   As filed with the Securities and Exchange Commission on February 14, 2006
                                              Securities Act File No. 333-130893
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]

                        Post-Effective Amendment No. 1

                              ING Investors Trust
               (Exact Name of Registrant as Specified in Charter)

         7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034
               (Address of Principal Executive Offices) (Zip Code)

                                 1-800-992-0180
                  (Registrant's Area Code and Telephone Number)

                              Huey P. Falgout, Jr.
                              ING Investments, LLC
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                     (Name and Address of Agent for Service)

                                 With copies to:

                             Jeffrey S. Puretz, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401

                                 ---------------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------

       It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------

        No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2
              under the Investment Company Act of 1940, as amended.

                               USLICO SERIES FUND

                         THE ASSET ALLOCATION PORTFOLIO
                               THE BOND PORTFOLIO
                           THE MONEY MARKET PORTFOLIO
                               THE STOCK PORTFOLIO

                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034

                                 1-800-992-0180

                                February 14, 2006

Dear Variable Annuity Contract or Variable Life Insurance Policy Holder:

         We are writing to notify you that a joint special meeting of the shareholders of The Asset Allocation Portfolio, The Bond Portfolio, The Money Market Portfolio and The Stock Portfolio (each a "Disappearing Portfolio" and collectively, the "Disappearing Portfolios"), each a separate series of USLICO Series Fund, is scheduled for 10:00 a.m., local time, on April 6, 2006, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (the "Joint Special Meeting").

         The Board of Trustees of each Disappearing Portfolio has reviewed and recommends the proposed reorganizations (each a "Reorganization" and collectively, the "Reorganizations") of each Disappearing Portfolio into a comparable ING Portfolio (each an "Acquiring Portfolio" and collectively, the "Acquiring Portfolios"), as set out in the chart below. Each Acquiring Portfolio and Disappearing Portfolio (collectively, the "Portfolios") are members of the mutual fund group called the "ING Funds."

             DISAPPEARING PORTFOLIO              ACQUIRING PORTFOLIO
             ----------------------              -------------------
             The Asset Allocation Portfolio      ING VP Balanced Portfolio
             The Bond Portfolio                  ING VP Intermediate Bond Portfolio
             The Money Market Portfolio          ING Liquid Assets Portfolio
             The Stock Portfolio                 ING Fundamental Research Portfolio

         Shares of a Disappearing Portfolio have been purchased at your direction by your insurance company ("Insurance Company") through its separate account to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a "Variable Contract"). Your Insurance Company, as the legal owner of that separate account, has been asked to approve the Reorganizations. You, as an owner of a Variable Contract for which the Portfolios serve as investment options, are being asked by your Insurance Company for instructions as to how to vote the shares of each Portfolio to which you have allocated cash values under your Variable Contract. As such, this letter, and the accompanying Notice, combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") and voting instructions card are, therefore, being furnished to Variable Contract owners entitled to provide voting instructions with regard to the proposals to be considered at the Joint Special Meeting.

         If the Reorganizations are approved and consummated with respect to each Disappearing Portfolio, the separate account in which you have an interest will own shares of the corresponding Acquiring Portfolio instead of shares of the the Disappearing Portfolio. The Reorganizations will provide the separate account in which you have an interest with an opportunity to participate in a larger portfolio with similar investment objectives and strategies. After careful consideration, the Board of Trustees of each Portfolio has concluded that the Reorganizations are in the best interest of the Portfolios and unanimously recommends that you vote "FOR" the proposals.

         A Proxy Statement/Prospectus that includes a detailed description of each Reorganization is enclosed. A voting instruction card is also enclosed for each Disappearing Portfolio in which you are invested. Please read these materials carefully. We hope that you can attend the Joint Special Meeting in person; however, we urge you in any event to provide voting instructions by completing and returning the enclosed voting instructions card(s) in the envelope provided at your earliest convenience.

         YOUR VOTING INSTRUCTIONS ARE IMPORTANT REGARDLESS OF THE NUMBER OF SHARES ATTRIBUTABLE TO YOUR VARIABLE CONTRACT. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND PROVIDE VOTING INSTRUCTIONS. IT IS IMPORTANT THAT YOUR VOTING INSTRUCTIONS

BE RECEIVED NO LATER THAN APRIL 3, 2006. The Disappearing Portfolios are using Computershare Fund Services, a proxy solicitation firm, to assist shareholders in the voting process. As the date of the Joint Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Computershare Fund Services, reminding you to exercise your right to provide voting instructions. We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                       Sincerely,



                                       /s/ James M. Hennessy

                                       James M. Hennessy,
                                       President and Chief Executive Officer

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
                               USLICO SERIES FUND

                         THE ASSET ALLOCATION PORTFOLIO
                               THE BOND PORTFOLIO
                           THE MONEY MARKET PORTFOLIO
                               THE STOCK PORTFOLIO

                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                           SCHEDULED FOR APRIL 6, 2006

To the Variable Annuity Contract or Variable Life Insurance Policy Holders:

         NOTICE IS HEREBY GIVEN that a joint special meeting of shareholders ("Joint Special Meeting") of The Asset Allocation Portfolio, The Bond Portfolio, The Money Market Portfolio and The Stock Portfolio, respectively (each a "Disappearing Portfolio" and collectively, the "Disappearing Portfolios") of USLICO Series Fund is scheduled for April 6, 2006 at 10:00 a.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 for the following purposes:

          (1) THE ASSET ALLOCATION PORTFOLIO ONLY. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") by and among The Asset Allocation Portfolio and ING VP Balanced Portfolio, a series of ING VP Balanced Portfolio, Inc., providing for the reorganization of The Asset Allocation Portfolio with and into ING VP Balanced Portfolio;

          (2) THE BOND PORTFOLIO ONLY. To approve a Reorganization Agreement by and among The Bond Portfolio and ING VP Intermediate Bond Portfolio, a series of ING VP Intermediate Bond Portfolio, providing for the reorganization of The Bond Portfolio with and into ING VP Intermediate Bond Portfolio;

          (3) THE MONEY MARKET PORTFOLIO ONLY. To approve a Reorganization Agreement by and among The Money Market Portfolio and ING Liquid Assets Portfolio, a series of ING Investors Trust, providing for the reorganization of The Money Market Portfolio with and into ING Liquid Assets Portfolio;

          (4) THE STOCK PORTFOLIO ONLY. To approve a Reorganization Agreement by and among The Stock Portfolio and ING Fundamental Research Portfolio, a series of ING Partners, Inc., providing for the reorganization of The Stock Portfolio with and into ING Fundamental Research Portfolio; and

          (5) ALL PORTFOLIOS. To transact such other business, not currently contemplated, that may properly come before the Joint Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

         Separate accounts of ReliaStar Life Insurance Company and ReliaStar Life Insurance Company of New York (the "Insurance Companies") are the only shareholders of the Disappearing Portfolios. However, the Insurance Companies hereby solicit and agree to vote the shares of the Disappearing Portfolios at the Joint Special Meeting in accordance with timely instructions received from owners of the variable annuity contracts and variable life insurance policies ("Variable Contracts") having contract values allocated to a separate account invested in such shares. The Insurance Companies will vote shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received.

         The Board of Trustees of USLICO Series Fund has fixed the close of business on January 13, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Joint Special Meeting or any adjournment(s) thereof.

         As a Variable Contract owner of record as of January 13, 2006, you have the right to instruct the Insurance Companies as to the manner in which shares of a Disappearing Portfolio attributable to your Variable Contract should be voted. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Joint Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED VOTING INSTRUCTION CARD(S) so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to each Portfolio or by voting in person at the Joint Special Meeting.

                                       By Order of the Board of Trustees

                                       /s/ Huey P. Falgout, Jr.

                                       Huey P. Falgout, Jr.
                                       Secretary



February 14, 2006

                      (This page intentionally left blank)

                                TABLE OF CONTENTS

INTRODUCTION.............................................................................................................1

COMMON QUESTIONS AND ANSWERS REGARDNG THE REORGANIZATIONS................................................................3

REORGANIZATION OF THE ASSET ALLOCATION PORTFOLIO INTO ING VP BALANCED PORTFOLIO..........................................5

     SUMMARY.............................................................................................................5
        The Proposed Reorganization......................................................................................5
        Comparison of Investment Objectives and Strategies...............................................................7
        Comparison of Portfolio Characteristics.........................................................................10
        Comparison of Portfolio Performance.............................................................................11
        Comparison of Investment Techniques and Principal Risks of Investing in the Portfolios..........................13

     COMPARISON OF FEES AND EXPENSES....................................................................................15
        Management Fees.................................................................................................15
        Sub-Adviser Fees................................................................................................15
        Administration Fees.............................................................................................15
        Distribution and Service Fees...................................................................................15
        Expense Limitation Arrangements.................................................................................15
        Expense Tables..................................................................................................16
        Portfolio Expenses..............................................................................................16
        General Information.............................................................................................17
        Key Differences in Rights of Asset Allocation Portfolio's Shareholders and VP Balanced Portfolio's Shareholders.17

REORGANIZATION OF THE BOND PORTFOLIO INTO ING VP INTERMEDIATE BOND PORTFOLIO............................................19

     SUMMARY............................................................................................................19
        The Proposed Reorganization.....................................................................................19
        Comparison of Investment Objectives and Strategies..............................................................21
        Comparison of Portfolio Characteristics.........................................................................23
        Comparison of Portfolio Performance.............................................................................25
        Comparison of Investment Techniques and Principal Risks of Investing in the Portfolios..........................27

     COMPARISON OF FEES AND EXPENSES....................................................................................29
        Management Fees.................................................................................................29
        Sub-Adviser Fees................................................................................................29
        Administration Fees.............................................................................................29
        Distribution and Service Fees...................................................................................29
        Expense Limitation Arrangements.................................................................................29
        Expense Tables..................................................................................................30
        Portfolio Expenses..............................................................................................30
        General Information.............................................................................................32
        Key Differences in Rights of Bond Portfolio's Shareholders and VP Intermediate Bond Portfolio's Shareholders....32

REORGANIZATION OF THE MONEY MARKET PORTFOLIO INTO ING LIQUID ASSETS PORTFOLIO...........................................33

     SUMMARY............................................................................................................33
        The Proposed Reorganization.....................................................................................33
        Comparison of Investment Objectives and Strategies..............................................................35
        Comparison of Portfolio Characteristics.........................................................................37
        Comparison of Portfolio Performance.............................................................................38
        Comparison of Investment Techniques and Principal Risks of Investing in the Portfolios..........................40

     COMPARISON OF FEES AND EXPENSES....................................................................................41
        Management Fees.................................................................................................41
        Sub-Adviser Fees................................................................................................41
        Administration Fees.............................................................................................41
        Distribution and Service Fees...................................................................................42
        Expense Limitation Arrangements.................................................................................42
        Expense Tables..................................................................................................42
        Portfolio Expenses..............................................................................................42

        General Information.............................................................................................44
        Key Differences in Rights of Money Market Portfolio's Shareholders and Liquid Assets Portfolio's Shareholders...44

REORGANIZATION OF THE STOCK PORTFOLIO INTO ING FUNDAMENTAL RESEARCH PORTFOLIO...........................................45

     SUMMARY............................................................................................................45
        The Proposed Reorganization.....................................................................................45
        Comparison of Investment Objectives and Strategies..............................................................47
        Comparison of Portfolio Characteristics.........................................................................49
        Comparison of Portfolio Performance.............................................................................50
        Comparison of Investment Techniques and Principal Risks of Investing in the Portfolios..........................52

     COMPARISON OF FEES AND EXPENSES....................................................................................54
        Management Fees.................................................................................................54
        Sub-Adviser Fees................................................................................................54
        Administration Fees.............................................................................................54
        Distribution and Service Fees...................................................................................54
        Expense Limitation Arrangements.................................................................................55
        Expense Tables..................................................................................................55
        Portfolio Expenses..............................................................................................55
        General Information.............................................................................................57
        Key Differences in Rights of Stock Portfolio's Shareholders and Fundamental Research Portfolio's Shareholders...57

INFORMATION ABOUT THE REORGANIZATIONS...................................................................................58
   The Reorganization Agreements........................................................................................58
   Reasons for the Reorganizations......................................................................................58
   Board Considerations.................................................................................................59
   Tax Considerations...................................................................................................59
   Expenses of the Reorganizations......................................................................................59

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS.............................................................................60
   Form of Organization.................................................................................................60
   Advisers.............................................................................................................60
   Distributors.........................................................................................................61
   Dividends, Other Distributions and Taxes.............................................................................61
   Capitalization.......................................................................................................62

GENERAL INFORMATION ABOUT THE PROXY STATEMENT...........................................................................64
   Solicitation of Proxies..............................................................................................64
   Voting Rights........................................................................................................64
   Other Matters to Come Before the Joint Special Meeting...............................................................65
   Shareholder Proposals................................................................................................65
   Reports to Shareholders..............................................................................................65

APPENDICES
   Portfolio Manager's Report for ING VP Balanced Portfolio ...........................................................A-1
   Portfolio Manager's Report for ING VP Intermediate Bond Portfolio ..................................................A-5
   Portfolio Manager's Report for ING Liquid Assets Portfolio .........................................................A-9
   Portfolio Manager's Report for ING Fundamental Research Portfolio .................................................A-12
   Additional Information Regarding ING VP Balanced Portfolio..........................................................B-1
   Additional Information Regarding ING VP Intermediate Bond Portfolio.................................................B-8
   Additional Information Regarding ING Liquid Assets Portfolio.......................................................B-13
   Additional Information Regarding ING Fundamental Research Portfolio................................................B-19
   Form of Agreement and Plan of Reorganization........................................................................C-1
   Security Ownership of Certain Beneficial and Record Owners..........................................................D-1

                      (This page intentionally left blank)

                           PROXY STATEMENT/PROSPECTUS

                         ING VP BALANCED PORTFOLIO, INC.
                       ING VP INTERMEDIATE BOND PORTFOLIO
                               ING INVESTORS TRUST
                               ING PARTNERS, INC.
                               USLICO SERIES FUND

                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                                FEBRUARY 14, 2006

                                  INTRODUCTION


         This combined Proxy Statement and Prospectus ("Proxy Statement/ Prospectus") relates to a Joint Special Meeting of shareholders of The Asset Allocation Portfolio, The Bond Portfolio, The Money Market Portfolio and the Stock Portfolio (each a "Disappearing Portfolio" and collectively, the "Disappearing Portfolios"), each a separate series of USLICO Series Fund, to be held on April 6, 2006. As more fully described in this Proxy Statement/ Prospectus, the purpose of the Joint Special Meeting is to vote on the proposed reorganizations (each a "Reorganization" and collectively, the "Reorganizations") of each Disappearing Portfolio into a comparable ING Portfolio (each an "Acquiring Portfolio" and collectively, the "Acquiring Portfolios"), as set out in the chart below. Each Acquiring Portfolio and Disappearing Portfolio (collectively, the "Portfolios") are members of the mutual fund group called the "ING Funds."


DISAPPEARING PORTFOLIO                      ACQUIRING PORTFOLIO
----------------------                      -------------------
The Asset Allocation Portfolio              ING VP Balanced Portfolio
The Bond Portfolio                          ING VP Intermediate Bond Portfolio
The Money Market Portfolio                  ING Liquid Assets Portfolio
The Stock Portfolio                         ING Fundamental Research Portfolio

         Shares of each Portfolio are not offered directly to the public but are sold to separate accounts ("Separate Accounts") of certain participating life insurance companies ("Participating Insurance Companies") and are used to fund variable annuity and/or variable life contracts (each a "Variable Contract" and collectively, "Variable Contracts"). Variable Contract owners who select a Disappearing Portfolio for investment through a Variable Contract have a beneficial interest in the Disappearing Portfolio, but do not invest directly in or hold shares of the Disappearing Portfolio. The Participating Insurance Company that uses a Disappearing Portfolio as a funding vehicle, is, in most cases, the true shareholder of the Disappearing Portfolio and, as the legal owner of the Disappearing Portfolio's shares, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Variable Contract owners. As such and for ease of reference throughout the Proxy Statement/Prospectus, Variable Contract holders will be referred to as "shareholders" of the Portfolios.

         Under separate Agreements and Plans of Reorganization (each a "Reorganization Agreement" and collectively, the "Reorganization Agreements"), each Disappearing Portfolio would transfer its assets to the corresponding Acquiring Portfolio in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the Disappearing Portfolio's known liabilities as of the Closing Date (as defined below). The Acquiring Portfolio shares would then be distributed to shareholders of the Disappearing Portfolio so that each shareholder would receive a number of full and fractional shares of the Acquiring Portfolio equal to the aggregate value of the number of shares of the Disappearing Portfolio held by such shareholder. As a result of each Reorganization, each Disappearing Portfolio will distribute shares of the Acquiring Portfolio in liquidation of the Disappearing Portfolio on April 29, 2006, or such other date as the parties may agree ("Closing Date").

         Because you, as a shareholder of a Disappearing Portfolio, are being asked to approve a Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of an Acquiring Portfolio, this Proxy Statement also serves as a Prospectus for each Acquiring Portfolio.

         This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know in considering each Reorganization. A Statement of Additional Information ("SAI") relating to this Proxy Statement, dated February 14, 2006, containing additional information about the

Reorganizations and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, strategies and restrictions of the Disappearing Portfolios, see the Prospectus and the SAI of the USLICO Series Fund, each dated April 29, 2005, which are incorporated herein by reference. For a more detailed discussion of the investment objectives, strategies and restrictions of the Acquiring Portfolios, see the Prospectus and the SAI of each of the Acquiring Funds, each dated April 29, 2005. Each of the Acquiring Portfolios are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith files reports and other information with the SEC. Each Portfolio also provides periodic reports to its shareholders, which highlight certain important information about the Portfolios, including investment results and financial information. The Semi-Annual Report for each Portfolio, dated June 30, 2005, is incorporated herein by reference. To obtain a copy of the current prospectus, SAI, annual report and semi-annual report for any of the Portfolios without charge, or for a copy of the SAI relating to the Proxy Statement/Prospectus, contact the Portfolios at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-992-0180.


         You can copy and review information about each Portfolio (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

         THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         COMMON QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATIONS

         The following questions and answers provide an overview of the proposal to reorganize The Asset Allocation Portfolio, The Bond Portfolio, The Money Market Portfolio and The Stock Portfolio (each a "Disappearing Portfolio" and collectively, the "Disappearing Portfolios"), each a separate series of USLICO Series Fund, into a comparable portfolio offered by ING Funds. We encourage you to read the full text of the combined Proxy Statement/Prospectus that follows:

Q:       WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE UPON?

A: Shareholders are being asked to consider and approve a proposal to reorganize each of the Disappearing Portfolios into a corresponding portfolio offered by ING Funds (each a "Reorganization" and collectively, the "Reorganizations").

         Separate accounts of ReliaStar Life Insurance Company and ReliaStar Life Insurance Company of New York (the "Insurance Companies") are the only shareholders of the Portfolios. However, owners of record of a variable annuity contract and/or variable life insurance contract (each a "Variable Contract") investing in the Portfolios will have the right to instruct the Insurance Companies as to the manner in which shares of the Portfolios attributable to their variable contract should be voted.

Q:       WHAT ARE THE REORGANIZATIONS?

A: The Board of Trustees of each Disappearing Portfolio has reviewed and recommends the proposed Reorganizations of each Disappearing Portfolio into a comparable ING Portfolio (each an "Acquiring Portfolio" and collectively, the "Acquiring Portfolios"), as set out in the chart below. Each Acquiring Portfolio and Disappearing Portfolio (collectively, the "Portfolios") are members of the mutual fund group called the "ING Funds."

DISAPPEARING PORTFOLIO                      ACQUIRING PORTFOLIO
----------------------                      -------------------
The Asset Allocation Portfolio              ING VP Balanced Portfolio
The Bond Portfolio                          ING VP Intermediate Bond Portfolio
The Money Market Portfolio                  ING Liquid Assets Portfolio
The Stock Portfolio                         ING Fundamental Research Portfolio

         THE BOARD OF TRUSTEES OF USLICO SERIES FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH REORGANIZATION.

Q:       HOW WILL THE REORGANIZATIONS AFFECT MY ACCOUNT?

A: If the Reorganizations are approved and implemented for a Disappearing Portfolio, each shareholder of a Disappearing Portfolio will become a shareholder of the Acquiring Portfolio that acquires it, receiving shares having a total value equal to the value of the shareholder's investment in the Disappearing Portfolio at the close of business on the business day immediately preceding the effective time of the Reorganization. This means that your Variable Contract may end up with a different number of shares allocated to it compared to what was originally allocated, but the total dollar value of your allocation will be the same. As a Variable Contract owner indirectly invested in a Disappearing Portfolio, the Reorganization of the Disappearing Portfolio would result in your contract values being indirectly invested in the corresponding Acquiring Portfolio. As explained in the accompanying Proxy Statement/Prospectus, the Reorganizations would not create adverse tax consequences for contract owners, nor would contract owners pay any fees or charges in connection with the Reorganizations.

Q:       WHO WILL MANAGE MY PORTFOLIO AFTER THE REORGANIZATION?

A: ING Investments, LLC ("ING Investments" or the "Investment Adviser") currently manages the assets of each of the Disappearing Portfolios. ING Investments has delegated responsibility for providing investment advice to each of the Disappearing Portfolios to an affiliated sub-adviser, ING Investment Management Co. ("ING IM" or the "Sub-Adviser"). After completion of the Reorganizations, ING Investments will continue to manage the assets of both The Asset Allocation Portfolio and The Bond Portfolio as the current investment manager to both the ING VP Balanced Portfolio and the ING VP Intermediate Bond Portfolio, each an Acquiring Portfolio. Directed Services, Inc. ("DSI") (as the current investment manager of the ING Liquid Assets Portfolio) will manage the assets of The Money Market Portfolio. ING Life Insurance and Annuity Company ("ILIAC") (as the current investment manager of the ING Fundamental Research Portfolio) will manage the assets of The Stock Portfolio. ING IM is the current sub-adviser for all four Acquiring Portfolios and will continue to provide investment advice as a sub-adviser to the Acquiring Portfolios.

Q:       WILL THE REORGANIZATIONS BE TAX-FREE?

A: The Reorganizations will be accomplished, in the opinion of counsel, on a tax-free basis. This means that you should not recognize any capital gains (or losses) for federal income tax purposes, when shares of the Disappearing Portfolios are exchanged for shares in the Acquiring Portfolios.

Q:       HOW WILL FUTURE ALLOCATIONS WITHIN MY VARIABLE CONTRACT BE DIRECTED?

A: Unless you provide us with alternative allocation instructions, all future allocations directed to the Disappearing Portfolios will be automatically allocated to the corresponding Acquiring Portfolio. You may give us alternative allocation instructions at any time by contacting Shareholder Services at 1-800-992-0180.

Q:       HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A: After careful consideration, based upon their evaluation of all relevant information, and after meeting with counsel to the Independent Trustees regarding the legal issues involved, the Board of Trustees of each Disappearing Portfolio, including the Independent Trustees, recommends that you vote "FOR" all of the proposals on the enclosed proxy card(s).

Q:       WHAT HAPPENS IF ANY OF THE PROPOSALS ARE NOT APPROVED BY SHAREHOLDERS?

A: Each Reorganization is a separate transaction and is not dependent on any other Reorganization being approved. If a Reorganization is not approved by shareholders, the Board of Trustees of each Disappearing Portfolio will determine what, if any, additional action should be taken.

Q:       WHO GETS TO VOTE?

A: If your Variable Contract was invested in one of the USLICO Portfolios at the close of business on January 13, 2006, you are entitled to vote with respect to your Portfolio, even if your Variable Contract later sold the shares. Each share of a USLICO Portfolio is entitled to one vote, with fractional shares voting proportionally.

Q:       WHY SHOULD I VOTE?

A: Your vote makes a difference. The Insurance Companies have agreed to vote their shares according to instructions received from owners of the Variable Contracts and to vote shares attributable to Variable Contracts as to which no voting instructions have been received in proportion (for, against or abstain) to those for which instructions are received.

         YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY TO AVOID THE ADDITIONAL EXPENSE OF ANOTHER SOLICITATION.

                         THE ASSET ALLOCATION PORTFOLIO

                               REORGANIZATION INTO

                            ING VP BALANCED PORTFOLIO

                                     SUMMARY

         You should read this entire Proxy Statement/Prospectus carefully. You should also review the form of Reorganization Agreement, which is attached hereto as APPENDIX C. Also, you should consult the Class I Prospectus dated April 29, 2005, for more information about ING VP Balanced Portfolio ("VP Balanced Portfolio"), a series of ING VP Balanced Portfolio, Inc.

THE PROPOSED REORGANIZATION

         At a meeting held on November 10, 2005, the Board of Trustees of The Asset Allocation Portfolio ("Asset Allocation Portfolio"), a series of USLICO Series Fund, approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

    - the transfer of all of the assets of Asset Allocation Portfolio to VP Balanced Portfolio in exchange for shares of common stock of VP Balanced Portfolio;

    - the assumption by VP Balanced Portfolio of the liabilities of Asset Allocation Portfolio known as of the Closing Date (as described below);

    - the distribution of VP Balanced Portfolio shares to the shareholders of Asset Allocation Portfolio; and

    -    the complete liquidation of Asset Allocation Portfolio.

         VP Balanced Portfolio shares would then be distributed to shareholders of Asset Allocation Portfolio so that each shareholder would receive a number of full and fractional shares of VP Balanced Portfolio equal to the aggregate value of shares of Asset Allocation Portfolio held by such shareholder.

         As a result of the Reorganization, each shareholder of Asset Allocation Portfolio would become a shareholder of Class I of VP Balanced Portfolio. The Reorganization is expected to be effective on April 29, 2006, or such other date as the parties may agree (the "Closing Date").

         Each shareholder will hold, immediately after the Closing Date, Class I shares of VP Balanced Portfolio having an aggregate value equal to the aggregate value of the shares of Asset Allocation Portfolio held by that shareholder as of the Closing Date.

         In considering whether to approve the Reorganization, you should note that:

    - The Portfolios have similar investment objectives; however, there are certain differences in the investment strategies of the Portfolios - while both Portfolios invest in a mix of equity securities, debt instruments and money market instruments, each Portfolio allocates the relative percentages of each in a different manner and in different amounts;

    - VP Balanced Portfolio is a significantly larger Portfolio than Asset Allocation Portfolio (approximately $1.3 billion versus $13 million as of June 30, 2005);


    - The 1-year, 3-year, 5-year and 10-year performance of VP Balanced Portfolio is superior to that of the Asset Allocation Portfolio;

    - Both Portfolios have the same investment adviser, ING Investments, LLC, the same sub-adviser, ING Investment Management Co. and are managed by the same lead portfolio managers, Shiv Mehta and Mary Ann Fernandez; and

    - The proposed Reorganization is expected to result in lower gross as well as lower net operating expenses per share for shares of the Asset Allocation Portfolio.

The (unaudited) gross and net operating expenses before and after the Reorganization, expressed as an annual percentage of the average daily net asset value per share for shares of each Portfolio as of June 30, 2005, are as follows:

     GROSS EXPENSES BEFORE THE REORGANIZATION

Asset Allocation Portfolio                                             1.17%
VP Balanced Portfolio (Class I)                                        0.60%

     NET EXPENSES BEFORE THE REORGANIZATION

Asset Allocation Portfolio(1)                                          0.90%
VP Balanced Portfolio (Class I)                                        0.60%

     AFTER THE REORGANIZATION: PRO FORMA

Gross estimated expenses of VP Balanced Portfolio (Class I)            0.60%
Net estimated expenses of VP Balanced Portfolio (Class I)              0.60%

-------------
(1) Ratios reflect the expense limitation agreement in place for Asset Allocation Portfolio effective May 1, 2005.

         Approval of the Reorganization Agreement requires the vote, if a quorum is present, of the lesser of (i) 67% or more of the shares, provided that 50% of the shares are present in person or represented by proxy at the Joint Special Meeting, or (ii) a majority of the shares. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.

         AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE ASSET ALLOCATION PORTFOLIO UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

         The following summarizes the investment objective, strategies and management differences, if any, between Asset Allocation Portfolio and VP Balanced Portfolio:

                               ASSET ALLOCATION PORTFOLIO                       VP BALANCED PORTFOLIO
                               --------------------------                       ---------------------
INVESTMENT OBJECTIVE    Seeks to achieve high total return,           Seeks to maximize investment return
                        consistent with prudent investment risk       consisting of capital appreciation and
                        by investing in common stocks and other       current income, consistent with
                        equity securities, investment grade           reasonable safety of principal, by
                        intermediate to long-term debt                investing in a diversified portfolio of
                        obligations and high quality money market     one or more of the following asset
                        instruments.                                  classes: stocks, bonds and cash
                                                                      equivalents, based on the judgement of
                                                                      the Portfolio's management, of which of
                                                                      those sectors or mix thereof offers the
                                                                      best investment prospects.

INVESTMENT STRATEGIES   -   The Portfolio allocates its assets into   -   Under normal market conditions, the
                            three broad categories: (1) U.S. common       Portfolio allocates its assets
                            stocks and other equity securities            between the following asset classes:
                            believed to offer above average growth        (1) equities, such as common and
                            potential; (2) intermediate to long-term      preferred stocks; (2) debt, such as
                            investment grade bonds; and (3) high          bonds, mortgage-related and other
                            quality money market instruments.             asset-backed securities; (3) U.S.
                                                                          government securities; and (4) money
                        -   Under normal circumstances at least 30%       market instruments.
                            of the Portfolio's assets will be
                            invested in common stocks and other       -   The Portfolio normally invests up to
                            equity securities, at least 20% in            75% of its total assets in equity
                            investment grade bonds and the remainder      securities and at least 25% of its
                            in money market instruments. With certain     total assets in debt (including money
                            exceptions for money market investments,      market instruments).
                            no more than 25% of the assets of the
                            Portfolio are invested in a single        -   In making asset allocation decisions,
                            industry and no more than 5% may be           the Sub-Adviser uses current market
                            invested in any single company. The           statistics and economic indicators to
                            Portfolio may invest in Initial Public        attempt to forecast returns for the
                            Offerings ("IPOs").                           equity and debt sectors of the
                                                                          securities market. Within each asset
                        -   The Portfolio invests 20% of its              class, the Sub-Adviser uses
                            total assets in foreign securities,           quantitative computer models to
                            such as ADRs and EDRs and up to 35%           evaluate financial criteria in an
                            of its assets in zero coupon                  attempt to identify those issuers
                            securities. The Portfolio may also            whose perceived value is not
                            invest in derivative instruments.             reflected in their equity or debt
                                                                          securities. The Sub-Adviser generally
                        -   The equity investments are rotated            does not attempt to respond to
                            among various market sectors based on         short-term swings in the market by
                            the Sub-Adviser's research and view           quickly changing the portfolio
                            of the economy. The Portfolio may buy         characteristics of the Portfolio.
                            and sell equity securities
                            frequently, resulting in higher           -   In managing the equity component of
                            portfolio turnover and higher                 the Portfolio, the Sub-Adviser
                            transaction costs. From time to time,         attempts to achieve the Portfolio's
                            the equity portion of the Portfolio           investment objective by overweighting
                            will, on its common stock portfolio,          those stocks in the Standard & Poor's
                            write covered call options that are           500 Composite Stock Price Index ("S&P
                            traded on a U.S. securities exchange          500 Index") that it believes will
                            or board of trade. It will only do so         outperform the index, and
                            when the Sub-Adviser believes the             underweighting (or avoiding
                            price of the stock will remain                altogether) those stocks that it
                            relatively stable, thus allowing the          believes will underperform the index.
                            Portfolio to enjoy the premium income
                            and enhance its return.

                        -   The bond portion of the Portfolio
                            invests

                               ASSET ALLOCATION PORTFOLIO                       VP BALANCED PORTFOLIO
                               --------------------------                       ---------------------
                            primarily in securities rated in the      -   In managing the debt component, the
                            top four rating categories of either          Sub-Adviser focuses on buying bonds
                            S&P (AAA, AA, A, and BBB) or Moody's          at a discount to their intrinsic
                            (Aaa, Aa, A, and Baa) or, if not              value. The Sub-Adviser utilizes
                            rated, of equivalent quality in the           proprietary quantitative techniques
                            judgment of the Sub-Adviser. This             to identify bonds or sectors that are
                            Portfolio will retain a flexible              cheap relative to other bonds or
                            approach to the investment of funds           sectors based on their historical
                            and the portfolio composition may             price relationships. Teams of asset
                            vary with the economic outlook. The           specialists use this relative value
                            Portfolio may invest in U.S.                  analysis to guide the security
                            government securities, commercial             selection process.
                            paper, and other money market
                            instruments, including repurchase         -   Although the Portfolio may invest a
                            agreements maturing in seven days or          portion of its assets in high-yield
                            less. When, in the judgment of the            (high risk) debt securities rated
                            Investment Adviser or Sub-Adviser,            below BBB - by Standard & Poor's
                            current cash needs or market or               (S&P) or Baa3 by Moody's Investors
                            economic conditions warrant a                 Services, Inc (Moody's), the
                            temporary defensive position, the             Portfolio will seek to maintain a
                            Portfolio may invest to a greater             minimum average portfolio quality
                            degree in short-term U.S. government          rating of at least investment grade.
                            securities, commercial paper, and             The dollar-weighted average maturity
                            other money market instruments.               of the Portfolio will generally range
                            Taking temporary defensive positions          between three and ten years. The
                            may reduce the chances of the                 Portfolio may also invest in
                            Portfolio achieving its investment            convertible securities, foreign debt
                            objective.                                    securities and derivatives.

                        -   The money market portion of the           -   The Portfolio may lend portfolio
                            Portfolio may invest only in                  securities on a short-term or
                            high-quality instruments with a               long-term basis, up to 33 1/3% of its
                            maturity or remaining maturity of 13          total assets.
                            months or less from the date of
                            purchase, and may include the             -   The Sub-Adviser may sell securities for
                            following: U.S. government                    a variety of reasons, such as to secure
                            securities; commercial paper,                 gains, limit losses, or redeploy assets
                            including asset-backed commercial             into opportunities believed to be more
                            paper, asset-backed securities,               promising.
                            floating or variable rate
                            instruments, credit-linked notes,         -   The Portfolio may engage in frequent
                            debt obligations, maturing in nine            and active trading of portfolio
                            months or less from the date of               securities to achieve its investment
                            purchase if rated A-1 by S&P or               objective.
                            Prime-1 by Moody's, or debt
                            obligations rated at least AA by S&P
                            or at least Aa by Moody's. The
                            Portfolio may also invest in
                            repurchase agreements maturing in
                            seven days or less with Federal
                            Reserve System banks or with dealers
                            in U.S. government securities; and
                            negotiable certificates of deposit,
                            bankers' acceptances, fixed-time
                            deposits, and other obligations of
                            federally chartered domestic banks,
                            savings banks, or savings and loan
                            associations having total assets of
                            $1 billion or more.

                        -   The Portfolio also may lend portfolio
                            securities on a short-term or
                            long-term basis, up to 33 1/3% of its
                            total assets.

INVESTMENT ADVISER                 ING Investments, LLC                         ING Investments, LLC

SUB-ADVISER                    ING Investment Management Co.                ING Investment Management Co.

                               ASSET ALLOCATION PORTFOLIO                       VP BALANCED PORTFOLIO
                               --------------------------                       ---------------------

PORTFOLIO MANAGERS      Mary Ann Fernandez; Shiv Mehta; and David     Mary Ann Fernandez; Shiv Mehta; and James
                        S. Yealy                                      B. Kauffmann

         As you can see from the chart above, the investment objective and strategies of Asset Allocation Portfolio are similar to those of VP Balanced Portfolio. However, there are certain differences in the investment strategies of the Portfolios. While both Portfolios invest in a mix of equity securities, debt instruments and money market instruments, each Portfolio allocates the relative percentages of each in a different manner and in different amounts. While both Asset Allocation Portfolio and VP Balanced Portfolio may invest in foreign securities, Asset Allocation Portfolio specifies a 20% level of investment in such securities.

COMPARISON OF PORTFOLIO CHARACTERISTICS

The following table compares certain characteristics of the Portfolios as of June 30, 2005:

                                                  ASSET ALLOCATION PORTFOLIO                    VP BALANCED PORTFOLIO
                                                  --------------------------                    ---------------------
Net Assets                                               $12,972,637                                $1,299,730,458

Number of Holdings                                           292                                         775

Portfolio Turnover Rate(1)                                   134%                                        142%

EQUITY COMPONENT OF PORTFOLIO

Average market capitalization of
companies in the Portfolio                             $96,813,536,054                             $78,112,597,865

Market capitalization range of
companies in Portfolio:

    Holdings in companies with market
    capitalizations over $10 billion
    (as a % of net assets)                                  51.0%                                       45.4%

    Holdings in companies with market
    capitalizations between $10 billion
    and $5 billion (as a % of net
    assets)                                                  1.5%                                        4.2%

    Holdings in companies with market
    capitalizations under $5 billion
    (as a % of net assets)                                   1.9%                                        9.3%

Top 5 Industries (as % of net assets)     Fannie Mae                           10.6%  Fannie Mae                            9.2%

                                          U.S. Treasury                         9.9%  U.S. Treasury                         6.8%

                                          Diversified Financial Services        6.0%  Oil & Gas                             6.1%

                                          Pharmaceuticals                       5.8%  Whole Loan Collateral CMO             6.4%

                                          Oil & Gas                             5.2%  Retail                                5.4%

U.S. Equity Securities                                      51.1%                                       59.0%

Foreign Securities (as a % of net
assets)                                                      3.8%                                        0.5%

FIXED-INCOME COMPONENT OF PORTFOLIO

Average Dollar Weighted Duration                   3.82  Years                                           3.74 Years

Average Dollar Weighted Rating                              AA                                           A

As a Percentage of Net Assets:

     Investment Grade Securities                         38.7%                                          40.1%

     High Yield Securities (rated
     below investment grade)                              1.5%                                           1.8%

     Zero Coupon Securities                               0.3%                                           0.4%

     Foreign Debt Securities                              3.6%                                           3.9%

     Mortgage-Related Securities                         19.1%                                          22.0%

     U.S. Government Securities                           9.9%                                           6.8%

     Convertible Securities                               0.2%                                           0.0%

     Other Bonds                                          0.0%                                           0.0%

Top 10 Holdings (as a % of net assets)    Fannie Mae, 5.000%, 07/15/34          2.8%  Fannie Mae, 5.000%, 07/15/34          2.7%

                                          U.S. Treasury Note, 3.500%,           2.5%  U.S. Treasury Note, 3.500%,           2.3%
                                          05/31/07                                    05/31/07

                                          General Electric Co.                  2.1%  Exxon Mobil Corp.                     1.8%

                                                                                      U.S. Treasury Note, 4.125%,
                                          Nabors Industries Ltd.                1.9%  05/15/15                              1.7%

                                          Exxon Mobil Corp.                     1.7%  General Electric Co.                  1.5%

                                          U.S. Treasury Note, 4.125%,
                                          05/15/15                              1.7%  Pfizer, Inc.                          1.3%

                                          Fannie Mae, 5.500%, 07/15/34          1.6%  Verizon Communications, Inc.          1.2%

                                          Citigroup, Inc.                       1.6%  Bank of America Corp.                 1.2%

                                          U.S. Treasury Note/Bond, 6.250%,
                                          08/15/23                              1.5%  Intel Corp.                           1.1%

                                          Yahoo!, Inc.                          1.5%  Fannie Mae, 5.500%, 07/15/34          1.1%

--------------
(1)      For the six month period ended June 30, 2005.

COMPARISON OF PORTFOLIO PERFORMANCE

         Set forth below is the performance information for Asset Allocation Portfolio and VP Balanced Portfolio. The following performance provides some indication of the risks of investing in each Portfolio. The bar charts show the performance of Asset Allocation Portfolio and Class I shares of VP Balanced Portfolio for each of the past 10 calendar years. The performance information does not include insurance-related charges which are, or may be imposed, under a Variable Contract. Any charges will reduce your return. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract. The tables set forth below show the average annual total return for each Portfolio over time compared with two broad-based securities market indices. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIOS WILL PERFORM IN THE FUTURE.

                           ASSET ALLOCATION PORTFOLIO
                     CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)

                           [PLOT POINTS FOR RETURNS]

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
25.15     12.44    16.62    5.51     15.10   (9.80)   (20.09)  (8.72)    18.54    8.61

(1) These figures are for the year ended December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy, and would be lower if they did.

(2) During the period shown in the chart, the Asset Allocation Portfolio's best quarterly performance was 16.00% for the fourth quarter of 1999, and the Asset Allocation Portfolio's worst quarterly performance was (15.67)% for the first quarter of 2001.

(3) ING Investments, LLC has been the Asset Allocation Portfolio's Investment Adviser since May 11, 2001. Prior to May 11, 2001, ING Investments, LLC served as the sub-adviser to the Portfolio, and ReliaStar Investment Research, Inc., an affiliate of ING Investments, LLC, managed the Portfolio. Prior to October 1, 1999, the equity portion of the Asset Allocation Portfolio was managed by a different sub-adviser.

COMPARISON OF PORTFOLIO PERFORMANCE

                         VP BALANCED PORTFOLIO - CLASS I
                     CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)

                           [PLOT POINTS FOR RETURNS]

 1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
27.23    15.17   22.49   16.93   13.60  (0.56)  (4.21)  (10.31)  18.87   9.42

-----------

(1) These figures are for the year ended December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy, and would be lower if they did.

(2) During the period shown in the chart, the VP Balanced Portfolio's best quarterly performance was 13.05% for the fourth quarter of 1998, and the VP Balanced Portfolio's worst quarterly performance was (9.64)% for the third quarter of 2002.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as a sub-adviser.

                           AVERAGE ANNUAL TOTAL RETURN
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)


                                                   1 YEAR             5 YEARS           10 YEARS
                                                   ------             -------           --------
ASSET ALLOCATION PORTFOLIO

  Average Annual Total Return                       8.61%             (3.28)%              5.77%
  S&P 500 Index (reflects no deduction for
  fees or expenses)(1)                             10.88%             (2.30)%             12.07%
  Lehman Brothers Aggregate Bond Index(reflects
  no deduction for fees or expenses)(2)             4.34%               7.71%              7.72%

VP BALANCED PORTFOLIO

  Class I Return                                    9.42%               2.13%            10.22%
  S&P 500 Index (reflects no deduction for
  fees or expenses)(1)                             10.88%             (2.30)%            12.07%
  Lehman Brothers Aggregate Bond Index
  (reflects no deduction for fees or
  expenses)(2)                                      4.34%               7.71%             7.72%
  Composite Index (reflects no deduction
  for fees or expenses)(3)                          8.30%               1.98%            10.66%



-------------
(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets. You cannot invest directly in the index. It does not have an investment adviser and does not pay any fees or expenses. If it did, its performance would be lower. In order to outperform the index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses.

(2) The Lehman Brothers Aggregate Bond Index ("LBAB")is an unmanaged index and is composed of securities from Lehman Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Calculation of its performance assumes reinvestment of dividends. You cannot invest directly in the index. It does not have an investment adviser and does not pay any fees or expenses. If it did, its performance would be lower. In order to outperform the index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses.


(3)      The Composite Index consists of 60% S&P 500 Index and 40% LBAB.


         For a discussion by the sub-adviser regarding the performance of VP Balanced Portfolio for the fiscal year ended December 31, 2004, see APPENDIX A to this Proxy Statement/Prospectus. Additional information about VP Balanced Portfolio is included in APPENDIX B to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE ASSET ALLOCATION AND VP BALANCED PORTFOLIOS

         The following summarizes and compares the principal investment techniques and risks of investing in the Portfolios. You may lose money on your investment in either Portfolio. The value of each Portfolio's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in a portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Portfolio's shares.

Allocation Risk. Both Portfolios are subject to allocation risk. The success of both Portfolios' strategies depend on the Sub-Adviser's skill in allocating Portfolio assets between equities and debt and in choosing investments within those categories. Because each Portfolio's assets are allocated between equities and fixed-income securities, the Portfolio may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

Price Volatility. Both Portfolios are subject to price volatility risk. The value of both Portfolios changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Interest Rate Risk. Both Portfolios are subject to interest-rate risk. Fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt.

Foreign Investing. Both Portfolios are subject to foreign investment risk. Foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Convertible Securities. VP Balanced Portfolio is subject to the risk of investing in convertible securities. The value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The VP Balanced Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Mortgage-Related Securities. VP Balanced Portfolio is subject to the risk of investing in mortgage-related securities. The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

U.S. Government Securities. Both Portfolios are subject to U.S. Government securities risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed.

Derivatives. Both Portfolios are subject to the risks associated with investing in derivatives. Derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.

High-Yield Debt Securities. The VP Balanced Portfolio is subject to the risk of investing in high-yield (high risk) debt securities. High-yield debt securities are subject to greater risk than higher-quality securities, including the risks associated with greater price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield debt securities may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

Securities Lending. Both Portfolios are subject to the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.

Portfolio Turnover. VP Balanced Portfolio is subject to a high portfolio turnover rate. A high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

COMPARISON OF FEES AND EXPENSES

         The following discussion describes and compares the fees and expenses of the Asset Allocation Portfolio and VP Balanced Portfolio. For further information on the fees and expenses of VP Balanced Portfolio, see "APPENDIX B:
ADDITIONAL INFORMATION REGARDING ING VP BALANCED PORTFOLIO."

MANAGEMENT FEES

         Each Portfolio pays its investment adviser a management fee, payable monthly, based on the average daily net assets of the Portfolio. The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:

                                    FEES PAID TO INVESTMENT ADVISER DURING 2004
PORTFOLIO                                      (AS A % OF NET ASSETS)
---------                                      ----------------------
Asset Allocation Portfolio                            0.50%(1)
VP Balanced Portfolio                                  0.50%

         (1) The Variable Contracts contain a contractual provision limiting the amount Policyholders can be charged for management fees to 0.25%. The insurance company pays any management fees above that amount. The management fees shown in the "Management Fees" column are the management fees before taking into account this contractual limitation.

         If the Reorganization is approved by shareholders, VP Balanced Portfolio will pay a management fee of 0.50% of the Portfolio's average daily net assets. As such, the proposed Reorganization will result in the same management fee for shareholders of Asset Allocation Portfolio, before taking into account any fee waivers.

SUB-ADVISER FEES

         The investment adviser of each Portfolio pays ING Investment Management Co. ("ING IM"), the sub-adviser to both Portfolios, a sub-advisory fee, payable monthly, based on the average daily net assets of a Portfolio. The following table shows the aggregate annual sub-advisory fee paid by the investment adviser of each Portfolio to the sub-adviser for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:

                                    FEES PAID TO SUB-ADVISER DURING 2004
PORTFOLIO                                  (AS A % OF NET ASSETS)
---------                                  ----------------------
Asset Allocation Portfolio                        0.2250%
VP Balanced Portfolio                             0.2250%

         If the Reorganization is approved by shareholders, the investment adviser will pay a sub-advisory fee of 0.225% of the Portfolio's average daily net assets.

ADMINISTRATION FEES

         Asset Allocation Portfolio pays an annual administration fee of 0.10% of the Portfolio's average daily net assets. VP Balanced Portfolio pays an annual administrative fee of 0.055% of the first $5 billion of the Portfolio's daily net assets and 0.03% of the Portfolio's daily net assets in excess of $5 billion.

DISTRIBUTION AND SERVICE FEES

         Neither Asset Allocation Portfolio nor Class I shares of VP Balanced Portfolio pay a Rule 12b-1 fee.

EXPENSE LIMITATION ARRANGEMENTS

         An expense limitation agreement is in place for Asset Allocation Portfolio. ING Investments, LLC ("ING Investments"), the investment adviser to Asset Allocation Portfolio, has entered into a written expense limitation agreement with the Asset Allocation Portfolio that will limit the Total Net Portfolio Expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to recoupment by ING Investments, within three years. The expense limitation limit will continue through at least May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then-current term or upon termination of the Investment Management Agreement. Pursuant to this expense limitation agreement, the expense limit for Asset Allocation Portfolio is 0.65%.

         There are no expense limitation agreements currently in place for VP Balanced Portfolio.

EXPENSE TABLES

         As shown in the table below, shares of Asset Allocation and VP Balanced Portfolios are not subject to sales charges or shareholder transaction fees. The table below does not reflect surrender charges and other charges assessed by your Insurance Company under your Variable Contact.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                     ASSET ALLOCATION        BALANCED
                                                         PORTFOLIO          PORTFOLIO
                                                         ---------          ---------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                         None               None

Maximum deferred sales charge (load)(as a
percentage of the lower of original purchase
price or redemption proceeds)                               None               None

         Neither Asset Allocation Portfolio nor VP Balanced Portfolio has any redemption fees, exchange fees or sales charges on reinvested dividends.

PORTFOLIO EXPENSES


         The current expenses of each of the Asset Allocation and VP Balanced Portfolios and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the following table. Expenses are based upon the operating expenses incurred by Asset Allocation Portfolio and Class I shares of VP Balanced Portfolio for the 12 month period ended June 30, 2005. Pro forma fees show estimated fees of VP Balanced Portfolio after giving effect to the proposed Reorganization as adjusted to reflect contractual changes. Pro forma numbers are estimated in good faith and are hypothetical. Your Variable Contract is a contract between you and the issuing Participating Insurance Company. Each Portfolio is not a party to that Variable Contract. The Portfolios are merely an investment option made available to you by your Participating Insurance Company under your Variable Contract. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract. The table below does not reflect expenses and charges that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.


                       ANNUAL PORTFOLIO OPERATING EXPENSES
                         AS OF JUNE 30, 2005 (UNAUDITED)
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS,
         SHOWN AS A RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS) (1)

                                                       DISTRIBUTION                      TOTAL
                                                       (12B-1) AND                     PORTFOLIO         WAIVERS,
                                        MANAGEMENT     SHAREHOLDER        OTHER        OPERATING    REIMBURSEMENT, AND       NET
                                           FEES       SERVICING FEES     EXPENSES      EXPENSES       RECOUPMENT (3)       EXPENSES
                                           ----       --------------     --------      --------       --------------       --------
Asset Allocation Portfolio                0.50%(2)          --             0.67%          1.17%           (0.27)%             0.90%
VP Balanced Portfolio (Class I)           0.50%             --             0.10%          0.60%              --               0.60%

VP Balanced Portfolio  (Surviving
  Portfolio After the
  Reorganization)
  (Estimated Pro Forma)(2)                0.50%             --             0.10%          0.60%              --               0.60%

-------------
(1)      The fiscal year end for each Portfolio is December 31.

(2) The Variable Contracts contain a contractual provision limiting the amount Policyholders can be charged for management fees to 0.25%. The Insurance Company pays any management fees above that amount. The management fees shown in the "Management Fees" column are the management fees before taking into account this contractual limitation. The contractual limitation expires on May 1, 2006 and renews automatically each year unless terminated by the Insurance Company.

(3) An expense limitation agreement is in place for Asset Allocation Portfolio. ING Investments, the investment adviser to Asset Allocation Portfolio, has entered into a written expense limitation agreement with the Portfolio that will limit the Total Net Portfolio Expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses subject to recoupment by ING Investments, within three years. The aggregate amount of the "Management Fee" waived and any "Other Expenses" waived, reimbursed or recouped during the last fiscal year by ING Investments, adjusted for contractual changes, if any, is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limitation limit will continue through at least May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then-current term or upon termination of the Investment Management Agreement. Pursuant to this expense limitation agreement, the expense limit for Asset Allocation Portfolio is 0.65%.


         Examples. The following examples are intended to help you compare the cost of investing in each Portfolio and the combined Portfolio. The examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract. The examples assume that you invest $10,000 in each Portfolio and in the combined Portfolio after the Reorganization for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.


      ASSET ALLOCATION PORTFOLIO(1)
      --------------------------
1 YEAR   3 YEARS   5 YEARS    10 YEARS
------   -------   -------    --------
  $92     $345       $618      $1,396

  VP BALANCED PORTFOLIO (CLASS I )
  --------------------------------
1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $61      $192     $335       $750

        ESTIMATED PRO FORMA:
  VP BALANCED PORTFOLIO (CLASS I )(2)
      ------------------------
1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $61      $192      $335      $750



(1) The expense amounts shown include the effects of an expense limitation for the 1-year period and for the first year of the 3, 5 and 10-year periods.

(2)      Estimated.


GENERAL INFORMATION

         Following the Reorganization, certain holdings of Asset Allocation Portfolio that are transferred to VP Balanced Portfolio in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for VP Balanced Portfolio, and the realization of taxable gains or losses for VP Balanced Portfolio.

KEY DIFFERENCES IN RIGHTS OF ASSET ALLOCATION PORTFOLIO'S SHAREHOLDERS AND VP BALANCED PORTFOLIO'S SHAREHOLDERS

         Asset Allocation Portfolio is organized as a separate series of USLICO Series Fund, a Massachusetts business trust, and is governed by a Declaration of Trust and Bylaws. VP Balanced Portfolio is the sole series of ING VP Balanced Portfolio, Inc., a Maryland corporation, and is governed by Articles of Incorporation and Bylaws. Key differences affecting the rights of shareholders under the Asset Allocation Portfolio's Declaration of Trust/Bylaws or Massachusetts law and VP Balanced Portfolio's Articles of Incorporation/Bylaws and Maryland law are presented below.

      ASSET ALLOCATION PORTFOLIO                 VP BALANCED PORTFOLIO
      --------------------------                 ---------------------
Shareholders have the power to elect      Shareholders have the power to elect
and remove Trustees. All rights           and remove directors. Any or all of
granted to shareholders under the         the directors may be removed

      ASSET ALLOCATION PORTFOLIO                 VP BALANCED PORTFOLIO
      --------------------------                 ---------------------
Declaration of Trust of USLICO Series     for cause or without cause by the
Fund are granted subject to the           shareholders, who may elect a successor
reservation of the right to amend the     or successors to fill any resulting
Declaration, except that no amendment     vacancy or vacancies for the unexpired
shall repeal the limitations on           term.
personal liability of any shareholder
or Trustee. The Board of Trustees has     The Corporation reserves the
the power to alter, amend or repeal       right from time to time to make any
the By-laws or adopt new By-laws at       amendment to the Articles of
any time.                                 Incorporation, except that no action
                                          affecting the validity or
                                          assessibility of such shares shall be
                                          taken without the unanimous approval
                                          of the outstanding shares affected
                                          thereby. The Board of Directors has
                                          the power to amend By-laws.

         Because VP Balanced Portfolio is organized as a series of a Maryland corporation and Asset Allocation Portfolio is organized as a series of a Massachusetts business trust, some differences between the rights of shareholders of VP Balanced Portfolio and Asset Allocation Portfolio do exist under state law. Under the Maryland Code, shareholders of the VP Balanced Portfolio have no personal liability as such for the Portfolio's acts or obligations. Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Asset Allocation Portfolio's Declaration of Trust disclaims shareholder liability for acts or obligations of the Asset Allocation Portfolio. As such, shareholders of the Asset Allocation Portfolio have no personal liability for the Portfolio's acts or obligations.

                               THE BOND PORTFOLIO

                               REORGANIZATION INTO

                       ING VP INTERMEDIATE BOND PORTFOLIO

                                     SUMMARY

      You should read this entire Proxy Statement/Prospectus carefully. You should also review the form of Reorganization Agreement, which is attached hereto as APPENDIX C. Also, you should consult the Class I Prospectus dated April 29, 2005, for more information about ING VP Intermediate Bond Portfolio ("Intermediate Bond Portfolio"), a series of ING Intermediate Bond Portfolio.

THE PROPOSED REORGANIZATION

      At a meeting held on November 10, 2005, the Board of Trustees of The Bond Portfolio ("Bond Portfolio"), a separate series of USLICO Series Fund, approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

   - the transfer of all of the assets of Bond Portfolio to Intermediate Bond Portfolio in exchange for shares of beneficial interest of Intermediate Bond Portfolio;

   - the assumption by Intermediate Bond Portfolio of all known liabilities of Bond Portfolio known as of the Closing Date (as described below);

   - the distribution of Intermediate Bond Portfolio shares to the shareholders of Bond Portfolio; and

   -  the complete liquidation of Bond Portfolio.

      Intermediate Bond Portfolio shares would then be distributed to shareholders of Bond Portfolio so that each shareholder would receive a number of full and fractional shares of Intermediate Bond Portfolio equal to the aggregate value of shares of Bond Portfolio held by such shareholder.

      As a result of the Reorganization, each shareholder of Bond Portfolio would become a shareholder of Class I shares of Intermediate Bond Portfolio. The Reorganization is expected to be effective on April 29, 2006, or such other date as the parties may agree (the "Closing Date").

      Each shareholder will hold, immediately after the Closing Date, Class I shares of Intermediate Bond Portfolio having an aggregate value equal to the aggregate value of the shares of Bond Portfolio held by that shareholder as of the Closing Date.

      In considering whether to approve the Reorganization, you should note that:

   - The Portfolios have similar investment objectives and strategies and both Portfolios have similar fixed-income holdings with similar average credit quality and duration;

   - Intermediate Bond Portfolio is a significantly larger Portfolio than Bond Portfolio (approximately $1.6 billion versus $3 million as of June 30,
      2005);

   - Bond Portfolio is a very small fund - perhaps too small to be viable; consolidation of these Portfolios will result in a larger surviving portfolio whose style should attract greater interest from investors;

   - The 1-year, 3-year, 5-year and 10-year performance of VP Intermediate Bond Portfolio is superior to that of the Bond Portfolio;

   - Both Portfolios have the same investment adviser, ING Investments, LLC, the same sub-adviser, ING Investment Management Co. and are managed by the same lead portfolio manager, James B. Kauffmann;

   - The proposed Reorganization will result in a lower management fee (0.50% versus 0.40%) for shareholders of Bond Portfolio; and

   - The proposed Reorganization is expected to result in significantly lower gross (0.49% versus 1.38%) and net (0.49% versus 0.90%) operating expenses per share for shares of the Bond Portfolio.

The (unaudited) gross and net operating expenses before and after the Reorganization, expressed as an annual percentage of the average daily net asset value per share for shares of each Portfolio as of June 30, 2005 are as follows:

    GROSS EXPENSES BEFORE THE REORGANIZATION

          Bond Portfolio                                           1.38%

          Intermediate Bond Portfolio (Class I)                    0.49%


    NET EXPENSES BEFORE THE REORGANIZATION

          Bond Portfolio(1)                                        0.90%

          Intermediate Bond Portfolio (Class I)                    0.49%


    AFTER THE REORGANIZATION: PRO FORMA

          Gross estimated expenses of Intermediate Bond            0.49%
          Portfolio (Class I)

          Net estimated expenses of Intermediate Bond Portfolio    0.49%
          (Class I)

----------

(1) Ratios reflect the expense limitation agreement in place for Bond Portfolio effective May 1, 2005.

      Approval of the Reorganization Agreement requires the vote, if a quorum is present, of the lesser of (i) 67% or more of the shares, provided that 50% of the shares are present in person or represented by proxy at the Joint Special Meeting, or (ii) a majority of the shares. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.

      AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE BOND PORTFOLIO UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

      The following summarizes the investment objective, strategies and management differences, if any, between Bond Portfolio and Intermediate Bond
Portfolio:

                                          BOND PORTFOLIO                             INTERMEDIATE BOND PORTFOLIO
                                          --------------                             ---------------------------
INVESTMENT OBJECTIVE      Seeks to provide a high level of income          Seeks to maximize total return consistent with
                          consistent with prudent investment risk and      reasonable risk. The Portfolio seeks its
                          the preservation of capital by investing         objective through investments in a diversified
                          primarily in investment-grade intermediate to    portfolio consisting primarily of debt
                          long-term fixed-income securities. As a          securities. It is anticipated that capital
                          secondary objective, the Portfolio seeks         appreciation and investment income will both be
                          capital appreciation when consistent with its    major factors in achieving total return.
                          principal objective.

INVESTMENT STRATEGIES     -    Under normal conditions, the                -    Under normal market conditions, the
                               Portfolio invests at least 80% of its            Portfolio invests at least 80% of its
                               assets in investment-grade fixed-income          assets in a portfolio of bonds, including
                               securities. To achieve its objective, the        but not limited to corporate, government
                               Portfolio invests primarily in securities        and mortgage bonds, which, at the time of
                               rated in the top four rating categories          investment, are rated investment grade
                               of either S&P (AAA, AA, A, and BBB) or           (for example, rated at least BBB -  by
                               Moody's (Aaa, Aa, A, and Baa) convertible        Standard & Poor's Rating Group or Baa3 by
                               and non-convertible debt securities or,          Moody's Investors Service, Inc.) or have
                               if not rated, of equivalent quality in           an equivalent rating by a nationally
                               the judgment of the Investment Adviser or        recognized statistical rating
                               Sub-Adviser. The Portfolio may also              organization, or of comparable quality if
                               invest in U.S. government securities,            unrated.
                               commercial paper, certificates of
                               deposit, and other money market             -    Although the Portfolio may invest a
                               instruments including repurchase                 portion of its assets in high-yield (high
                               agreements maturing in seven days or less        risk) debt securities rated below
                               with Federal Reserve System banks or with        investment grade, the Portfolio will seek
                               dealers in U.S. government securities.           to maintain a minimum average portfolio
                               The Portfolio will not invest in common          quality rating of at least investment
                               stocks, rights, or other equity                  grade. The dollar-weighted average
                               securities.                                      portfolio maturity of the Portfolio will
                                                                                generally range between three and ten
                          -    The investment process focuses on                years.
                               buying bonds at a discount to their
                               intrinsic value. The Sub-Adviser utilizes   -    The Portfolio may also invest in:
                               proprietary quantitative techniques to           preferred stocks; high quality money
                               identify bonds or sectors that are               market instruments; municipal bonds; debt
                               attractively priced relative to other            securities of foreign issuers; mortgage-
                               bonds or sectors based on their                  and asset-backed securities; options and
                               historical price relationships. Teams of         futures contracts involving securities,
                               asset specialists use this relative value        securities indices and interest rates. The
                               analysis to guide them in the security           Portfolio may also engage in dollar roll
                               selection process.                               transactions and swap agreements.

                          -    On occasion the Portfolio has bought        -    The investment process focuses on
                               and sold securities frequently resulting         buying bonds at a discount to their
                               in higher portfolio turnover and higher          intrinsic value. The Sub-Adviser utilizes
                               transaction costs.                               proprietary quantitative techniques to
                                                                                identify bonds or sectors that are cheap
                          -    The weighted average maturity of the             relative to other bonds or sectors based
                               securities in the Portfolio will vary            on their historical price relationships.
                               from time to time depending upon the             Teams of asset specialists use this
                               judgment of the Investment Adviser or            relative value analysis to guide the
                               Sub-Adviser as to prevailing conditions          security selection process.
                               in the economy and the securities markets
                               and the prospects for interest rate         -    The Portfolio may lend portfolio
                               changes among different categories of            securities on a short-term or long-term
                               fixed-income securities.                         basis, up to 33 1/3% of its total assets.

                          -    The Portfolio also may lend portfolio
                               securities on a short-term or long-term
                               basis, up to 33 1/3% of its total assets.

                                          BOND PORTFOLIO                             INTERMEDIATE BOND PORTFOLIO
                                          --------------                             ---------------------------
INVESTMENT ADVISER                     ING Investments, LLC                              ING Investments, LLC

SUB-ADVISER                        ING Investment Management Co.                    ING Investment Management Co.

PORTFOLIO MANAGER                       James B. Kauffmann                                James B. Kauffmann

       As you can see from the chart above, the investment objective and strategies of Bond Portfolio are similar to those of Intermediate Bond Portfolio. However, there are certain material differences in the investment strategies of the Portfolios. While both Portfolios invest primarily in fixed-income securities, Bond Portfolio limits its investments to securities rated no lower than BBB, by S&P or Baa, by Moody's. In contrast, Intermediate Bond invests in fixed-income securities that are rated investment grade, which corresponds to a rating no lower than BBB-, by S&P or Baa3. In addition, Intermediate Bond Portfolio may invest in preferred stocks, mortgage and asset-backed securities and derivatives such as options and swaps.

COMPARISON OF PORTFOLIO CHARACTERISTICS

The following table compares certain characteristics of the Portfolios as of June 30, 2005:

                                                        BOND PORTFOLIO                       INTERMEDIATE BOND PORTFOLIO
                                                        --------------                       ---------------------------
Net Assets                                                $2,879,421                                $1,568,125,166

Number of Holdings                                           210                                         451

Portfolio Turnover Rate(1)                                   265%                                        241%

Average Dollar Weighted Duration                          3.78 Years                                  3.74 Years

Average Dollar Weighted Rating                                AA                                          A

As a Percentage of Net Assets:

  Corporate Bonds                                           20.9%                                       23.4%

  High Yield Bonds                                           3.7%                                        4.1%

  U.S. Treasury Obligations                                 23.5%                                       23.2%

  U.S. Government Agency Obligations                        38.4%                                       33.9%

  Collateralized Mortgage Obligations
  and Asset-Backed Securities                               12.7%                                       28.1%

  Other Bonds/Sovereign Bonds                                1.2%                                        0.9%
--------------------------------------------------------------------------------------------------------------------------------
Top 5 Industries (as % of net assets)     Fannie Mae                           29.5%  Fannie Mae                           26.2%

                                          U.S. Treasury                        23.5%  U.S. Treasury                        23.2%

                                          Federal Home Loan Mortgage
                                          Corporation                           7.9%  Whole Loan Collateral CMO            17.4%

                                                                                      Federal Home Loan Mortgage
                                          Banks                                 5.4%  Corporation                           6.1%

                                          Commercial Mortgage Backed
                                          Securities                            5.3%  Banks                                 5.7%
--------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Securities                                       0.9%                                        0.7%

Foreign Securities (as a % of net                            0.5%                                        0.4%
assets)
--------------------------------------------------------------------------------------------------------------------------------
Top 10 Holdings (as a % of net assets)                                                U.S. Treasury Note, 3.500%,
                                          Fannie Mae, 5.000%, 07/15/34          6.8%  05/31/07                              9.3%

                                          Fannie Mae, 5.000%, 07/01/18          4.1%  Fannie Mae, 5.00%, 07/15/34           6.1%

                                          U.S. Treasury Note, 3.500%,                 U.S. Treasury Note, 4.125%,
                                          05/31/07                              4.1%  05/15/15                              5.0%

                                          Fannie Mae, 5.500%, 07/15/34          4.0%  Fannie Mae, 5.500%, 07/15/34          2.8%

                                          U.S. Treasury Note, 6.250%,
                                          08/15/23                              3.6%  Fannie Mae, 5.500%, 11/01/33          2.2%

                                          U.S. Treasury Note, 1.625%,
                                          10/31/05                              2.9%  Freddie Mac, 6.000%, 07/15/34         2.1%

                                          U.S. Treasury Note, 4.125%,
                                          05/15/15                              2.7%  Fannie Mae, 2.700%, 03/16/07          1.7%

                                          DLJ Commercial Mortgage Corp.,              U.S. Treasury Note, 13.250%,
                                          7.300%, 06/10/32                      2.4%  05/15/14                              1.2%

                                          Fannie Mae, 5.500%, 07/15/19          2.3%  Fannie Mae, 6.500%, 07/15/33          1.1%

                                                                                      U.S. Treasury Note, 3.750%,
                                          Freddie Mac, 2.700%, 03/16/07         2.0%  05/15/08                              1.1%

      (1)   For the six month period ended June 30, 2005.

COMPARISON OF PORTFOLIO PERFORMANCE

      Set forth below is the performance information for Bond Portfolio and VP Intermediate Bond Portfolio. The following performance provides some indication of the risks of investing in each Portfolio. The bar charts show the performance of Bond Portfolio and the Class I shares of Intermediate Bond Portfolio for each of the past 10 calendar years. The performance information does not include insurance-related charges which are, or may be imposed, under a Variable Contract. Any charges will reduce your return. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract. The tables set forth below show the average annual total return for each Portfolio over time compared with a broad-based securities market index. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIOS WILL PERFORM IN THE FUTURE.

                                 BOND PORTFOLIO
                     CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)


                                   (BAR CHART)

1995     1996     1997     1998    1999    2000   2001    2002   2003  2004
18.07    2.70     7.09     4.30    (2.87)  6.74   6.47    8.07   4.57  4.29

----------

(1) These figures are for the year ended December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy, and would be lower if they did.

(2) During the period shown in the chart, the Bond Portfolio's best quarterly performance was 6.58% for the second quarter of 1995, and the Bond Portfolio's worst quarterly performance was (2.62%) for the second quarter of 2001.

(3) ING Investments, LLC has been the Bond Portfolio's Investment Adviser since May 11, 2001. Prior to May 11, 2001, ING Investments, LLC served as the sub-adviser to the Bond Portfolio, and ReliaStar Investment Research, Inc., an affiliate of ING Investments, LLC, managed the Bond Portfolio.

COMPARISON OF PORTFOLIO PERFORMANCE

                      INTERMEDIATE BOND PORTFOLIO - CLASS I
                    CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)(4)


                                   (BAR CHART)

1995    1996    1997   1998   1999    2000   2001   2002   2003   2004
18.24   3.60    8.30   8.14   (0.74)  9.64   8.75   8.33   6.30   4.88

----------

(1) These figures are for the year ended December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy, and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

(3) Effective August 6, 2004, the Intermediate Bond Portfolio changed its name from ING VP Bond Portfolio to ING VP Intermediate Bond Portfolio.

(4) During the period shown in the chart, the Portfolio's best quarterly performance was 6.56% for the second quarter of 1995, and the Portfolio's worst quarterly performance was (2.14)% for the second quarter of 2004.

                           AVERAGE ANNUAL TOTAL RETURN
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

                                                  1 YEAR      5 YEARS     10 YEARS
                                                  ------      -------     --------
BOND PORTFOLIO

 Average Annual Total Return                       4.29%       5.09%       5.75%
 Lehman Brothers Aggregate Bond Index
 (reflects no deduction for fees
 or expenses)(1)                                   4.34%       7.71%       7.72%

INTERMEDIATE BOND PORTFOLIO

 Class I Return                                    4.88%       7.56%       7.44%
 Lehman Brothers Aggregate Bond Index
 (reflects no deduction for fees or
 expenses)((1)                                     4.34%       7.71%       7.72%

------------



(1) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities. You cannot invest directly in the index. It does not have an investment adviser and does not pay any fees or expenses. If it did, its performance would be lower. In order to outperform the index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses.


      For a discussion by the sub-adviser regarding the performance of Intermediate Bond Portfolio for the fiscal year ended December 31, 2004, see APPENDIX A to this Proxy Statement/Prospectus. Additional information about Intermediate Bond Portfolio is included in APPENDIX B to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE BOND AND VP INTERMEDIATE BOND PORTFOLIOS

      The following summarizes and compares the principal investment techniques and risks of investing in the Portfolios. You may lose money on your investment in either Portfolio. The value of each Portfolio's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in a portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Portfolio's shares.

Price Volatility. Both Portfolios are subject to price volatility risk. The value of both Portfolios changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Interest Rate Risk. Both Portfolios are subject to interest-rate risk. Fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt.

Debt Securities. Both Portfolios may invest in debt securities. The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

Credit Risk. Both Portfolios are subject to credit risk. Both Portfolios could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. Both Portfolios may be subject to more credit risk than other funds, because it may invest in high-yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

Prepayment Risk. Both Portfolios are subject to pre-payment risk. Both Portfolios may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Portfolio will be forced to reinvest this money at lower yields.

Extension Risk. Both Portfolios are subject to extension risk. Slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

High-Yield Debt Securities. Both Portfolios are subject to the risks of investing in high yield (high risk) securities. High-yield debt securities are subject to greater risk than higher-quality securities, including the risks associated with greater price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield debt securities may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

Derivatives. Both Portfolios are subject to the risks associated with investment in securities. Derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Portfolio and may reduce returns for the Portfolio.

Foreign Investment. Both Portfolios are subject to foreign investment risk. Foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Mortgage-Related Securities. Both Portfolios are subject to the risk of investing in mortgage-related securities. The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

U.S. Government Securities. Both Portfolios are subject to U.S. Government securities risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed.

Securities Lending. Both Portfolios are subject to the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.

Portfolio Turnover. Both Portfolios are subject to the risks associated with high portfolio turnover. A high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

COMPARISON OF FEES AND EXPENSES

      The following discussion describes and compares the fees and expenses of the Bond and VP Intermediate Bond Portfolios. For further information on the fees and expenses of Intermediate Bond Portfolio, see "APPENDIX C: ADDITIONAL INFORMATION REGARDING ING VP INTERMEDIATE BOND PORTFOLIO."

MANAGEMENT FEES

      Each Portfolio pays its investment adviser a management fee, payable monthly, based on the average daily net assets of the Portfolio. The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:

                                       FEES PAID TO INVESTMENT ADVISER DURING 2004
PORTFOLIO                                        (AS A % OF NET ASSETS)
---------                                        ----------------------
Bond Portfolio                                          0.50% (1)
Intermediate Bond Portfolio                             0.40%

-----------------------

       (1) The Variable Contracts contain a contractual provision limiting the amount Policyholders can be charged for management fees to 0.25%. The insurance company pays any management fees above that amount. The management fees shown in the "Management Fees" column are the management fees before taking into account this contractual limitation.

      If the Reorganization is approved by shareholders, Intermediate Bond Portfolio will pay a management fee of 0.40% of the Portfolio's average daily net assets. As such, the proposed Reorganization will result in a lower management fee for shareholders of Bond Portfolio (0.50% versus 0.40%), before taking into account any fee waivers.

SUB-ADVISER FEES

      The investment adviser of each Portfolio pays ING IM, the sub-adviser to both Portfolios, a sub-advisory fee, payable monthly, based on the average daily net assets of a Portfolio. The following table shows the aggregate annual sub-advisory fee paid by the investment adviser of each Portfolio to the sub-adviser for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:

                                          FEES PAID TO SUB-ADVISER DURING 2004
PORTFOLIO                                        (AS A % OF NET ASSETS)
---------                                        ----------------------
Bond Portfolio                                           0.2250%
Intermediate Bond Portfolio                              0.1800%

      If the Reorganization is approved by shareholders, the investment adviser will pay a sub-advisory fee of 0.18% of the Portfolio's average daily net assets.

ADMINISTRATION FEES

      Bond Portfolio pays an annual administration fee of 0.10% of the Portfolio's average daily net assets. Intermediate Bond Portfolio pays an annual administration fee of 0.055% of the first $5 billion of the Portfolio's average daily net assets and 0.03% of the Portfolio's daily net assets in excess of $5 billion.

DISTRIBUTION AND SERVICE FEES

      Neither Bond Portfolio nor the Class I shares of Intermediate Bond Portfolio pays a Rule 12b-1 fee.

EXPENSE LIMITATION ARRANGEMENTS

      An expense limitation agreement is in place for Bond Portfolio. ING Investments, LLC ("ING Investments"), the investment adviser to Bond Portfolio, has entered into a written expense limitation agreement with the Portfolio that will limit the Total Net Portfolio Expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to recoupment by ING Investments, within three years. The expense limitation limit will continue through at least May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then-current term or upon termination of the Investment Management Agreement. Pursuant to this expense limitation agreement, the expense limit for Bond Portfolio is 0.65%.

      There are no expense limitation agreements currently in place for Intermediate Bond Portfolio.

EXPENSE TABLES

      As shown in the table below, shares of the Bond and VP Intermediate Bond Portfolios are not subject to sales charges or shareholder transaction fees. The table below does not reflect surrender charges and other charges assessed by your Insurance Company under your Variable Contact.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                           BOND          INTERMEDIATE BOND
                                        PORTFOLIO            PORTFOLIO
                                        ---------            ---------
Maximum sales charge (load)
imposed on purchases (as a
percentage of offering price)              None                 None

Maximum deferred sales charge
(load)(as a percentage of the
lower of original purchase price           None                 None
or redemption proceeds)

      Neither Bond Portfolio nor Intermediate Bond Portfolio has any redemption fees, exchange fees or sales charges on reinvested dividends.

PORTFOLIO EXPENSES


      The current expenses of each of the Bond and VP Intermediate Bond Portfolios and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the following table. Expenses are based upon the operating expenses incurred by Bond Portfolio and Class I shares of Intermediate Bond Portfolio for the 12 month period ended June 30, 2005. Pro forma fees show estimated fees of Intermediate Bond Portfolio after giving effect to the proposed Reorganization as adjusted to reflect contractual changes. Pro forma numbers are estimated in good faith and are hypothetical. Your Variable Contract is a contract between you and the issuing Participating Insurance Company. Each Portfolio is not a party to that Variable Contract. The Portfolios are merely an investment option made available to you by your Participating Insurance Company under your Variable Contract. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract. The table below does not reflect expenses and charges that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.

                       ANNUAL PORTFOLIO OPERATING EXPENSES
                         AS OF JUNE 30, 2005 (UNAUDITED)

(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS, SHOWN AS A RATIO OF EXPENSES
                        TO AVERAGE DAILY NET ASSETS) (1)

                                                       DISTRIBUTION                      TOTAL
                                                       (12B-1) AND                     PORTFOLIO         WAIVERS,
                                        MANAGEMENT     SHAREHOLDER        OTHER        OPERATING    REIMBURSEMENT, AND       NET
                                           FEES       SERVICING FEES     EXPENSES      EXPENSES       RECOUPMENT (3)       EXPENSES
                                           ----       --------------     --------      --------       --------------       --------
Bond Portfolio                            0.50%(2)          -             0.88%           1.38%           (0.48)%             0.90%
Intermediate Bond Portfolio
  (Class I)                               0.40%             -             0.09%           0.49%              -                0.49%
Intermediate Bond Portfolio
  (Surviving Portfolio After the
  Reorganization)
  (Estimated Pro Forma)(2)                0.40%             -             0.09%           0.49%              -                0.49%

----------

(1)   The fiscal year end for each Portfolio is December 31.

(2) The Variable Contracts contain a contractual provision limiting the amount Policyholders can be charged for management fees to 0.25%. The insurance company pays any management fees above that amount. The management fees shown in the "Management Fees" column are the management fees before taking into account this contractual limitation. The contractual limitation expires on May 1,2006 and renews automatically each year unless terminated by the Insurance Company.

(3) An expense limitation agreement is in place for Bond Portfolio. ING Investments, the investment adviser to Bond Portfolio, has entered into a written expense limitation agreement with the Portfolio that will limit the Total Net Portfolio Expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses subject to recoupment by ING Investments, within three years. The aggregate amount of the "Management Fee" waived and any "Other Expenses" waived, reimbursed or recouped during the last fiscal year by ING Investments, adjusted for contractual changes, if any, is shown under the heading "Waivers, Reimbursements and Recoupment." The management fee limit continues for the term of the Variable Contracts. The expense limitation limit will continue through at least May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement at least 90 days' prior to the end of the then-current term or upon termination of the Investment Management Agreement. Pursuant to this expense limitation agreement, the expense limit for Bond Portfolio is 0.65%.

      Examples. The following examples are intended to help you compare the cost of investing in each Portfolio and the combined Portfolio. The examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract. The examples assume that you invest $10,000 in each Portfolio and in the combined Portfolio after the Reorganization for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.


           BOND PORTFOLIO(1)                INTERMEDIATE BOND PORTFOLIO (CLASS I)
-------------------------------------      -------------------------------------
1 YEAR   3 YEARS   5 YEARS   10 YEARS      1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------      ------   -------   -------   --------
 $92      $390      $709      $1,616        $50      $157      $274       $616

                              ESTIMATED PRO FORMA:
                        INTERMEDIATE BOND PORTFOLIO (CLASS I)(2)
                     -------------------------------------
                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                     ------   -------   -------   --------
                      $50      $157      $274       $616



(1) The expense amounts shown include the effects of an expense limitation for the 1-year period and for the first year of the 3,5 and 10-year periods.

(2)     Estimated.

GENERAL INFORMATION

      Following the Reorganization, certain holdings of Bond Portfolio that are transferred to Intermediate Bond Portfolio in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for Intermediate Bond Portfolio, and the realization of taxable gains or losses for Intermediate Bond Portfolio.

KEY DIFFERENCES IN RIGHTS OF BOND PORTFOLIO'S SHAREHOLDERS AND INTERMEDIATE BOND PORTFOLIO'S SHAREHOLDERS

      Both Bond Portfolio, as a separate series of USLICO Series Fund, and VP Intermediate Bond Portfolio, as the sole series of ING VP Intermediate Bond Portfolio, are organized as Massachusetts business trusts. Both Portfolios are governed by a Declaration of Trust and Bylaws. Differences affecting the rights of shareholders under the Bond Portfolio's Declaration of Trust/Bylaws and Intermediate Bond Portfolio's Declaration of Trust/Bylaws are insignificant.

                           THE MONEY MARKET PORTFOLIO

                               REORGANIZATION INTO

                           ING LIQUID ASSETS PORTFOLIO

                                     SUMMARY

                  You should read this entire Proxy Statement/Prospectus carefully. You should also review the form of Reorganization Agreement, which is attached hereto as APPENDIX C. Also, you should consult the Institutional Class Prospectus dated April 29, 2005, for more information about ING Liquid Assets Portfolio ("Liquid Assets Portfolio"), a series of ING Investors Trust.

THE PROPOSED REORGANIZATION

                  At a meeting held on November 10, 2005, the Board of Trustees of The Money Market Portfolio ("Money Market Portfolio") approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

         - the transfer of all of the assets of Money Market Portfolio to Liquid Assets Portfolio in exchange for shares of beneficial interest of Liquid Assets Portfolio;

         - the assumption by Liquid Assets Portfolio of all known liabilities of Money Market Portfolio known as of the Closing Date (as described below);

         - the distribution of Liquid Assets Portfolio shares to the shareholders of Money Market Portfolio; and

         -        the complete liquidation of Money Market Portfolio.

                  Liquid Assets Portfolio shares would then be distributed to shareholders of Money Market Portfolio so that each shareholder would receive a number of full and fractional shares of Liquid Asset Portfolio equal to the aggregate value of shares of Money Market Portfolio held by such shareholder.

                  As a result of the Reorganization, each shareholder of Money Market Portfolio would become a shareholder of the Institutional Class of Liquid Assets Portfolio. The Reorganization is expected to be effective on April 29, 2006, or such other date as the parties may agree (the "Closing Date").

                  Each shareholder will hold, immediately after the Closing Date, Institutional Class shares of Liquid Assets Portfolio having an aggregate value equal to the aggregate value of the shares of Money Market Portfolio held by that shareholder as of the Closing Date.

                  In considering whether to approve the Reorganization, you should note that:

         - The Portfolios have similar investment objectives and both fall into the Money Market category with similar investment strategies and similar investment-type allocations;

         - Both Portfolios invest in assets with similar weighted average quality and similar weighted average maturity;

         - Liquid Assets Portfolio is a significantly larger Portfolio than Money Market Portfolio (approximately $890 million versus $6 million as of June 30, 2005);

         - Liquid Assets Portfolio has had relatively superior total return performance overall and superior performance over Money Market Portfolio in 9 out of the last 10 years;

         - Both Portfolios have the same sub-adviser, ING Investment Management Co., and are managed by the same portfolio manager, David S. Yealy;

         - The proposed Reorganization will result in a lower management fee (0.28% versus 0.50%) for shareholders of Money Market Portfolio; and

         - The proposed Reorganization is expected to result in lower gross (0.29% versus 1.12%) and net (0.29% versus 0.70%)
                  operating expenses per share for shares of the Money Market Portfolio.

The (unaudited) gross and net operating expenses before and after the Reorganization, expressed as an annual percentage of the average daily net asset value per share for shares of each Portfolio as of June 30, 2005 are as follows:

GROSS EXPENSES BEFORE THE REORGANIZATION
   Money Market Portfolio                                                 1.12%
   Liquid Assets Portfolio (Institutional Class)                          0.29%

NET EXPENSES BEFORE THE REORGANIZATION
   Money Market Portfolio(1)                                              0.70%
   Liquid Assets Portfolio (Institutional Class)                          0.29%

AFTER THE REORGANIZATION: PRO FORMA
   Gross estimated expenses of Liquid Assets Portfolio                    0.29%
   (Institutional Class)
   Net estimated expenses of Liquid Assets Portfolio                      0.29%
   (Institutional Class)

---------------

(1) Ratios reflect the expense limitation agreement in place for Money Market Portfolio effective May 1, 2005.

         Approval of the Reorganization Agreement requires the vote, if a quorum is present, of the lesser of (i) 67% or more of the shares, provided that 50% of the shares are present in person or represented by proxy at the Joint Special Meeting, or (ii) a majority of the shares. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.

         AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE MONEY MARKET PORTFOLIO UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

         The following summarizes the investment objective, strategies and management differences, if any, between Money Market Portfolio and Liquid Assets
Portfolio:

                                      MONEY MARKET PORTFOLIO                           LIQUID ASSETS PORTFOLIO
                                      ----------------------                           -----------------------
INVESTMENT OBJECTIVE      The Portfolio's primary objective is to seek     The Portfolio seeks a high level of current
                          maximum current income consistent with the       income consistent with the preservation of
                          preservation of capital and the maintenance of   capital and liquidity.
                          liquidity. In seeking its objective the
                          Portfolio invests in "money market"
                          instruments meeting specified quality
                          standards.

INVESTMENT STRATEGIES     -    The Portfolio may invest only in            -    The Portfolio Manager strives to
                               high-quality instruments with a maturity         maintain a stable $1 per share net asset
                               or remaining maturity of 13 months or            value and its investment strategy focuses
                               less from the date of purchase, and may          on safety of principal, liquidity and
                               include the following: U.S. government           yield, in order of importance, to achieve
                               securities; commercial paper, including          this goal. The Portfolio Manager
                               asset-backed commercial paper,                   implements its strategy through a
                               asset-backed securities, floating or             four-step investment process also designed
                               variable rate instruments, credit-linked         to ensure adherence to regulatory
                               notes, debt obligations, repurchase              requirements.
                               agreements maturing in seven days or less
                               with Federal Reserve System banks or with  -     Step One: The Portfolio Manager
                               dealers in U.S. government securities;           actively maintains a formal approved list
                               and negotiable certificates of deposit,          of high quality companies;
                               bankers' acceptances, fixed-time
                               deposits, and other obligations of         -     Step Two: Securities of approved list
                               federally chartered domestic banks,              issuers that meet maturity guidelines and
                               savings banks, or savings and loan               are rated in one of the two highest
                               associations having total assets of $1           ratings categories (or determined to be of
                               billion or more.                                 comparable quality by the Portfolio
                                                                                Manager) are eligible for investment;
                         -     The Portfolio will not invest in any
                               fixed-time deposit maturing in more than   -     Step Three: Eligible securities are
                               7 days if, as a result, more than 10% of         reviewed to ensure that an investment in
                               the value of its total assets would be           such securities would not cause the
                               invested in such fixed-time deposits and         Portfolio to exceed its diversification
                               other illiquid securities. The Portfolio         limits; and
                               may also invest in fixed-time or other
                               deposits with a state-chartered bank that  -     Step Four: The Portfolio Manager makes
                               acts as custodian to the Portfolio,              yield curve positioning decisions based on
                               provided that any such bank has total            liquidity requirements, yield curve
                               assets of $1 billion or more. The                analysis and market expectations of future
                               Portfolio may also purchase obligations          interest rates.
                               that mature in 13 months or less from the
                               date of purchase if the obligation is      -     The Portfolio is required to maintain
                               accompanied by a guarantee of principal          an average weighted maturity of not more
                               and interest provided that the guarantee         than 90 days and invest exclusively in
                               is that of a bank or corporation whose           securities that mature within 397 days.
                               certificates of deposit or commercial            All investments by the Portfolio are
                               paper may otherwise be purchased by the          limited to United States
                               Portfolio. The Portfolio is required to          dollar-denominated investments. The
                               maintain an average weighted maturity of         Portfolio may not invest more than 25% of
                               not more than 90 days and invest                 its total assets in securities of any one
                               exclusively in securities that mature            particular industry nor invest more than
                               within 397 days. All investments by the          5% of its assets in any one issuer, except
                               Portfolio are limited to United States           that these
                               dollar-denominated investments. The
                               Portfolio may not invest more than 25% of
                               its total

                                      MONEY MARKET PORTFOLIO                           LIQUID ASSETS PORTFOLIO
                                      ----------------------                           -----------------------
                               assets in securities of any one                  restrictions do not apply to
                               particular industry nor invest more than         investments in U.S. government securities
                               5% of its assets in any one issuer,              and the 25% limit does not apply to
                               except that these restrictions do not            securities or obligations issued by U.S.
                               apply to investments in U.S. government          banks.
                               securities and the 25% limit does not
                               apply to securities or obligations issued  -     The Portfolio may invest in U.S.
                               by U.S. banks.                                   dollar-denominated money market
                                                                                instruments including, but not limited
                         -     The Portfolio also may lend portfolio            to:  U.S. Treasury and U.S. government
                               securities on a short-term or long-term          agency securities; fully collateralized
                               basis, up to 33 1/3% of its total assets.        repurchase agreements; bank obligations,
                                                                                including certificates of deposit, time
                                                                                deposits, and bankers' acceptances;
                                                                                commercial paper; asset-backed securities;
                                                                                variable or floating rate securities,
                                                                                including variable rate demand obligations;
                                                                                debt securities with special features such
                                                                                as puts, or maturity extension arrangements;
                                                                                short-term corporate debt securities other
                                                                                than commercial paper; U.S.
                                                                                dollar-denominated foreign securities;
                                                                                shares of other investment companies (not to
                                                                                exceed 10%); credit-linked notes; reverse
                                                                                repurchase agreements; structured
                                                                                securities; and Guaranteed Investment
                                                                                Contracts.

                                                                          -     The Portfolio may lend up to 33 1/3%
                                                                                of its total assets.

                                                                           -    The Portfolio may also borrow up to 10% of
                                                                                its net assets (up to 25% to meet
                                                                                redemptions).

INVESTMENT ADVISER                     ING Investments, LLC                            Directed Services, Inc.

SUB-ADVISER                        ING Investment Management Co.                    ING Investment Management Co.

PORTFOLIO MANAGER                         David S. Yealy                                    David S. Yealy


         Other than as noted in the chart above, the investment objective and strategies of Money Market Portfolio are similar to those of Liquid Assets Portfolio. The main difference between the Portfolios is the process used by each Portfolio to determine which of the substantially similar, permissible money market fund investments to purchase.

COMPARISON OF PORTFOLIO CHARACTERISTICS

The following table compares certain characteristics of the Portfolios as of June 30, 2005:

                                                    MONEY MARKET PORTFOLIO                     LIQUID ASSETS PORTFOLIO
Net Assets                                                $6,063,408                                 $890,318,352

Number of Holdings                                            29                                          30

Portfolio Turnover Rate                                       N/A                                         N/A

Average Dollar Weighted Duration
(Days)                                                        32                                          31

Average Dollar Weighted Rating                             A-1/P-1                                     A-1/P-1

As a Percentage of Net Assets:

    Commercial Paper                                        36.7%                                       52.5%

    Corporate Bonds/Notes                                   38.0%                                       31.2%

    Certificates of Deposit                                  4.1%                                        0.6%

    U.S. Government Securities                               3.3%                                        2.5%

    Collateralized Mortgage Obligations                      4.1%                                        4.2%

    Repurchase Agreements                                   14.0%                                        9.0%

    Instruments Rated A-1, AAA,
    Aaa (Highest Quality)                                   99.6%                                       99.7%

    Instruments Not in Highest Rating
    Categories                                               0.4%                                        0.3%

Top 5 Industries (as % of net assets)     Diversified Financial Services       15.7%  Banks                                15.7%
                                          Banks                                13.0%  Diversified Financial Services       11.1%
                                          Other Asset Backed Securities         4.1%  Other Asset Backed Securities         4.2%
                                          Telecommunications                    4.1%  Fannie Mae                            2.5%
                                          Fannie Mae                            3.3%  Telecommunications                    2.0%

U.S. Equity Securities                                     N/A                                         N/A

Foreign Securities (as a % of net
assets)                                                    N/A                                         N/A

Top 10 Holdings (as a % of net assets)    Morgan Stanley Repurchase                   Morgan Stanley Repurchase
                                          Agreement                            14.0%  Agreement                             9.1%
                                          General Electric Capital Corp.        4.1%  Crown Point Capital Co. LLC           3.8%
                                          Goldman Sachs Group, Inc.             4.1%  Windmill Funding I Corp.              3.6%
                                          American Express Bank                 4.1%  ASB Bank Ltd.                         3.3%
                                          Whitehawk CDO Funding Ltd.            4.1%  Washington Mutual Bank                3.2%
                                          PNC Bank NA                           4.1%  Concord Minutemen Cap                 2.6%
                                          Concord Minutemen Cap                 4.1%  Money Market Trust Series A           2.6%
                                          Barclays Bank                         4.1%  American Express Bank                 2.4%
                                          Three Pillars Funding                 4.1%  Three Pillars Funding                 2.2%
                                          Household Finance Corp.               1.7%  Monument Gardens Funding              2.2%

COMPARISON OF PORTFOLIO PERFORMANCE

         Set forth below is the performance information for Money Market Portfolio and Liquid Assets Portfolio. The following performance provides some indication of the risks of investing in each Portfolio. The bar charts show the performance of Money Market Portfolio and the Institutional Class of Liquid Assets Portfolio for each of the past 10 calendar years. The performance information does not include insurance-related charges which are, or may be imposed, under a Variable Contract. Any charges will reduce your return. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract. The tables set forth below show the average annual total return for each Portfolio over time compared with a broad-based securities market index. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIOS WILL PERFORM IN THE FUTURE.

                             MONEY MARKET PORTFOLIO
                     CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)

                                  (BAR CHART)

1995            5.00
1996            5.00
1997            5.00
1998            5.00
1999            5.00
2000            5.59
2001            3.14
2002            0.88
2003            0.28
2004            0.57


----------
(1) These figures are for the year ended December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy, and would be lower if they did.

(2) During the period shown in the chart, the Portfolio's best quarterly performance was 1.80% for the fourth quarter of 2004, and the Portfolio's worst quarterly performance was 0.05% for the third quarter of 2003.

(3) ING Investments, LLC has been the Portfolio's Investment Adviser since May 11, 2001. Prior to May 11, 2001, ING Investments, LLC served as the sub-adviser to the Portfolio, and ReliaStar Investment Research, Inc., an affiliate of ING Investments, LLC, managed the Portfolio.

COMPARISON OF PORTFOLIO PERFORMANCE


                             LIQUID ASSETS PORTFOLIO
                     CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)

                                  (BAR CHART)

1995            5.51
1996            5.01
1997            5.07
1998            5.13
1999            4.74
2000            6.05
2001            3.85
2002            1.43
2003            0.75
2004            0.92


----------
(1) Class I shares commenced operations May 7, 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart above is as of December 31 for each year and reflects the returns of the Portfolio's Class S shares. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

(2) These figures are for the year ended December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy, and would be lower if they did.

(3) During the period shown in the chart, the Portfolio's best quarterly performance was 1.56% for the third quarter of 2000, and the Portfolio's worst quarterly performance was 0.16% for the fourth quarter of 2003.

                           AVERAGE ANNUAL TOTAL RETURN
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)


                                          1 YEAR         5 YEARS       10 YEARS
                                          ------         -------       --------
MONEY MARKET PORTFOLIO

  Average Annual Total Return              0.57%          2.20%          3.59%

LIQUID ASSETS PORTFOLIO (CLASS S)

  Average Annual Total Return(1)           0.92%          2.58%          3.83%

  iMoneyNet First Tier Retail Index        1.43%          3.12%          4.43%


------------
(1) Class I shares commenced operations May 7, 2004 and therefore do not have a full calendar year of performance for 2004. The bar chart above is as of December 31 for each year and reflect the returns of the Portfolio's Class S shares. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

         For a discussion by the sub-adviser regarding the performance of Liquid Assets Portfolio for the fiscal year ended December 31, 2004, see APPENDIX A to this Proxy Statement/Prospectus. Additional information about Liquid Assets Portfolio is included in APPENDIX C to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE MONEY MARKET AND LIQUID ASSETS PORTFOLIOS

         The following summarizes the principal investment techniques and risks of investing in the Portfolios. You may lose money on your investment in either Portfolio. The value of each Portfolio's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in a portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Portfolio's shares.

Credit. Both Portfolios could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. Both Portfolios may be subject to more credit risk than other funds, because it may invest in high-yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

Interest Rate Risk. Both Portfolios are subject to interest-rate risk. Fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt.

U.S. Government Securities. Both Portfolios are subject to U.S. Government securities risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed.

Debt Securities. Both Portfolios are subject to the risk associated with investing in debt securities. The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

Income Risk. Each Portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, an the rate at which income and maturing instruments can be reinvested.

Manager Risk. Each Portfolio is subject to Manager risk. A portfolio manager will apply investment techniques and risk analyses in making investment decisions for each Portfolio, such as which securities to overweight, underweight, or avoid altogether, but there can be no assurance that these will achieve the Portfolio's objective, and a portfolio manager could do a poor job in executing an investment strategy.

Securities Lending. Both Portfolios are subject to the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.

NOT GUARANTEED BY FDIC. AN INVESTMENT IN EITHER PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIOS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN EITHER PORTFOLIO.

COMPARISON OF FEES AND EXPENSES

         The following discussion describes and compares the fees and expenses of the Money Market and Liquid Assets Portfolios. For further information on the fees and expenses of Liquid Assets Portfolio, see "APPENDIX B: ADDITIONAL INFORMATION REGARDING ING LIQUID ASSETS PORTFOLIO."

MANAGEMENT FEES

         Each Portfolio pays its investment adviser a management fee, payable monthly, based on the average daily net assets of the Portfolio.

         Money Market Portfolio pays a management fee of 0.50% of the first $100 million of the Portfolio's daily net assets and 0.45% of the Portfolio's daily net assets in excess of $100 million. The Variable Contracts contain a contractual provision limiting the amount Policyholders can be charged for management fees to 0.25%. The insurance company pays any management fees above that amount. The management fees are the management fees before taking into account this contractual limitation. Liquid Assets Portfolio pays a management fee of 0.35% of the first $200 million of the Portfolio's daily net assets, 0.30% of the next $300 million of the Portfolio's daily net assets and 0.25% of the Portfolio's daily net assets in excess of $500 million. For the purposes of calculating the management fee, the assets of Liquid Asset's Portfolio are aggregated with the assets of another ING Portfolio that is not a party to the Reorganization, the ING Limited Maturity Bond Portfolio.

         If the Reorganization is approved by shareholders, Liquid Assets Portfolio will pay a management fee of 0.28% of the Liquid Assets Portfolio's average daily net assets. As such, the proposed Reorganization will result in a lower management fee for shareholders of Money Market Portfolio (0.50% versus 0.28%), before taking into account any fee waivers.

SUB-ADVISER FEES

         The investment adviser of each Portfolio pays ING IM, the sub-adviser to both Portfolios, a sub-advisory fee, payable monthly, based on the average daily net assets of a Portfolio. The following table shows the aggregate annual sub-advisory fee paid by the investment adviser of each Portfolio to the sub-adviser for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:

                                           FEES PAID TO SUB-ADVISER DURING 2004
PORTFOLIO                                         (AS A % OF NET ASSETS)
---------                                         ----------------------
Money Market Portfolio                                   0.2250%
Liquid Assets Portfolio                                  0.1260%

         If the Reorganization is approved by shareholders, the investment adviser will pay a sub-advisory fee of 0.1260% of the Portfolio's average daily net assets.

ADMINISTRATION FEES

         Money Market Portfolio pays an annual administration fee of 0.10% of the Portfolio's average daily net assets.

         The Management Agreement between the Trust and its investment manager, Directed Services, Inc. ("DSI"), provides for a "bundled fee" arrangement, under which DSI provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolios in return for the single management fee.


DISTRIBUTION AND SERVICE FEES

         Neither Money Market Portfolio nor the Institutional Class of Liquid Assets Portfolio pays a Rule 12b-1 fee.

EXPENSE LIMITATION ARRANGEMENTS

         An expense limitation agreement is in place for Money Market Portfolio. ING Investments, the investment adviser to Money Market Portfolio, has entered into a written expense limitation agreement with the Portfolio that will limit the Total Net Portfolio Expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to recoupment by ING Investments, within three years. The management fee limit continues for the term of the Variable Contracts. The expense limitation limit will continue through at least May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement at least 90 days' prior to the end of the then-current term or upon termination of the Investment Management Agreement. Pursuant to this expense limitation agreement, the expense limit for Money Market Portfolio is 0.65%.

         There are no expense limitation agreements currently in place for Liquid Assets Portfolio.

EXPENSE TABLES

         As shown in the table below, shares of the Portfolios are not subject to sales charges or shareholder transaction fees. The table below does not reflect surrender charges and other charges assessed by your Insurance Company under your Variable Contact.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                  MONEY MARKET     LIQUID ASSETS
                                                   PORTFOLIO         PORTFOLIO
                                                   ---------         ---------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)         None              None
Maximum deferred sales charge (load)(as a
percentage of the lower of original purchase
price or redemption proceeds)                         None              None

         Neither Money Market Portfolio nor Liquid Assets Portfolio has any redemption fees, exchange fees or sales charges on reinvested dividends.

PORTFOLIO EXPENSES


         The current expenses of each of the Money Market and Liquid Assets Portfolios and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the following table. Expenses are based upon the operating expenses incurred by Money Market Portfolio and Institutional Class shares of Liquid Assets Portfolio for the 12 month period ended June 30, 2005. Pro forma fees show estimated fees of Liquid Assets Portfolio after giving effect to the proposed Reorganization as adjusted to reflect contractual changes. Pro forma numbers are estimated in good faith and are hypothetical. Your Variable Contract is a contract between you and the issuing Participating Insurance Company. Each Portfolio is not a party to that Variable Contract. The Portfolios are merely an investment option made available to you by your Participating Insurance Company under your Variable Contract. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract. The table below does not reflect expenses and charges that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.

                       ANNUAL PORTFOLIO OPERATING EXPENSES
                         AS OF JUNE 30, 2005 (UNAUDITED)
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS,
         SHOWN AS A RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS) (1)

                                                     DISTRIBUTION
                                                     (12B-1) AND                       TOTAL
                                                      SHAREHOLDER                     PORTFOLIO         WAIVERS,
                                       MANAGEMENT      SERVICING         OTHER        OPERATING    REIMBURSEMENT, AND       NET
                                          FEES            FEES        EXPENSES(3)     EXPENSES       RECOUPMENT (4)       EXPENSES
                                          ----            ----        -----------     --------       --------------       --------
  Money Market Portfolio                0.50%(2)           -             0.62%           1.12%           (0.42)%             0.70%
  Liquid Assets Portfolio
    (Institutional Class)               0.28%              -             0.01%           0.29%              -                0.29%
  Liquid Assets Portfolio
    (Surviving Portfolio After the
    Reorganization)
    (Estimated Pro Forma)(2)            0.28%              -             0.01%           0.29%              -                0.29%

----------

(1)      The fiscal year end for each Portfolio is December 31.

(2) The Variable Contracts contain a contractual provision limiting the amount Policyholders can be charged for management fees to 0.25%. The insurance company pays any management fees above that amount. The management fees shown in the "Management Fees" column are the management fees before taking into account this contractual limitation. The contractual limitation expires on May 1,2006 and renews automatically each year unless terminated by the Insurance Company.

(3) The Administrative Service Agreement between Directed Services Inc, ("DSI"), on behalf of Liquid Assets Portfolio, and its administrator, ING Funds Services, LLC ("IFS"), provides for a "modified unified fee" arrangement, under which IFS provides all administrative services in support of the Portfolio and is responsible for the supervision of the Portfolio's other service providers.

(4) An expense limitation agreement is in place for Money Market Portfolio. ING Investments, the investment adviser to Money Market Portfolio, has entered into a written expense limitation agreement with the Portfolio that will limit the Total Net Portfolio Expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses subject to recoupment by ING Investments, within three years. The aggregate amount of the "Management Fee" waived and any "Other Expenses" waived, reimbursed or recouped during the last fiscal year by ING Investments, adjusted for contractual changes, if any, is shown under the heading "Waivers, Reimbursements and Recoupment." The management fee limit continues for the term of the Variable Contracts. The expense limitation limit will continue through at least May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement at least 90 days' prior to the end of the then-current term or upon termination of the Investment Management Agreement. Pursuant to this expense limitation agreement, the expense limit for Money Market Portfolio is 0.65%.

         Examples. The following examples are intended to help you compare the cost of investing in each Portfolio and the combined Portfolio. The examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract. The examples assume that you invest $10,000 in each Portfolio and in the combined Portfolio after the Reorganization for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.


              MONEY MARKET PORTFOLIO(1)                    LIQUID ASSETS PORTFOLIO (INSTITUTIONAL CLASS )
              ----------------------                    ----------------------------------------------
    1 YEAR        3 YEARS   5 YEARS     10 YEARS       1 YEAR       3 YEARS     5 YEARS       10 YEARS
    ------        -------   -------     --------       ------       -------     -------       --------
      $72          $314       $576       $1,326          $30          $93        $163           $368

                           ESTIMATED PRO FORMA:
                 LIQUID ASSETS PORTFOLIO (INSTITUTIONAL CLASS )(2)
                         ------------------------
                  1 YEAR      3 YEARS    5 YEARS   10 YEARS
                  ------      -------    -------   --------
                    $30          $93       $163      $368



(1) The expense amounts shown include the effects of an expense limitation for the 1-year period and for the first year of the 3,5 and 10-year periods.

(2)      Estimated.



GENERAL INFORMATION

         Following the Reorganization, certain holdings of Money Market Portfolio that are transferred to Liquid Assets Portfolio in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for Liquid Assets Portfolio, and the realization of taxable gains or losses for Liquid Assets Portfolio.

KEY DIFFERENCES IN RIGHTS OF MONEY MARKET PORTFOLIO'S SHAREHOLDERS AND LIQUID ASSETS PORTFOLIO'S SHAREHOLDERS

         Both Money Market Portfolio, as a separate series of USLICO Series Fund, and Liquid Assets Portfolio, as a separate series of ING Investors Trust, are organized as Massachusetts business trusts. Both Portfolios are governed by a Declaration of Trust and Bylaws. Differences affecting the rights of shareholders under the Money Market Portfolio's Declaration of Trust/Bylaws and Liquid Assets Portfolio's Declaration of Trust/Bylaws are insignificant.

                               THE STOCK PORTFOLIO

                               REORGANIZATION INTO

                       ING FUNDAMENTAL RESEARCH PORTFOLIO

                                     SUMMARY

         You should read this entire Proxy Statement/Prospectus carefully. You should also review the form of Reorganization Agreement, which is attached hereto as APPENDIX C. Also, you should consult the Initial Class Prospectus dated April 29, 2005, for more information about ING Fundamental Research Portfolio ("Fundamental Research Portfolio"), a series of ING Partners, Inc.

THE PROPOSED REORGANIZATION

         At a meeting held on November 10, 2005, the Board of Trustees of The Stock Portfolio ("Stock Portfolio") approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

      - the transfer of all of the assets of Stock Portfolio to Fundamental Research Portfolio in exchange for shares of common stock of Fundamental Research Portfolio;

      - the assumption by Fundamental Research Portfolio of all known liabilities of Stock Portfolio known as of the Closing Date (as described below);

      - the distribution of Fundamental Research Portfolio shares to the shareholders of Stock Portfolio; and

      -  the complete liquidation of Stock Portfolio.

         Fundamental Research Portfolio shares would then be distributed to shareholders of Stock Portfolio so that each shareholder would receive a number of full and fractional shares of Fundamental Research Portfolio equal to the aggregate value of shares of Stock Portfolio held by such shareholder.

         As a result of the Reorganization, each shareholder of Stock Portfolio would become a shareholder of the Initial Class shares of Fundamental Research Portfolio. The Reorganization is expected to be effective on April 29, 2006, or such other date as the parties may agree (the "Closing Date").

         Each shareholder will hold, immediately after the Closing Date, Initial Class shares of Fundamental Research Portfolio having an aggregate value equal to the aggregate value of the shares of Stock Portfolio held by that shareholder as of the Closing Date.

         In considering whether to approve the Reorganization, you should note that:

      - The Portfolios have similar investment objectives and both fall into the Large Blend category with similar sector holdings;

      - Fundamental Research Portfolio is the larger portfolio (approximately $39 million versus $16 million as of June 30, 2005);

      - The 1-year and since inception total return performance of Fundamental Research Portfolio is slightly lower than that of Stock Portfolio;

      - Both Portfolios have the same sub-adviser, ING IM and are managed by the same portfolio manager, Christopher F. Corapi;

      - The proposed Reorganization will result in a higher management fee (0.50% versus 0.60%) for shareholders of Stock Portfolio; and

      - The proposed Reorganization is expected to result in lower gross (0.93% versus 0.80%) and net (0.90% versus 0.80%) operating expenses per share for shares of the Stock Portfolio.

The (unaudited) gross and net operating expenses before and after the Reorganization, expressed as an annual percentage of the average daily net asset value per share for shares of each Portfolio as of June 30, 2005 are as follows:

     GROSS EXPENSES BEFORE THE REORGANIZATION

                Stock Portfolio                                          0.93%

                Fundamental Research Portfolio (Initial Class)           0.80%

     NET EXPENSES BEFORE THE REORGANIZATION

                Stock Portfolio(1)                                       0.90%

                Fundamental Research Portfolio (Initial Class)           0.80%

     AFTER THE REORGANIZATION: PRO FORMA

                Gross estimated expenses of Fundamental Research
                Portfolio (Initial Class)                                0.80%

                Net estimated expenses of Fundamental Research
                Portfolio (Initial Class)                                0.80%

---------------
(1) Ratios reflect the expense limitation agreement in place for Stock Portfolio effective May 1, 2005.

         Approval of the Reorganization Agreement requires the vote, if a quorum is present, of the lesser of (i) 67% or more of the shares, provided that 50% of the shares are present in person or represented by proxy at the Joint Special Meeting, or (ii) a majority of the shares. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.

         AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE STOCK PORTFOLIO UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

         The following summarizes the investment objective, strategies and management differences, if any, between Stock Portfolio and Fundamental Research
Portfolio:


                                          STOCK PORTFOLIO                           FUNDAMENTAL RESEARCH PORTFOLIO
INVESTMENT OBJECTIVE      Seeks to achieve intermediate and long-term      Seeks to maximize total return through
                          growth of capital. Its secondary objective is    investments in a diversified portfolio of
                          to receive a reasonable level of income.         common stocks and securities convertible into
                                                                           common stock.

INVESTMENT STRATEGIES     -    Under normal market conditions, the Stock   -   The Portfolio invests at least 65% of
                               Portfolio invests at least 80% of its net       its total assets in common stocks and
                               assets in equity securities.  The               securities convertible into common stocks.
                               Portfolio invests primarily in U.S.         -   The Sub-Adviser may invest principally
                               common stocks listed on national                in common stocks having significant
                               securities exchanges, and believed to           potential for capital appreciation. The
                               have significant potential for capital          Portfolio may also invest in derivative
                               appreciation, or in common stocks               instruments.
                               principally for their income potential      -   The Sub-Adviser applies quantitative
                               through dividends and option writing, or        research methods to generate investment
                               in common stocks that have a mix of these       ideas within each sector. An experienced
                               characteristics. No more than 25% of the        fundamental research team then focuses on
                               Portfolio's assets are invested in a            identifying the best ideas within each
                               single industry and no more than 5% may         sector.
                               be invested in any single company. The      -   The Sub-Adviser then constructs the
                               Portfolio may invest in initial public          portfolio by selecting from these ideas
                               offerings ("IPOs").                             while considering sector weights and
                          -    The Portfolio's investments are rotated         overall risk control. In managing the
                               among various market sectors based on the       Portfolio, the Sub-Adviser: (i) emphasizes
                               Sub-Adviser's research and view of the          stocks of larger companies; (ii) may also
                               economy. The Sub-Adviser looks to invest        invest a portion of the Portfolio's assets
                               in companies of any market capitalization       in stocks of mid-sized companies (and up to
                               that are perceived to be leaders in their       25% of its assets in stocks of foreign
                               industry. The Portfolio may buy and sell        issuers, depending upon market conditions);
                               securities frequently, resulting in             and (iii) utilizes an intensive,
                               higher portfolio turnover and higher            fundamentally driven research process to
                               transaction costs.                              evaluate company growth, profitability and
                          -    From time to time the Portfolio will, on        valuation characteristics (for example,
                               its common stock portfolio, write covered       price-to-earnings ratios, growth rates and
                               call options that are traded on a U.S.          earnings estimates) to select securities
                               securities exchange or board of trade. It       within each sector. In analyzing these
                               will do so when the Sub-Adviser believes        characteristics, the Sub-Adviser attempts
                               the price of the stock will remain              to identify positive earnings momentum and
                               relatively stable, thus allowing the            positive valuation characteristics in
                               Portfolio to enjoy the premium income and       selecting securities whose perceived value
                               enhance its return.                             is not reflected in their price.
                          -    The Portfolio will retain a flexible        -   The Sub-Adviser may sell securities
                               approach to the investment of funds and         for a variety of reasons, such as to secure
                               the Portfolio's composition may vary with       gains, limit losses, or redeploy assets
                               the economic outlook. The Portfolio may         into opportunities believed to be more
                               invest in U.S. government securities,           promising.
                               commercial paper, and other money market    -   The Portfolio's SAI contains a detailed description
                               instruments, including repurchase               of the Portfolio's investment restrictions and
                               agreements maturing in seven days or less       limitations.
                               with Federal Reserve System banks or with
                               dealers in U.S. government securities.
                               When, in the judgment of the Investment

                                          STOCK PORTFOLIO                           FUNDAMENTAL RESEARCH PORTFOLIO
                               Adviser or Sub-Adviser, current cash needs
                               or market or economic conditions warrant
                               a temporary defensive position, the
                               Portfolio may invest to a greater
                               degree in such short-term U.S. government
                               securities, commercial paper, and other
                               money market instruments. Taking temporary
                               defensive positions may reduce the chances
                               of the Portfolio achieving its investment
                               objectives.

                          -    The Portfolio also may lend portfolio
                               securities on a short-term or long-term
                               basis, up to 33 1/3% of its total assets

INVESTMENT ADVISER                     ING Investments, LLC                     ING Life Insurance and Annuity Company

SUB-ADVISER                        ING Investment Management Co.                    ING Investment Management Co.

PORTFOLIO MANAGER         Christopher F. Corapi, who has been primarily    Christopher F. Corapi, who has been primarily
                          responsible for managing the Portfolio since     responsible for managing the Portfolio since
                          September 2005.                                  April 2005.

         As you can see from the chart above, the investment objective of Stock Portfolio is similar to that of ING Fundamental Research Portfolio. However, there are certain material differences in the investment strategies of the Portfolios. While both Portfolios invest in equity securities, Stock Portfolio must invest at least 80% of its assets in equity securities and Fundamental Research Portfolio need only invest at least 65% of its assets in equity securities. Stock Portfolio may invest in initial public offerings. In addition, Stock Portfolio may write covered call options that are traded on the U.S. securities exchange or board of trade. Stock Portfolio may also invest in U.S. government securities, commercial paper, and other money market instruments, including repurchase agreements maturing in seven days or less with Federal Reserve System banks or with dealers in U.S. government securities. Fundamental Research Portfolio may invest in derivatives. In addition, while Fundamental Research Portfolio emphasizes stocks of large companies, it may also invest in mid-sized companies. Fundamental Research Portfolio may also invest up to 25% of its assets in foreign securities.

COMPARISON OF PORTFOLIO CHARACTERISTICS

The following table compares certain characteristics of the Portfolios as of June 30, 2005:

                                                       STOCK PORTFOLIO                      FUNDAMENTAL RESEARCH PORTFOLIO
Net Assets                                               $16,193,825                                 $39,471,850

Number of Holdings                                            68                                          63

Portfolio Turnover Rate(1)                                    39                                         114

Average market capitalization of
companies in the Portfolio                             $97,792,476,324                             $100,016,444,950

Market capitalization range of
companies in Portfolio:

    Holdings in companies with market
    capitalizations over $10 billion
    (as a % of net assets)                                  86.6%                                       79.1%

    Holdings in companies with market
    capitalizations between $10 billion
    and $5 billion (as a % of net                            2.5%                                        9.4%
    assets)

    Holdings in companies with market
    capitalizations under $5 billion
    (as a % of net assets)                                   1.7%                                        7.4%

Top 5 Industries (as % of net assets)     Pharmaceuticals                       9.9%  Diversified Financial Services       27.2%
                                          Retail                                8.2%  Software                             22.1%
                                          Oil & Gas                             7.7%  Oil & Gas                            18.9%
                                          Diversified Financial Services        7.7%  Miscellaneous Manufacturing          17.8%
                                          Miscellaneous Manufacturing           6.9%  Telecommunications                   17.8%

U.S. Equity Securities                                      83.8%                                       89.1%

Foreign Securities (as a % of net
assets)                                                      7.0%                                        6.9%

Top 10 Holdings (as a % of net            General Electric Co.                  3.6%  General Electric Co.                  4.2%
assets)                                   Nabors Industries Ltd.                3.3%  Citigroup, Inc.                       3.6%
                                          Exxon Mobil Corp.                     2.9%  Microsoft Corp.                       3.6%
                                          Yahoo!, Inc.                          2.8%  Altria Group, Inc.                    3.6%
                                          Citigroup, Inc.                       2.6%  Exxon Mobil Corp.                     3.2%
                                          Wal-Mart Stores, Inc.                 2.4%  Pfizer, Inc.                          3.0%
                                          Microsoft Corp.                       2.4%  Cisco Systems, Inc.                   2.2%
                                          Goldman Sachs Group, Inc.             2.3%  Entergy Corp.                         2.1%
                                          Lehman Brothers Holdings, Inc.        2.2%  Wells Fargo & Co.                     2.1%
                                          American International Group,
                                          Inc.                                  2.0%  United Technologies Corp.             2.0%

--------------
(1)      For the six month period ended June 30, 2005.

COMPARISON OF PORTFOLIO PERFORMANCE

         Set forth below is the performance information for Stock Portfolio and Fundamental Research Portfolio. The following performance provides some indication of the risks of investing in each Portfolio. The bar charts show the performance of Stock Portfolio and the Initial Class of Fundamental Research Portfolio for each of the past 10 calendar years. The performance information does not include insurance-related charges which are, or may be imposed, under a Variable Contract. Any charges will reduce your return. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract. The tables set forth below show the average annual total return for each Portfolio over time compared with a broad-based securities market index. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIOS WILL PERFORM IN THE FUTURE.

                                 STOCK PORTFOLIO
                     CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)

                                  (BAR CHART)

1995            31.92
1996            22.90
1997            25.06
1998             6.00
1999            30.08
2000           (19.94)
2001           (41.06)
2002           (32.24)
2003            36.49
2004            10.90

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy, and would be lower if they did.

(2) During the period shown in the chart, the Portfolio's best quarterly performance was 30.04% for the fourth quarter of 1999, and the Portfolio's worst quarterly performance was (31.24%) % for the first quarter of 2001.

(3) ING Investments, LLC has been the Portfolio's Investment Adviser since May 11, 2001. Prior to May 11, 2001, ING Investments, LLC served as the sub-adviser to the Portfolio, and ReliaStar Investment Research, Inc., an affiliate of ING Investments, LLC, managed the Portfolio. Prior to October 1, 1999, the Portfolio was managed by a different sub-adviser. Prior to November 25, 2002, the Portfolio operated under a different investment strategy.

COMPARISON OF PORTFOLIO PERFORMANCE

                         FUNDAMENTAL RESEARCH PORTFOLIO
                    CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)(4)

                                  (BAR CHART)

2002                    (22.76)%
2003                     27.74%
2004                     10.19%

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy, and would be lower if they did.

(2) During the period shown in the chart, the Portfolio's best quarterly performance was 15.44% for the second quarter of 2003, and the Portfolio's worst quarterly performance was (17.59)% for the third quarter of 2002.

(3) The Initial Class of the Portfolio commenced operations on December 10, 2001. Prior to January 23, 2004, the Portfolio was managed by DSI International Management, Inc. and was known as ING DSI Enhanced Index Portfolio. From January 23, 2004 to April 28, 2005, the Portfolio was known as ING Aeltus Enhanced Index Portfolio.

(4) Effective July 5, 2005, the strategy of the Portfolio changed from an index tracking strategy to a strategy utilizing fundamental research.

                           AVERAGE ANNUAL TOTAL RETURN
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

                                                                                        SINCE
                                          1 YEAR         5 YEARS       10 YEARS       INCEPTION
                                          ------         -------       --------       ---------
STOCK PORTFOLIO

 Average Annual Total Return               10.90%        (12.75)%          3.50%           N/A
 S&P 500 Index(1)                          10.88%         (2.30)%         12.07%           N/A

FUNDAMENTAL RESEARCH PORTFOLIO
(INITIAL CLASS)

 Average Annual Total Return               10.19%          N/A            N/A           2.48%
 S&P 500 Index(1)                          10.88%          N/A            N/A           3.78%(3)
 Morningstar Large Blend Fund
 Average(2)                                 9.96%          N/A            N/A           3.04%(4)

------------
(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets. Calculation of its performance assumes reinvestment of dividends. You cannot invest directly in the index. It does not have an investment adviser and does not pay any fees or expenses. If it did, its performance would be lower. In order to outperform the index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses.

(2) The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio.

(3)     Since December 1, 2001.

(4)     Since December 31, 2001.

        For a discussion by the sub-adviser regarding the performance of Fundamental Research Portfolio for the fiscal year ended December 31, 2004, see APPENDIX A to this Proxy Statement/Prospectus. Additional information about Fundamental Research Portfolio is included in APPENDIX B to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE STOCK AND FUNDAMENTAL RESEARCH PORTFOLIOS

        The following summarizes the principal investment techniques and risks of investing in the Portfolios. You may lose money on your investment in either Portfolio. The value of each Portfolio's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in a portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Portfolio's shares.

Stock Risk. Both Portfolios are subject to stock risk. Stock Prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility.

Derivatives. Both Portfolios may invest in derivatives. Loss may result from a Portfolio's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Portfolio. A Portfolio investing in a derivative instrument could lose more than the principal amount invested.

Market Trends Risk. Both Portfolios are subject to market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth oriented securities. Rather, the market could favor value oriented securities or may not favor equity securities at all.

Market and Company Risk. Both Portfolios are subject to market and company risk. The value of the securities in which a Portfolio invests may decline due to changing economic, political or market conditions here or abroad, changes in investor psychology, heavy institutional selling, or due to the financial condition of the company which issued the security.

Manager Risk. Both Portfolios are subject to manager risk. The sub-adviser of each Portfolio will apply investment techniques and risk analyses in making investment decisions for each Portfolio, but there can be no assurance that these will achieve a Portfolio's objective. The sub-adviser could do a poor job in executing an investment strategy. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.

Small- and Mid-Capitalization Company Risk. Both Portfolios may invest a portion of their assets in stocks of mid-sized companies. Stock Portfolio may also invest in small-sized companies. Securities of small- and mid-sized companies may be more volatile than larger, more established companies owing to such factors as inexperienced management and limited financial resources.

Portfolio Turnover. Both Portfolios are subject to a high portfolio turnover rate. A higher portfolio turnover rate involves greater expenses to a Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance. A 100% turnover rate occurs if all of a Portfolio's investments were sold and either repurchased or replaced in a year. Stock Portfolio's annual turnover rate can exceed 100%.

Foreign Market Risk. Fundamental Research Portfolio may invest up to 25% of its assets in stocks of foreign issuers. Investment in foreign securities involves risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. To the extent the Portfolio limits foreign investments to securities denominated in U.S. dollars, these securities are generally not subject to the risk of changes in currency valuations.

Convertible Securities. Fundamental Research Portfolio may invest in convertible securities. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Repurchase Agreements. Stock Portfolio may invest in repurchase agreements. In entering into a repurchase agreement, the Portfolio bears the risk of loss in the event the other party to the transaction defaults on its obligations. In such a case the Portfolio would be delayed, or prevented from, exercising its rights to dispose of the underlying securities, including the risk of possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Initial Public Offerings. Stock Portfolio may invest in initial public offerings. Investing in IPOs and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. IPOs typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies. However, there is no assurance that the Portfolio will have access to profitable IPOs. Furthermore, stocks of newly-public companies may decline shortly after the initial public offering and may trade less frequently than those of larger companies. When the Portfolio's asset base is small, the impact of such investments on the Portfolio's return will be magnified. As the Portfolio's assets grow, it is likely that the effect of the Portfolio's investment in IPOs on the Portfolio's return will decline.

Options Risk. Stock Portfolio may invest in options. Participation in the options market involves investment risks and transaction costs which the Portfolio would not be subject to if it did not use this strategy. If its predictions of price movement are inaccurate, the Portfolio might be in a worse position than if the strategy were not used.

Securities Lending. Stock Portfolio may engage in securities lending. To the extent a Portfolio engages in securities lending, there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis, and the Portfolio may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leverage effect, which may intensify the market risk, credit risk and other risks associated with investments in either Portfolio.

        COMPARISON OF FEES AND EXPENSES

        The following discussion describes and compares the fees and expenses of the Stock Portfolio and Fundamental Research Portfolio. For further information on the fees and expenses of Fundamental Research Portfolio, see "APPENDIX B:
ADDITIONAL INFORMATION REGARDING ING FUNDAMENTAL RESEARCH PORTFOLIO."

MANAGEMENT FEES

        Each Portfolio pays its investment adviser a management fee, payable monthly, based on the average daily net assets of the Portfolio. The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:

                                                   FEES PAID TO INVESTMENT ADVISER DURING 2004
PORTFOLIO                                                     (AS A % OF NET ASSETS)
---------                                                     ----------------------
Stock Portfolio                                                      0.50%(1)
Fundamental Research Portfolio                                       0.60%

         (1) The Variable Contracts contain a contractual provision limiting the amount Policyholders can be charged for management fees to 0.25%. The insurance company pays any management fees above that amount. The management fees shown in the "Management Fees" column are the management fees before taking into account this contractual limitation.

        If the Reorganization is approved by shareholders, Fundamental Research Portfolio will pay a management fee of 0.60% of the Portfolio's average daily net assets. As such, the proposed Reorganization will result in a higher management fee for shareholders of Stock Portfolio (0.60% versus 0.50%), before taking into account any fee waivers.

SUB-ADVISER FEES

        The investment adviser of each Portfolio pays ING IM, the sub-adviser to both Portfolios, a sub-advisory fee, payable monthly, based on the average daily net assets of a Portfolio. The following table shows the aggregate annual sub-advisory fee paid by the investment adviser of each Portfolio to the sub-adviser for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:

                                                       FEES PAID TO SUB-ADVISER DURING 2004
PORTFOLIO                                                     (AS A % OF NET ASSETS)
---------                                                     ----------------------
Stock Portfolio                                                      0.2250%
Fundamental Research Portfolio                                       0.2700%

        If the Reorganization is approved by shareholders, the investment adviser will pay a sub-advisory fee of 0.27% of the Portfolio's average daily net assets.

ADMINISTRATION FEES

        Stock Portfolio pays an annual administration fee of 0.10% of the Portfolio's average daily net assets.

        The Administrative Service Agreement between ING Partners Inc., on behalf of Fundamental Research Portfolio, and its administrator, ING Funds Services, LLC ("IFS"), provides for a "modified unified fee" arrangement, under which IFS provides all administrative services in support of the Portfolio and is responsible for the supervision of the Portfolio's other service providers. The Portfolio pays an annual administration fee of 0.20% of its daily net assets.

DISTRIBUTION AND SERVICE FEES

        Neither Stock Portfolio nor the Initial Class of Fundamental Research Portfolio pay a Rule 12b-1 fee.

EXPENSE LIMITATION ARRANGEMENTS

        An expense limitation agreement is in place for Stock Portfolio. ING Investments, the investment adviser to Stock Portfolio, has entered into a written expense limitation agreement with the Portfolio that will limit the Total Net Portfolio Expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to recoupment by ING Investments, within three years. The management fee limit continues for the term of the Variable Contracts. The expense limitation limit will continue through at least May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement at least 90 days' prior to the end of the then-current term or upon termination of the Investment Management Agreement. Pursuant to this expense limitation agreement, the expense limit for Stock Portfolio is 0.65%.

        There are no expense limitation agreements currently in place for Fundamental Research Portfolio.

EXPENSE TABLES

        As shown in the table below, shares of the Portfolios are not subject to sales charges or shareholder transaction fees. The table below does not reflect surrender charges and other charges assessed by your Insurance Company under your Variable Contact.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                                      FUNDAMENTAL RESEARCH
                                               STOCK PORTFOLIO             PORTFOLIO
                                               ---------------             ---------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering
price)                                              None                      None
Maximum deferred sales charge (load)(as
a percentage of the lower of original
purchase price or redemption proceeds)              None                      None

        Neither Stock Portfolio nor Fundamental Research Portfolio has any redemption fees, exchange fees or sales charges on reinvested dividends.

PORTFOLIO EXPENSES


        The current expenses of each of the Stock and Fundamental Research Portfolios and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the following table. Expenses are based upon the operating expenses incurred by Stock Portfolio and Initial Class shares of Fundamental Research Portfolio for the 12 month period ended June 30, 2005. Pro forma fees show estimated fees of Fundamental Research Portfolio after giving effect to the proposed Reorganization as adjusted to reflect contractual changes. Pro forma numbers are estimated in good faith and are hypothetical. Your Variable Contract is a contract between you and the issuing Participating Insurance Company. Each Portfolio is not a party to that Variable Contract. The Portfolios are merely an investment option made available to you by your Participating Insurance Company under your Variable Contract. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract. The table below does not reflect expenses and charges that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.

\
                       ANNUAL PORTFOLIO OPERATING EXPENSES
                         AS OF JUNE 30, 2005 (UNAUDITED)
     (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS, SHOWN AS A RATIO OF
                   EXPENSES TO AVERAGE DAILY NET ASSETS) (1)

                                            DISTRIBUTION
                                             (12B-1) AND                  TOTAL
                                             SHAREHOLDER                PORTFOLIO      WAIVERS,
                                 MANAGEMENT   SERVICING       OTHER     OPERATING   REIMBURSEMENT,       NET
                                    FEES         FEES      EXPENSES(3)  EXPENSES  AND RECOUPMENT(4)    EXPENSES
                                    ----         ----      -----------  --------  ------------------   --------
Stock Portfolio                  0.50%(2)      --           0.43%        0.93%       (0.03)%          0.90%
Fundamental Research
  Portfolio (Initial Class)      0.60%         --           0.20%        0.80%         --             0.80%
Fundamental Research
  Portfolio  (Surviving
  Portfolio After the
  Reorganization)
  (Estimated Pro Forma)(2)       0.60%         --           0.20%        0.80%         --             0.80%

----------
(1)     The fiscal year end for each Portfolio is December 31.

(2) The Variable Contracts contain a contractual provision limiting the amount Policyholders can be charged for management fees to 0.25%. The Insurance Company pays any management fees above that amount. The management fees shown in the "Management Fees" column are the management fees before taking into account this contractual limitation. The contractual limitation expires on May 1, 2006 and renews automatically each year unless terminated by the Insurance Company.

(3) The Administrative Service Agreement between ING Partners Inc., on behalf of Fundamental Research Portfolio, and its administrator, ING Funds Services, LLC ("IFS"), provides for a "modified unified fee" arrangement, under which IFS provides all administrative services in support of the Portfolio and is responsible for the supervision of the Portfolio's other service providers. The Portfolio pays an annual administration fee of 0.20% of its daily net assets.

(4) An expense limitation agreement is in place for Stock Portfolio. ING Investments, the investment adviser to Stock Portfolio, has entered into a written expense limitation agreement with the Portfolio that will limit the Total Net Portfolio Expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses subject to recoupment by ING Investments, within three years. The aggregate amount of the "Management Fee" waived and any "Other Expenses" waived, reimbursed or recouped during the last fiscal year by ING Investments, adjusted for contractual changes, if any, is shown under the heading "Waivers, Reimbursements and Recoupment." The management fee limit continues for the term of the Variable Contracts. The expense limitation limit will continue through at least May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement at least 90 days' prior to the end of the then-current term or upon termination of the Investment Management Agreement. Pursuant to this expense limitation agreement, the expense limit for Stock Portfolio is 0.65%.

      Examples. The following examples are intended to help you compare the cost of investing in each Portfolio and the combined Portfolio. The examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract. The examples assume that you invest $10,000 in each Portfolio and in the combined Portfolio after the Reorganization for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.


                 STOCK PORTFOLIO(1)                    FUNDAMENTAL RESEARCH PORTFOLIO (INITIAL CLASS)
                 ---------------                       -----------------------------------------------
    1 YEAR        3 YEARS   5 YEARS     10 YEARS       1 YEAR       3 YEARS     5 YEARS       10 YEARS
    ------        -------   -------     --------       ------       -------     -------       --------
      $92          $293       $512       $1,140          $82          $255       $444           $990

           ESTIMATED PRO FORMA:
         FUNDAMENTAL RESEARCH PORTFOLIO (INITIAL CLASS)(2)
         -------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS   10 YEARS
  ------      -------    -------   --------
    $82         $255       $444      $990



----------
(1) The expense amounts shown include the effects of an expense limitation for the 1-year period and for the first year of the 3, 5 and 10-year periods.

(2)   Estimated.


GENERAL INFORMATION

      Following the Reorganization, certain holdings of Stock Portfolio that are transferred to Fundamental Research Portfolio in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for Fundamental Research Portfolio, and the realization of taxable gains or losses for Fundamental Research Portfolio.

KEY DIFFERENCES IN RIGHTS OF STOCK PORTFOLIO'S SHAREHOLDERS AND FUNDAMENTAL RESEARCH PORTFOLIO'S SHAREHOLDERS

      Stock Portfolio is organized as a separate series of USLICO Series Fund, a Massachusetts business trust, and is governed by a Declaration of Trust and Bylaws. Fundamental Research Portfolio is a separate series of ING Partners, Inc., a Maryland corporation, and is governed by Articles of Incorporation and Bylaws. Key differences affecting the rights of shareholders under the Stock Portfolio's Declaration of Trust/Bylaws or Massachusetts law and Fundamental Research Portfolio's Articles of Incorporation/Bylaws and Maryland law are presented below.

                      STOCK PORTFOLIO                                     FUNDAMENTAL RESEARCH PORTFOLIO
                      ---------------                                     ------------------------------
Shareholders have the power to elect and remove Trustees.    Shareholders have the power to elect and remove
All rights granted to shareholders under the Declaration     directors. Any or all of the directors may be removed
of Trust of USLICO Series Fund are granted subject to the    for cause or without cause by the shareholders, who may
reservation of the right to amend the Declaration, except    elect a successor or successors to fill any resulting
that no amendment shall repeal the limitations on personal   vacancy or vacancies for the unexpired term.
liability of any shareholder or Trustee. The Board of        The Corporation reserves the right from time to time to
Trustees has the power to alter, amend or repeal the         make any amendment to the Articles of Incorporation,
By-laws or adopt new By-laws at any time.                    except that no action affecting the validity or
                                                             assessibility of such shares shall be taken without the
                                                             unanimous approval of the outstanding shares affected
                                                             thereby.  The Board of Directors has the power to amend
                                                             By-laws.

      Because Fundamental Research Portfolio is organized as a series of a Maryland corporation and Stock Portfolio is organized as a series of a Massachusetts business trust, some differences between the rights of shareholders of Fundamental Research Portfolio and Stock Portfolio do exist under state law. Under the Maryland Code, shareholders of the Fundamental Research Portfolio have no personal liability as such for the Portfolio's acts or obligations. Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Stock Portfolio's Declaration of Trust disclaims shareholder liability for acts or obligations of the Stock Portfolio. As such, shareholders of the Asset Allocation Portfolio have no personal liability for the Portfolio's acts or obligations.

                      INFORMATION ABOUT THE REORGANIZATIONS

THE REORGANIZATION AGREEMENTS

      The terms and conditions under which the proposed transactions may be consummated are set forth in each Reorganization Agreement. Significant provisions of the Reorganization Agreements are summarized below; however, this summary is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as APPENDIX C.

      Each Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of the Disappearing Portfolio in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the Disappearing Portfolio's known liabilities, as set forth in that Portfolio's Statement of Assets and Liabilities as of the Closing Date; and (ii) the distribution of shares of Acquiring Portfolio to shareholders of the Disappearing Portfolio, as provided for in each Reorganization Agreement. Each Disappearing Portfolio will then be liquidated.

      Each shareholder of a Disappearing Portfolio will hold, immediately after the Closing Date, shares of the Acquiring Portfolio having an aggregate value equal to the aggregate value of the shares of the Disappearing Portfolio held by that shareholder as of the Closing Date. In the interest of economy and convenience, shares of each Acquiring Portfolio generally will not be represented by physical certificates, unless you request the certificates in writing.

      The obligations of the Portfolios under each Reorganization Agreement are subject to various conditions, including approval of the shareholders of the Disappearing Portfolio. The Reorganization Agreements also require that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreements. The Reorganization Agreements may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to APPENDIX C to review the terms and conditions of the Reorganization Agreements.

REASONS FOR THE REORGANIZATIONS

      The Reorganizations are one of several reorganizations that have taken place among various ING Funds. The ING Fund complex has grown in recent years through the addition of many funds. Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and confusion about overlapping funds. ING Investments also believes that the reorganizations may benefit Portfolio shareholders by resulting in surviving portfolios with a greater asset base. This is expected to provide greater investment opportunities for the surviving portfolios and the potential to take larger portfolio positions.

      The proposed Reorganizations were presented for consideration to the Board of Directors/Trustees of VP Balanced Portfolio and VP Intermediate Bond Portfolio, each an Acquiring Portfolio, at a meeting held on December 14, 2005. The Directors/Trustees of VP Balanced Portfolio and VP Intermediate Bond Portfolio, including all of the Directors/Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of such Portfolios, determined that the interests of the shareholders of such Portfolios will not be diluted as a result of the proposed Reorganizations, and that the proposed Reorganizations are in the best interests of such Portfolios and their shareholders. The proposed Reorganizations were presented for consideration to the Board of Directors/Trustees of each of the Disappearing Portfolios and Liquid Assets Portfolio and Fundamental Research Portfolio at meetings held on November 10, 2005. For the reasons discussed below, the Directors/Trustees of the Disappearing Portfolios and Liquid Assets Portfolio and Fundamental Research Portfolio, including all of the Directors/Trustees who are not "interested persons" of such Portfolios, determined that the interests of the shareholders of such Portfolios will not be diluted as a result of the proposed Reorganizations, and that the proposed Reorganizations are in the best interests of such Portfolios and their shareholders as well as Variable Contract owners.

BOARD CONSIDERATIONS


      The Board of Trustees of each Disappearing Portfolio in recommending the proposed Reorganizations, noted that each of the Disappearing Portfolios is a very small fund - perhaps too small to be viable. The Board of Trustees also noted that the Reorganizations will allow each of the Disappearing Portfolios' shareholders to continue to participate in a professionally managed portfolio and would permit the shareholders of each Disappearing Portfolio to pursue their investment goals in a combined Portfolio, after the Reorganization, whose style should attract greater interests from investors. Additionally, the proposed Reorganizations are expected to result in lower gross and net expenses for shareholders of each Disappearing Portfolio. The Board of Trustees also considered a number of additional factors, including but not limited to, the following:


- the plans of management to reduce overlap in funds in the ING Fund complex;

-     the potential benefits of the transaction to shareholders;

- the relative investment performance of the each Disappearing Portfolio as compared to the respective Acquiring Portfolio;

- expense ratios and information regarding fees and expenses of each Disappearing Portfolio and each Acquiring Portfolio;

-     the relative size of the Portfolios;

- that the Reorganizations will not dilute the interests of the shareholders of either of the Disappearing Portfolios or the Acquiring Portfolios (i.e., the separate accounts) or the interests of Variable Contract Owners;

- the similarity of investment objectives and strategies of each Disappearing Portfolio with those of the respective Acquiring Portfolio;

- that all fees and expenses in connection with the Reorganizations will be borne directly by ING Investments or an affiliate;

-     any benefits that may be realized by the Investment Advisers; and

- that the Reorganizations will not result in the recognition of any gain or loss for Federal income tax purpose either to any of the Disappearing Portfolios or any of the Acquiring Portfolios and should not adversely impact the tax treatment of the variable contracts invested in whole or in part in any of the Disappearing or Acquiring Portfolios.

      THE TRUSTEES OF THE ASSET ALLOCATION PORTFOLIO RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH VP BALANCED PORTFOLIO.

      THE TRUSTEES OF THE BOND PORTFOLIO RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH INTERMEDIATE BOND PORTFOLIO.

      THE TRUSTEES OF THE MONEY MARKET PORTFOLIO RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH LIQUID ASSETS PORTFOLIO.

      THE TRUSTEES OF THE STOCK PORTFOLIO RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH FUNDAMENTAL RESEARCH PORTFOLIO.

TAX CONSIDERATIONS

      Each Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, no Disappearing Portfolio nor its shareholders, nor any Acquiring Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by each Reorganization Agreement. As a condition to the Closing of each Reorganization, the Portfolios will receive an opinion from the law firm of Dechert LLP to the effect that each Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Portfolios.

EXPENSES OF THE REORGANIZATIONS

      The expenses relating to the proposed Reorganizations will be borne by ING Investments (or an affiliate of ING Investments, LLC). The costs of the Reorganizations shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the Investment Company Act of 1940, as amended, preparation of the Registration Statements, printing and distributing the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Joint Special Meeting.

                   ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

FORM OF ORGANIZATION

      DISAPPEARING PORTFOLIOS

      Asset Allocation Portfolio, Bond Portfolio, Money Market Portfolio and Stock Portfolio are each a diversified separate series of USLICO Series Fund (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Trust is governed by a Board of Trustees consisting of eleven members. For more information on the history of the Trust, see the SAI.

      ACQUIRING PORTFOLIOS

      VP Balanced Portfolio is a diversified series of ING VP Balanced Portfolio, Inc. ("IVPBP"), an open-end management investment company organized as a Maryland corporation. IVPBP is governed by a Board of Directors consisting of eight members. For more information on the history of IVPBP, see its SAI.

      Intermediate Bond Portfolio is a diversified series of ING VP Intermediate Bond Portfolio ("IVPIBP"), an open-end management investment company organized as a Massachusetts business trust. IVPIBP is governed by a Board of Trustees consisting of eight members. For more information on the history of IVPIBP, see its SAI.

      Liquid Assets Portfolio is a diversified series of ING Investors Trust ("IIT"), an open-end management investment company organized as a Massachusetts business trust. IIT is governed by a Board of Trustees consisting of eleven members. For more information on the history of IIT, see its SAI.

      Fundamental Research Portfolio is a diversified series of ING Partners, Inc. ("IPI"), an open-end management investment company organized as a Maryland corporation. IPI is governed by a Board of Directors consisting of eleven members. For more information on the history of IPI, see its SAI.

ADVISERS

      ING Investments, an Arizona limited liability company, is the adviser to each of the Disappearing Portfolios as well as VP Balanced Portfolio and Intermediate Bond Portfolio. As of December 31, 2005, ING Investments managed approximately $41.9 billion in assets. ING Investments is registered with the SEC as an investment adviser. ING Investment's principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      ING Investments delegates to ING ING IM the responsibility for the day-to-day investment management of each of the Disappearing Portfolios and VP Balanced Portfolio and VP Intermediate Bond Portfolio, subject to the oversight of ING Investments.

      Directed Services, Inc. ("DSI"), a New York corporation, is the adviser to Liquid Assets Portfolio. As of December 31, 2005, DSI managed approximately $22.3 billion in assets. DSI is registered with the SEC as an investment adviser. DSI's principal offices are located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

      DSI, subject to the supervision of the Boards of Trustees, acts as a "manager-of-managers" for Liquid Assets Portfolio. In this capacity, DSI oversees the Portfolio's day-to-day operations and investment activities. DSI delegates to ING IM, which serves as the sub-adviser to Liquid Assets Portfolio, the responsibility for investment management, subject to the oversight of DSI. DSI monitors the investment activities of ING IM. From time to time, DSI also recommends the appointment of additional or replacement sub-advisers to the Board of Trustees.

      ING Life Insurance and Annuity Company ("ILIAC"), a Connecticut insurance corporation, is the adviser to Fundamental Research Portfolio. As of December 31, 2005, ILIAC managed over $11 billion in assets. ILIAC is registered with the SEC as an investment adviser. ILIAC's principal offices are located at 151 Farmington Avenue, Hartford, Connecticut 06156.

      ILIAC, subject to the supervision of the Boards of Directors, acts as a "manager-of-managers" for Fundamental Research Portfolio. In this capacity, ILIAC oversees the Portfolio's day-to-day operations and investment activities. ILIAC delegates to ING IM, which serves as the sub-adviser to Fundamental Research Portfolio, the responsibility for investment management, subject to the oversight of ILIAC. ILIAC monitors the investment activities of ING IM. From time to time, ILIAC also recommends the appointment of additional or replacement sub-advisers to the Board of Directors.

      ING IM, a Connecticut corporation, serves as the Sub-Adviser to each of the Acquiring Portfolios. ING IM is responsible for managing the assets of the Portfolios in accordance with each Portfolio's investment objective and policies, subject to oversight by the Advisers and the Boards of Directors/Trustees. As of December 31, 2005, ING IM managed approximately $59.5 billion in assets. ING IM is registered with the SEC as an investment adviser. ING IM's principal offices are located at 230 Park Avenue, New York, New York 10169.

      For information regarding the basis for the Boards' approval of portfolio management relationships, please refer to each Portfolio's annual shareholder report dated December 31, 2005. ING Investments, DSI and ILIAC all have full investment discretion and ultimate authority to make all determinations with respect to the investment of their respective Portfolio's assets and the purchase and sale of portfolio securities.

DISTRIBUTORS

      ING Funds Distributor, LLC is the principal underwriter and distributor for each of the Disappearing Portfolios and both VP Balanced Portfolio and Intermediate Bond Portfolio. It is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. ING Funds Distributor, LLC is a member of the NASD.

      Directed Services, Inc. is the principal underwriter and distributor of Liquid Assets Portfolio. It is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. Directed Services, Inc. is a member of the NASD.

      ING Financial Advisers, LLC is the principal underwriter and distributor of Fundamental Research Portfolio. It is located at 151 Farmington Avenue, Hartford, Connecticut 06516. ING Financial Advisers, LLC is a member of the NASD.

      To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 1-800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

DIVIDENDS, DISTRIBUTIONS AND TAXES

      The Disappearing Portfolios' income from dividends and interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

      Each Acquiring Portfolio distributes its net investment income in the form of dividends at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of the Portfolio's net investment income. Each Acquiring Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. Dividends and capital gain distributions made by each Portfolio will automatically be reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date, unless a Participating Insurance Company's Separate Account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of each Portfolio's dividends may constitute a return of capital.

      The Portfolios intend to qualify as regulated investment companies for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

      Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity contacts and variable life insurance policies so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company's separate accounts.

      Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

      If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

      The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

      If the Reorganization Agreements are approved by the Disappearing Portfolios' shareholders, then as soon as practicable before the Closing Date, each Disappearing Portfolio will pay the respective Insurance Company Separate Accounts a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.


CAPITALIZATION



      The following table shows on an audited basis the capitalization of each of the Portfolios as of January 31, 2006, and on a pro forma basis as of January 31, 2006 giving effect to the corresponding Reorganization:



                                                                      NET ASSET VALUE           SHARES
                                                      NET ASSETS        PER SHARE             OUTSTANDING
                                                    --------------    ---------------         -----------
Asset Allocation Portfolio                          $   13,408,951         $ 9.88               1,357,192

VP Balanced Portfolio (Class I)                     $1,241,483,736         $13.92              89,178,411

Pro Forma - Class I of VP Balanced
Portfolio including Asset Allocation Portfolio      $1,254,892,686         $13.92              90,141,698*



*Reflected net of 393,905 retired shares, net of shares converted into VP Balanced Portfolio (Calculation: Net Assets / NAV per share)




                                                                      NET ASSET VALUE           SHARES
                                                      NET ASSETS        PER SHARE             OUTSTANDING
                                                    --------------    ---------------         -----------
Bond Portfolio                                      $    2,892,909        $ 9.83                 294,404

Intermediate Bond Portfolio (Class I)               $1,150,582,967        $12.99              88,572,923

Pro Forma - Class I of Intermediate
Bond Portfolio including Bond Portfolio             $1,153,475,876        $12.99              88,795,626*



*Reflected net of 71,701 retired shares, net of shares converted into VP Intermediate Bond Portfolio (Calculation: Net Assets / NAV per share)



                                                                    NET ASSET VALUE           SHARES
                                                     NET ASSETS        PER SHARE            OUTSTANDING
                                                    ------------    ---------------         -----------
Money Market Portfolio                              $  5,690,976          $1.00               5,691,394

Liquid Assets Portfolio (Institutional Class)       $130,923,444          $1.00             130,920,975

Pro Forma - Institutional Class of Liquid Assets
Portfolio including Money Market Portfolio          $136,614,420          $1.00             136,612,369*




*No share adjustment is needed, as share value is $1.00 for both funds.

                                                               NET ASSET VALUE            SHARES
                                                NET ASSETS        PER SHARE            OUTSTANDING
                                               ------------    ---------------         -----------
Stock Portfolio                                 $17,312,210         $8.01               2,160,796

Fundamental Research Portfolio (Initial Class)  $10,834,089         $9.40               1,152,883

Pro Forma - Initial Class of Fundamental
Research  Portfolio including Stock Portfolio   $28,146,299         $9.40               2,994,607*




*Reflected net of 319,071 retired shares, net of shares converted to Fundamental Research Portfolio (Calculation: Net Assets/ NAV per share)

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

      Solicitation of voting instructions is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about February 14, 2006. In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications. The Portfolios have retained Computershare Fund Services (the "Solicitor"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. The estimated cost of the proxy solicitation for all four Reorganizations is $5,000. ING Investments will bear the cost of the proxy solicitation. Shareholders of the Portfolios may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

      In all cases where a proxy is solicited by telephone, the Solicitor's representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has recieved the proxy materials in the mail. The Solicitor will advise the shareholder that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor will then record the shareholder's instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

      If a shareholder wishes to participate in the Joint Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact the Solicitor toll-free at 1-866-649-4739.

      A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Portfolios a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Joint Special Meeting in person may vote by ballot at the Joint Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposals and may vote in their discretion with respect to other matters not now known to the Board of Trustees of the USLICO Series Fund that may be presented at the Joint Special Meeting.

VOTING RIGHTS

      The Separate Accounts of the Participating Insurance Companies are the record owner of the shares of the Portfolios. The Participating Insurance Companies will vote each Portfolio's shares at the Joint Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts.

      Each shareholder of the Portfolios is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

      As such, Variable Contact owners and certain annuitants and/or beneficiaries have the right to instruct the Participating Insurance Companies as to the number of shares (and fractional shares) attributable to their Variable Contract's value on the record date allocated to the Separate Account that holds shares of the Portfolios. The Participating Insurance Companies will vote shares attributable to Variable Contracts in the same proportion (for, against, abstain) to those for which timely instructions are received.

      Only shareholders of the Portfolios at the close of business on January 05, 2006 (the "Record Date") will be entitled to be present and give voting instructions for the Portfolios at the Joint Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, 1,362,794.743 shares of USLICO Asset Allocation Portfolio, 297,052.842 shares of USLICO Bond Portfolio, 5,695,815.320 shares of USLICO Money Market Portfolio, and 2,166,840.889 shares of

USLICO Stock Portfolio, respectively, were outstanding and entitled to vote. To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 p.m. on April 3, 2006.

      Approval of each Reorganization Agreement requires the vote, if a quorum is present, of the lesser of (i) 67% or more of the shares, provided that 50% of the shares are present in person or represented by proxy at the Joint Special Meeting, or (ii) a majority of the shares. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders. If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Joint Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Joint Special Meeting for purposes of calculating the vote on any matter. For this reason, with respect to matters requiring the affirmative majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against each Reorganization.

      To the knowledge of ING Investments, as of the record date, no current Trustee owns 1% or more of the outstanding shares of any of the Portfolios of USLICO Series Fund, and the officers and Trustees own, as a group, less than 1% of the shares of any of the Portfolios of USLICO Series Fund.

      APPENDIX D hereto lists the persons that, as of the record dated owned beneficially or of record 5% or more of the outstanding shares of the Disappearing Portfolios or the Acquiring Portfolios.

OTHER MATTERS TO COME BEFORE THE JOINT SPECIAL MEETING

      The Disappearing Portfolios do not know of any matters to be presented at the Joint Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Joint Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

      The Acquiring Portfolios are not required to hold regular annual meetings and, in order to minimize their costs, do not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Acquiring Portfolios' management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

      ING Investments will furnish, without charge, a copy of the most recent Annual Report regarding either the Disappearing or the Acquiring Portfolios and any more recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed in writing to the Portfolios at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling Shareholder Services at 1-800-992-0180.

      IN ORDER THAT THE PRESENCE OF A QUORUM AT THE JOINT SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                          /s/ Huey P. Falgout, Jr.,
                                          Huey P. Falgout, Jr.,
                                          Secretary

February 14, 2006
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                                                    APPENDIX A-1

            PORTFOLIO MANAGER'S REPORT FOR ING VP BALANCED PORTFOLIO

      Set forth below is an excerpt from ING VP Balanced Portfolio's Annual
                        Report, dated December 31, 2004.

                                     * * * *

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2004

In our semi-annual report, we referred to sharp swings in sentiment as investors took stock after the handsome gains of 2003. By the middle of the year, the markets had not done much of anything; however, over the next six months sentiment would change twice more and in the end major asset classes posted respectable returns for the year, if not better.

GLOBAL EQUITIES gained 10.8% in the six months ended December 31, 2004, according to the Morgan Stanley Capital International ("MSCI") World Index(1),including net reinvested dividends, and 14.7% for entire year. Nearly one quarter of the annual gain was due to dollar weakness, the main story in the currency markets. The dollar was ahead for most of the year, but by mid October had succumbed to continuing concern over the United States twin budget and trade deficits and whether overseas investors would continue to finance them, raising the nightmare of disorderly slide in the dollar. In 2004, the euro gained 7.6%, a new record. The yen rose 4.5% to a level not seen since early 2000, while the pound stood 7.4% higher, at a remarkable 12-year peak.

Perhaps the most notable feature in investment grade U.S. FIXED INCOME markets in the second six months was the curious "curve flattening" trend. Short-term interest rates drifted up as the Federal Open Market Committee ("FOMC") raised the Federal Funds rate four times, by 1% in all, while bond yields ignored this and fell in the face of weak economic data and continued foreign central bank purchases. Contrary to earlier fears, tame inflation was a backdrop throughout, while the influential employment reports were weak in July, August, October and December. On December 15, the spread between the yields on the 10-year Note and the 90-day Treasury Bill fell to a three-year low. For the six months, the yield on 10-year Treasury Notes fell by 40 basis points to 4.22%, but the yield on 13-week Treasury Bills soared 88 basis points to 2.18%. More broadly, the Lehman Brothers Aggregate Bond Index(2) gained 4.18% for the six months. For the whole year, the Index returned 4.34%, underscoring the dominance of the second half in driving market movement, and implying not much underlying price change over the year.

Prices rose on riskier asset classes, however, as investors chased more attractive returns than investment grade bonds were offering. The Lehman Brothers U.S. Corporate High Yield Bond Index(3)for example, returned a robust 9.64% in the six months through December and 11.13% for the year.

U.S. EQUITIES in the form of the Standard & Poor's ("S&P") 500 Index(4), rose 7.2% including dividends for the six months ended December 31, 2004, breaching and holding levels not seen since before September 11, 2001. By year end, the market was trading at a price to earnings level of just under 16 1/2 times 2005 estimated earnings. For the entire year, the Index returned 10.88%. From the middle of the year, equity investors were disappointed by the weak employment reports referred to above and distracted by surging oil prices as well as bad news affecting individual stocks. The market reached its lowest point in mid-August. But after oil prices climbed over $56 per barrel on October 22, and then slumped, equities squeezed out a narrow gain for the month in the last few days. In November, oil prices continued their retreat and the market powered ahead, cheered by this, the clear presidential election result, perceived as business and shareholder friendly, and at last powerful employment report. By month end, sentiment was further bolstered by an upward revision to third quarter gross domestic product ("GDP") growth to 4%, which was doubtless encouraging. But the data released also showed that the engine of growth, the U.S. consumer, was only saving at the rate of 0.5% per annum, which many regard as unsustainable. In addition, the rate of corporate profits growth was already falling and in 2005 may not reach double digits. It is hard to see then what dynamic propelled the S&P500 Index to another 3.5% gain in December. And while many commentators celebrated this break out and the fact that smaller-cap indices had by then scaled all-time high levels, others feared a reversal before 2005 was very old.

INTERNATIONAL MARKETS had mixed returns in the second half, but all were inflated in dollar terms by the weakness of that currency. Nonetheless even in local currency terms, Europe's markets regained mid-2002 levels. Japan equities rose 4.6% in dollar terms during the period, based on the MSCI Japan Index(5) plus net dividends, but fell 1.7% in yen. For the year, Japan returned 15.9% in dollars. First half optimism about GDP growth was dashed as growth collapsed or was revised down as the year wore on.

EUROPEAN EXCLUDING ("EX") UK MARKETS advanced 18.2% in the second half of 2004, according to the MSCI Europe ex UK Index(6) (in dollars including net dividends), about one third due to currency. For all of 2004, the region returned 21.6% in dollars. Profits did grow strongly and markets remain cheap, but given all the issues surrounding low domestic demand, unemployment at 8.9% for the last 20 months and inflexible labor markets, arguably they deserve to be. The UK market returned 15.7% in the six months through December, based on the MSCI UK Index(7)including net dividends, about 40% due to currency. For the whole year, the UK rose 19.6% in dollars. Contrary to the rest of Europe, the Bank of England has been trying to cool consumer demand and a property boom with five interest rate increases in 12 months. They seem to be succeeding for the most part.

(1)The MSCI WORLD INDEX measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2)The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3)The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(4)The STANDARD & POOR'S 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(5)The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE CALL (800) 366-0066 OR LOG ON TO WWW.INGFUNDS.COM TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other condition.

                                     * * * *

The ING VP Balanced Portfolio (the "Portfolio") seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents. The Portfolio is managed by a team of equity investment specialists led by Hugh T.M.Whelan, Portfolio Manager, and James B. Kauffmann, Portfolio Manager, ING Investment Management Co. -- the Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class I shares provided a total return of 9.42% compared to 10.88% for the Standard & Poor's ("S&P") 500 Index(1), 4.34% for the Lehman Brothers Aggregate Bond ("LBAB") Index(2) and 8.30% for the Composite Index (60% S&P 500/40% LBAB).

PORTFOLIO SPECIFICS: The equity component of the Portfolio outperformed the S&P500 Index due to security selection as well as our usual, modest exposure to small- and mid-cap stocks, which outperformed large-cap stocks as a group. Stock selection was strongest in the health care and technology sectors but was weaker in consumer staples and industrials. Sector allocation had a positive impact, with gains from overweights in energy and industrials and an underweight in consumer staples only partially offset by losses from an overweight in technology and an underweight in financials. The Portfolio benefited in particular from overweight positions in TXU Corp., Apple Computer, Inc. and Aetna, Inc., which returned

178%, 201%, and 85%, respectively, for the year. Securities that detracted from results were AT&T Wireless, which we did not own, rose 87%, and Walgreen Co. and Paychex, Inc., two stocks we overweighted and previously held that turned in disappointing results of 6% and -7%, respectively. The fixed income component of the Portfolio outperformed its benchmark, the Lehman Brothers Aggregate Bond Index during the period as a short duration posture and yield curve exposure proved beneficial. For most of the year, we were well positioned for a rising rate environment in which the yields on shorter maturities rise more than those of longer maturities. Our underweight in five-year maturities was particularly helpful. Nevertheless, we brought the fixed income component back to a neutral duration stance as the year came to a close. Overweights in the outperforming securitized sectors -- mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities -- also enhanced performance. We maintained our increased allocation to credit, and this sector posted the highest excess return during the period. Exposure to high yield and emerging markets debt were also significant sources of outperformance.

CURRENT STRATEGY AND OUTLOOK: Our outlook for 2005 is positive for equities. We believe inflation should continue to be benign and oil prices should continue to moderate early in 2005. The Federal Reserve ("Fed") is likely to continue to raise short-term interest rates, while leaving itself latitude to pause. Earnings are still rising, although at a slower pace in 2005. We expect to see job creation pick up after the impacts of higher oil prices percolate through the economy. Given all these economic factors, gross domestic product is likely to decelerate over the next few months to a trend-like growth rate in 2005. Despite increases to the Fed funds rate, longer-term fixed income issues have shown resilience through this period. Looking to 2005, however, we do project rising longer-term rates for the bond market. The equity portfolio is overweight in the consumer discretionary and energy sectors and underweight in the information technology and financials sectors. However, our overall sector exposures are by design quite close to the S&P 500 Index so that nearly all of our relative performance is driven by individual stock selection. Tactically, the fixed income portfolio was neutral duration as the year came to a close; however, we continue to believe that the improving domestic economy, signs of increasing inflation, and enduring dollar weakness point to higher rates in the near future. We are neutral home mortgages, overweight asset-backed and commercial mortgage-backed securities, and underweight the intermediate and front ends of the yield curve, which appear most vulnerable in a tightening cycle. We are also underweight agencies, which had witnessed intense regulatory criticism. While stretched valuations in investment-grade credit still warrant caution, credit continues to post positive excess returns, and we have moved closer to neutral credit on a contribution-to-duration basis. Exposures to emerging markets debt and crossover high yield remain intact.

                                  [LINE GRAPH]


                                   PLOTPOINTS

                        S&P 500    Lehman Brothers Aggregate
              Class I    Index           Bond Index               Composite Index
              -------    -----           ----------               ---------------
12/31/1994    $10,000   $10,000           $10,000                     $10,000
12/31/1995    $12,722   $13,758           $11,847                     $12,996
12/31/1996    $14,653   $16,917           $12,278                     $14,908
12/31/1997    $17,947   $22,560           $13,463                     $18,429
12/31/1998    $20,987   $29,008           $14,632                     $22,296
12/31/1999    $23,842   $35,112           $14,512                     $24,972
12/31/2000    $23,708   $31,915           $16,199                     $24,723
12/31/2001    $22,710   $28,122           $17,567                     $23,805
12/31/2002    $20,369   $21,907           $19,369                     $21,468
12/31/2003    $24,212   $28,190           $20,164                     $25,435
12/30/2004    $26,493   $31,258           $21,039                     $27,546

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                                SINCE INCEPTION
                                                                                  OF CLASS S
                                               1 YEAR     5 YEAR     10 YEAR     MAY 29, 2003
                                               ------     ------     -------     ------------
Class I                                         9.42%      2.13%      10.22%          --
Class S                                         9.06%        --          --         12.42%
S%P 500 Index (1)                              10.88%     (2.30)%     12.07%        17.61% (3)
Lehman Brothers Aggregate Bond Index (2)        4.34%      7.71%       7.72%         2.70% (3)
Composite Index (60% S&P 500 Index/40% Lehman
  Brothers Aggregate Bond Index)                8.30%      1.98%      10.66%        11.54%

Based on a $10,000 initial investment, the graph above illustrates the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

                                                                    APPENDIX A-2

        PORTFOLIO MANAGER'S REPORT FOR ING VP INTERMEDIATE BOND PORTFOLIO

        Set forth below is an excerpt from ING VP Intermediate Bond Portfolio's Annual Report, dated December 31, 2004.

                                     * * * *

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2004

In our semi-annual report, we referred to sharp swings in sentiment as investors took stock after the handsome gains of 2003. By the middle of the year, the markets had not done much of anything; however, over the next six months sentiment would change twice more and in the end major asset classes posted respectable returns for the year, if not better.

GLOBAL EQUITIES gained 10.8% in the six months ended December 31, 2004, according to the Morgan Stanley Capital International ("MSCI") World Index(1),including net reinvested dividends, and 14.7% for entire year. Nearly one quarter of the annual gain was due to dollar weakness, the main story in the currency markets. The dollar was ahead for most of the year, but by mid October had succumbed to continuing concern over the United States twin budget and trade deficits and whether overseas investors would continue to finance them, raising the nightmare of disorderly slide in the dollar. In 2004, the euro gained 7.6%, a new record. The yen rose 4.5% to a level not seen since early 2000, while the pound stood 7.4% higher, at a remarkable 12-year peak.

Perhaps the most notable feature in investment grade U.S. FIXED INCOME markets in the second six months was the curious "curve flattening" trend. Short-term interest rates drifted up as the Federal Open Market Committee ("FOMC") raised the Federal Funds rate four times, by 1% in all, while bond yields ignored this and fell in the face of weak economic data and continued foreign central bank purchases. Contrary to earlier fears, tame inflation was a backdrop throughout, while the influential employment reports were weak in July, August, October and December. On December 15, the spread between the yields on the 10-year Note and the 90-day Treasury Bill fell to a three-year low. For the six months, the yield on 10-year Treasury Notes fell by 40 basis points to 4.22%, but the yield on 13-week Treasury Bills soared 88 basis points to 2.18%. More broadly, the Lehman Brothers Aggregate Bond Index(2) gained 4.18% for the six months. For the whole year, the Index returned 4.34%, underscoring the dominance of the second half in driving market movement, and implying not much underlying price change over the year.

Prices rose on riskier asset classes, however, as investors chased more attractive returns than investment grade bonds were offering. The Lehman Brothers U.S. Corporate High Yield Bond Index(3) for example, returned a robust 9.64% in the six months through December and 11.13% for the year.

U.S. EQUITIES in the form of the Standard & Poor's ("S&P") 500 Index(4), rose 7.2% including dividends for the six months ended December 31, 2004, breaching and holding levels not seen since before September 11, 2001. By year end, the market was trading at a price to earnings level of just under 16 1/2 times 2005 estimated earnings. For the entire year, the Index returned 10.88%. From the middle of the year, equity investors were disappointed by the weak employment reports referred to above and distracted by surging oil prices as well as bad news affecting individual stocks. The market reached its lowest point in mid-August. But after oil prices climbed over $56 per barrel on October 22, and then slumped, equities squeezed out a narrow gain for the month in the last few days. In November, oil prices continued their retreat and the market powered ahead, cheered by this, the clear presidential election result, perceived as business and shareholder friendly, and at last powerful employment report. By month end, sentiment was further bolstered by an upward revision to third quarter gross domestic product ("GDP") growth to 4%, which was doubtless encouraging. But the data released also showed that the engine of growth, the U.S. consumer, was only saving at the rate of 0.5% per annum, which many regard as unsustainable. In addition, the rate of corporate profits growth was already falling and in 2005 may not reach double digits. It is hard to see then what dynamic propelled the S&P 500 Index to another 3.5% gain in December. And while many commentators celebrated this break out and the fact that smaller-cap indices had by then scaled all-time high levels, others feared a reversal before 2005 was very old.

INTERNATIONAL MARKETS had mixed returns in the second half, but all were inflated in dollar terms by the weakness of that currency. Nonetheless even in local currency terms, Europe's markets regained mid-2002 levels. Japan equities rose 4.6% in dollar terms during the period, based on the MSCI Japan Index(5) plus net dividends, but fell 1.7% in yen. For the year, Japan returned 15.9% in dollars. First half optimism about GDP growth was dashed as growth collapsed or was revised down as the year wore on.

EUROPEAN EXCLUDING ("EX") UK MARKETS advanced 18.2% in the second half of 2004, according to the MSCI Europe ex UK Index(6) (in dollars including net dividends), about one third due to currency. For all of 2004, the region returned 21.6% in dollars. Profits did grow strongly and markets remain cheap, but given all the issues surrounding low domestic demand, unemployment at 8.9% for the last 20 months and inflexible labor markets, arguably they deserve to be. The UK market returned 15.7% in the six months through December, based on the MSCI UK Index(7)including net dividends, about 40% due to currency. For the whole year, the UK rose 19.6% in dollars. Contrary to the rest of Europe, the Bank of England has been trying to cool consumer demand and a property boom with five interest rate increases in 12 months. They seem to be succeeding for the most part.

(1)The MSCI WORLD INDEX measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2)The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3)The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(4)The STANDARD & POOR'S 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(5)The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE CALL (800) 366-0066 OR LOG ON TO WWW.INGFUNDS.COM TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other condition.

                                     * * * *

The ING VP Intermediate Bond Portfolio (formerly, ING VP Bond Portfolio, the "Portfolio") seeks to maximize total return consistent with reasonable risk by investing in investment-grade corporate bonds and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While the Portfolio invests in securities guaranteed by the U.S. Government as to timely payment of interest and principal, the Portfolio shares are not insured or guaranteed. The Portfolio is managed primarily by James B. Kauffmann, Portfolio Manager, ING Investment Management Co. -- the Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class I shares provided a total return of 4.88% compared to 4.34% for the Lehman Brothers Aggregate Bond (LBAB) Index(1).

PORTFOLIO SPECIFICS: Throughout the year ended December 31, 2004, the Federal Open Market Committee ("FOMC") was true to its oft-stated "measured pace" guidance, with 25 basis points moves starting in June. The Committee continues to focus on developing economic releases, which will influence the timing and size of future tightenings. Yields on shorter-term Treasuries moved higher, while those of 10- and 30-year bonds dropped. In fact, the benchmark 10-year bond closed at 4.22%, despite being as high as 4.50%. The growth in employment lagged past recoveries even as domestic economic news brightened. The dollar dropped against most major currencies, and oil and gold headed higher. Concerns about the twin U. S. deficits continue to vex the currency markets, and the re-election of George Bush has done little to allay fears of the burgeoning costs of social security and Medicare. Performance benefited during the period from a short duration posture and yield curve exposure. For most of the year, the Portfolio was well positioned for a rising rate environment in which yields on shorter maturities rise more than those of longer maturities. Our underweight in five-year maturities was particularly helpful. Nevertheless, we brought the Portfolio back to a neutral duration stance as the year came to a close. Overweights in the outperforming securitized sectors -- mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities -- also helped. We maintained our increased allocation to credit, and this sector posted the highest excess returns during the period. Exposure to high yield and emerging markets debt also contributed positively to performance.

CURRENT STRATEGY AND OUTLOOK: While the bond market has renewed its focus on the improving economic releases, we do not believe that the yields on shorter maturity Treasuries fully reflect the pace of economic activity nor likely Federal Reserve tightenings. Some projections place a neutral overnight rate around 4% or 5%, indicating that monetary policy is still highly accommodative. Tactically, the Portfolio was neutral duration as the year came to a close; however, we continue to believe that the improving domestic economy, signs of increasing inflation and enduring dollar weakness point to higher rates in the near future. We are neutral home mortgages, overweight asset-backed and commercial mortgage-backed securities, and underweight the intermediate and front ends of the yield curve, which appear most vulnerable in a tightening cycle. We are also underweight agencies, which have witnessed intense regulatory criticism. While stretched valuations in investment-grade credit still warrant caution, credit continues to post positive excess returns, and we have moved closer to neutral credit on a contribution-to-duration basis. Exposures to emerging markets debt and crossover high yield remain intact.

                                  [LINE GRAPH]

                                   PLOTPOINTS

                               Lehman Brothers Aggregate
                   Class I            Bond Index
                   -------            ----------
12/31/1994         $10,000              $10,000
12/31/1995         $11,822              $11,847
12/31/1996         $12,248              $12,278
12/31/1997         $13,265              $13,463
12/31/1998         $14,345              $14,632
12/31/1999         $14,238              $14,512
12/31/2000         $15,611              $16,199
12/31/2001         $16,976              $17,567
12/31/2002         $18,391              $19,369
12/31/2003         $19,550              $20,164
12/31/2004         $20,503              $21,039

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                                SINCE INCEPTION
                                                                                  OF CLASS S
                                               1 YEAR     5 YEAR     10 YEAR     MAY 3, 2003
                                               ------     ------     -------     ------------
Class I                                         4.88%      7.56%       7.44%          --
Class S                                         4.58%        --          --          6.80%
Lehman Brothers Aggregate Bond Index (1)        4.34%      7.71%       7.72%         6.19% (2)

Based on a $10,000 initial investment, the graph above illustrates the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

                                                                    APPENDIX A-3

           PORTFOLIO MANAGER'S REPORT FOR ING LIQUID ASSETS PORTFOLIO

        Set forth below is an excerpt from ING Liquid Assets Portfolio's Annual Report, dated December 31, 2004.

                                     * * * *

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2004

In our semi-annual report, we referred to sharp swings in sentiment as investors took stock after the handsome gains of 2003. By the middle of the year, the markets had not done much of anything; however, over the next six months sentiment would change twice more and in the end major asset classes posted respectable returns for the year, if not better.

GLOBAL EQUITIES gained 10.8% in the six months ended December 31, 2004, according to the Morgan Stanley Capital International ("MSCI") World Index(1),including net reinvested dividends, and 14.7% for entire year. Nearly one quarter of the annual gain was due to dollar weakness, the main story in the currency markets. The dollar was ahead for most of the year, but by mid October had succumbed to continuing concern over the United States twin budget and trade deficits and whether overseas investors would continue to finance them, raising the nightmare of disorderly slide in the dollar. In 2004, the euro gained 7.6%, a new record. The yen rose 4.5% to a level not seen since early 2000, while the pound stood 7.4% higher, at a remarkable 12-year peak.

Perhaps the most notable feature in investment grade U.S. FIXED INCOME markets in the second six months was the curious "curve flattening" trend. Short-term interest rates drifted up as the Federal Open Market Committee ("FOMC") raised the Federal Funds rate four times, by 1% in all, while bond yields ignored this and fell in the face of weak economic data and continued foreign central bank purchases. Contrary to earlier fears, tame inflation was a backdrop throughout, while the influential employment reports were weak in July, August, October and December. On December 15, the spread between the yields on the 10-year Note and the 90-day Treasury Bill fell to a three-year low. For the six months, the yield on 10-year Treasury Notes fell by 40 basis points to 4.22%, but the yield on 13-week Treasury Bills soared 88 basis points to 2.18%. More broadly, the Lehman Brothers Aggregate Bond Index(2) gained 4.18% for the six months. For the whole year, the Index returned 4.34%, underscoring the dominance of the second half in driving market movement, and implying not much underlying price change over the year.

Prices rose on riskier asset classes, however, as investors chased more attractive returns than investment grade bonds were offering. The Lehman Brothers U.S. Corporate High Yield Bond Index(3) for example, returned a robust 9.64% in the six months through December and 11.13% for the year.

U.S. EQUITIES in the form of the Standard & Poor's ("S&P") 500 Index(4), rose 7.2% including dividends for the six months ended December 31, 2004, breaching and holding levels not seen since before September 11, 2001. By year end, the market was trading at a price to earnings level of just under 16 1/2 times 2005 estimated earnings. For the entire year, the Index returned 10.88%. From the middle of the year, equity investors were disappointed by the weak employment reports referred to above and distracted by surging oil prices as well as bad news affecting individual stocks. The market reached its lowest point in mid-August. But after oil prices climbed over $56 per barrel on October 22, and then slumped, equities squeezed out a narrow gain for the month in the last few days. In November, oil prices continued their retreat and the market powered ahead, cheered by this, the clear presidential election result, perceived as business and shareholder friendly, and at last powerful employment report. By month end, sentiment was further bolstered by an upward revision to third quarter gross domestic product ("GDP") growth to 4%, which was doubtless encouraging. But the data released also showed that the engine of growth, the U.S. consumer, was only saving at the rate of 0.5% per annum, which many regard as unsustainable. In addition, the rate of corporate profits growth was already falling and in 2005 may not reach double digits. It is hard to see then what dynamic propelled the S&P 500 Index to another 3.5% gain in December. And while many commentators celebrated this break out and the fact that smaller-cap indices had by then scaled all-time high levels, others feared a reversal before 2005 was very old.

INTERNATIONAL MARKETS had mixed returns in the second half, but all were inflated in dollar terms by the weakness of that currency. Nonetheless even in local currency terms, Europe's markets regained mid-2002 levels. Japan equities rose 4.6% in dollar terms during the period, based on the MSCI Japan Index(5) plus net dividends, but fell 1.7% in yen. For the year, Japan returned 15.9% in dollars. First half optimism about GDP growth was dashed as growth collapsed or was revised down as the year wore on.

EUROPEAN EXCLUDING ("EX") UK MARKETS advanced 18.2% in the second half of 2004, according to the MSCI Europe ex UK Index(6) (in dollars including net dividends), about one third due to currency. For all of 2004, the region returned 21.6% in dollars. Profits did grow strongly and markets remain cheap, but given all the issues surrounding low domestic demand, unemployment at 8.9% for the last 20 months and inflexible labor markets, arguably they deserve to be. The UK market returned 15.7% in the six months through December, based on the MSCI UK Index(7)including net dividends, about 40% due to currency. For the whole year, the UK rose 19.6% in dollars. Contrary to the rest of Europe, the Bank of England has been trying to cool consumer demand and a property boom with five interest rate increases in 12 months. They seem to be succeeding for the most part.

(1)The MSCI WORLD INDEX measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2)The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3)The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(4)The STANDARD & POOR'S 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(5)The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE CALL (800) 366-0066 OR LOG ON TO WWW.INGFUNDS.COM TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other condition.

                                     * * * *

The ING Liquid Assets Portfolio (the "Portfolio") seeks high level of current income consistent with the preservation of capital and liquidity. The Portfolio is managed by a team of investment professionals led by David S. Yealy, Portfolio Manager, ING Investment Management Co. -- the Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class ADV shares returned 9.73%, compared to the Standard & Poor's ("S&P") 500 Index, which returned 10.88%.

PORTFOLIO SPECIFICS: The market for money market securities as represented by the LIBOR (London InterBank Offered Rate) curve started the year pricing in very modest expectations for the Federal Open Market Committee ("FOMC") to start raising the Federal Reserve ("Fed") funds rate and discount rate in the later part of the year. Our strategy of maintaining a slightly long weighted average maturity and barbell structure early in the year enhanced the yield for the Portfolio. The non-farm payroll numbers released in early April indicated an improving labor market. The improvement in the labor market was confirmed by the early May non-farm payroll data release. The markets quickly started to anticipate that the FOMC might act sooner and more aggressively than previously expected. The LIBOR one-month to twelve-month curve steepened to over 100 basis points by mid-June from only 34 basis points at the beginning of the year. We restructured the Portfolio in May by reducing our holdings of longer maturity securities, shortening the weighted average maturity, eliminating the barbell, increasing our holding of interest sensitive floating rate securities and shifting new purchases to very short maturity securities. This strategy shift worked well during the second half of the year as the FOMC raised the Fed funds rate by 25 basis points five times starting at the end of June. The Fed funds rate ended the year at 2.25% up from 1.00% at the start of the year.

CURRENT STRATEGY AND OUTLOOK: The market as of the end of December was building in significant additional rate increases for 2005. The consensus expectation is for the Fed funds rate to be at 3.50% at the end of 2005. Our strategy heading into 2005 is similar to that employed since May of 2004. We are continuing to focus new purchases to the next FOMC meeting, maintaining a high exposure to floating rate notes, and making selective purchases in the three-month and under maturity sector where yield levels fully price in 25 basis point increases at each of the Fed meetings in between the purchase date and the maturity date. To the extent that the markets start to price in a more aggressive Fed, we are prepared to extend the weighted average maturity of the Portfolio by purchasing longer maturity corporate securities in the nine-month to thirteen-month sector. We will maintain a weighted average maturity shorter than the majority of our competitors until that time.

Principal Risk Factor(s): An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio. The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions. Portfolio holdings are subject to change daily. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

                                                                    APPENDIX A-4

        PORTFOLIO MANAGER'S REPORT FOR ING FUNDAMENTAL RESEARCH PORTFOLIO

         Set forth below is an excerpt from ING Fundamental Research Portfolio's (formerly, ING Aeltus Enhanced Index Portfolio) Annual report, dated December 31, 2004.

                                     * * * *

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2004

In our semi-annual report, we referred to sharp swings in sentiment as investors took stock after the handsome gains of 2003. By the middle of the year, the markets had not done much of anything; however, over the next six months sentiment would change twice more and in the end major asset classes posted respectable returns for the year, if not better.

GLOBAL EQUITIES gained 10.8% in the six months ended December 31, 2004, according to the Morgan Stanley Capital International ("MSCI") World Index(1),including net reinvested dividends, and 14.7% for entire year. Nearly one quarter of the annual gain was due to dollar weakness, the main story in the currency markets. The dollar was ahead for most of the year, but by mid October had succumbed to continuing concern over the United States twin budget and trade deficits and whether overseas investors would continue to finance them, raising the nightmare of disorderly slide in the dollar. In 2004, the euro gained 7.6%, a new record. The yen rose 4.5% to a level not seen since early 2000, while the pound stood 7.4% higher, at a remarkable 12-year peak.

Perhaps the most notable feature in investment grade U.S. FIXED INCOME markets in the second six months was the curious "curve flattening" trend. Short-term interest rates drifted up as the Federal Open Market Committee ("FOMC") raised the Federal Funds rate four times, by 1% in all, while bond yields ignored this and fell in the face of weak economic data and continued foreign central bank purchases. Contrary to earlier fears, tame inflation was a backdrop throughout, while the influential employment reports were weak in July, August, October and December. On December 15, the spread between the yields on the 10-year Note and the 90-day Treasury Bill fell to a three-year low. For the six months, the yield on 10-year Treasury Notes fell by 40 basis points to 4.22%, but the yield on 13-week Treasury Bills soared 88 basis points to 2.18%. More broadly, the Lehman Brothers Aggregate Bond Index(2) gained 4.18% for the six months. For the whole year, the Index returned 4.34%, underscoring the dominance of the second half in driving market movement, and implying not much underlying price change over the year.

Prices rose on riskier asset classes, however, as investors chased more attractive returns than investment grade bonds were offering. The Lehman Brothers U.S. Corporate High Yield Bond Index(3)for example, returned a robust 9.64% in the six months through December and 11.13% for the year.

U.S. EQUITIES in the form of the Standard & Poor's ("S&P") 500 Index(4), rose 7.2% including dividends for the six months ended December 31, 2004, breaching and holding levels not seen since before September 11, 2001. By year end, the market was trading at a price to earnings level of just under 16 1/2 times 2005 estimated earnings. For the entire year, the Index returned 10.88%. From the middle of the year, equity investors were disappointed by the weak employment reports referred to above and distracted by surging oil prices as well as bad news affecting individual stocks. The market reached its lowest point in mid-August. But after oil prices climbed over $56 per barrel on October 22, and then slumped, equities squeezed out a narrow gain for the month in the last few days. In November, oil prices continued their retreat and the market powered ahead, cheered by this, the clear presidential election result, perceived as business and shareholder friendly, and at last powerful employment report. By month end, sentiment was further bolstered by an upward revision to third quarter gross domestic product ("GDP") growth to 4%, which was doubtless encouraging. But the data released also showed that the engine of growth, the U.S. consumer, was only saving at the rate of 0.5% per annum, which many regard as unsustainable. In addition, the rate of corporate profits growth was already falling and in 2005 may not reach double digits. It is hard to see then what dynamic propelled the S&P 500 Index to another 3.5% gain in December. And while many commentators celebrated this break out and the fact that smaller-cap indices had by then scaled all-time high levels, others feared a reversal before 2005 was very old.

INTERNATIONAL MARKETS had mixed returns in the second half, but all were inflated in dollar terms by the weakness of that currency. Nonetheless even in local currency terms, Europe's markets regained mid-2002 levels. Japan equities rose 4.6% in dollar terms during the period, based on the MSCI Japan Index(5) plus net dividends, but fell 1.7% in yen. For the year, Japan returned 15.9% in dollars. First half optimism about GDP growth was dashed as growth collapsed or was revised down as the year wore on.

EUROPEAN EXCLUDING ("EX") UK MARKETS advanced 18.2% in the second half of 2004, according to the MSCI Europe ex UK Index(6) (in dollars including net dividends), about one third due to currency. For all of 2004, the region returned 21.6% in dollars. Profits did grow strongly and markets remain cheap, but given all the issues surrounding low domestic demand, unemployment at 8.9% for the last 20 months and inflexible labor markets, arguably they deserve to be. The UK market returned 15.7% in the six months through December, based on the MSCI UK Index(7) including net dividends, about 40% due to currency. For the whole year, the UK rose 19.6% in dollars. Contrary to the rest of Europe, the Bank of England has been trying to cool consumer demand and a property boom with five interest rate increases in 12 months. They seem to be succeeding for the most part.

(1)The MSCI WORLD INDEX measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2)The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3)The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(4)The STANDARD & POOR'S 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(5)The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE CALL(800) 366-0066 OR LOG ON TO WWW.INGFUNDS.COM TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other condition.

                                     * * * *

The ING Aeltus Enhanced Index Portfolio (the "Portfolio")(1) seeks to outperform the total return of the Standard & Poor's ("S&P") 500 Index(2), while maintaining a level of market risk. The Portfolio is managed by Hugh T.M. Whelan, Senior Vice President and Doug Cote, Vice President, ING Investment Management Co., Sub-adviser.(3)

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class ADV shares returned 9.73%, compared to the Standard & Poor's ("S&P") 500 Index, which returned 10.88%.

PORTFOLIO SPECIFICS: Stock selection in the telecommunication and industrial sectors detracted from performance. The largest positive contributors to performance came from our overweight positions in TXU Corp., UnitedHealth Group, Inc.

----------

(1) On April 29, 2005, ING Aeltus Enhanced Index Portfolio changed its name to ING Fundamental Research Portfolio.

(2) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

(3) On April 29, 2005, Christopher Corapi began managing the Portfolio. For more information on the Portfolio Manager, please see proxy/prospectus.

and Apple Computer, Inc. Among the largest detractors from performance were our overweight position in Ford Motor Co. and our underweight position in Yahoo!, Inc.

Shares of Apple Computer, Inc. continued to soar led by outstanding product sales of iPod and rising earnings forecasts that drove shares up nearly 200% for the year. UnitedHealth Care's leadership position in the industry, strong earnings growth, and new growth-supporting developments such as their partnership with Harvard Pilgrim, the purchase of Oxford and Definity and increasing health savings accounts helped performance over the year. TXU Corp., the largest Texas power supplier, rallied over the course of the year as business restructuring and strong earnings growth drove shares higher. Ford Motor Co. showed promise in the spring and early summer of 2004, as it announced outstanding earnings and investors looked favorably on its new line of cars and plans to reduce costly incentives. However, the financing of vehicles, not the sale of them, drove earnings. As a result, Ford's earnings strength did not last as car sales fell off, incentives continued, capacity remained high, and the outlook for future demand weakened. Our underweight in Yahoo!, Inc. hurt performance as its shares rose 68% over the year. Despite an extremely high valuation, Yahoo!, Inc. enjoyed strong growth over the year as earnings continued to expand on increased advertising revenue. The firm's broad usage, growing number of platforms (music, shopping, maps, and auctions along with basic search functionality) and a renewed interest in internet advertising have propelled shares higher.

Our individual security selection was helped by the effectiveness of our factors historically successful at identifying outperforming stocks, especially free cash flow to price, change in accruals and analyst estimate revision. Long-term price reversal, price momentum, and trailing price-to-earnings ratios did not help in stock selection.

CURRENT STRATEGY AND OUTLOOK: Our outlook for 2005 is positive for equities. We believe inflation should continue to be benign and oil prices should continue to moderate early in 2005. The Federal Reserve is likely to continue to raise short-term interest rates, while leaving itself latitude to pause. Earnings are still rising, although we believe at a slower pace in 2005. We expect to see job creation pick up after the impacts of higher oil prices percolate through the economy. Given all these economic factors, gross domestic product is likely to decelerate over the next few months to a trend-like growth rate in 2005.

The Portfolio is overweight in the energy and consumer sectors and underweight in the financials and information technology sectors. However, our overall sector exposures are by design quite close to the S&P 500 Index, so that nearly all of our relative performance is driven by individual stock selection.

                                    (GRAPH)

                              ING AELTUS ENHANCED
                 INDEX PORTFOLIO - SERVICE CLASS  S&P 500 INDEX

12/10/2001           $10,000     $10,000
12/31/2001           $ 9,915     $10,071
3/31/2002            $ 9,916     $10,065
6/30/2002            $ 8,603     $ 8,683
9/30/2002            $ 7,098     $ 7,152
12/31/2002           $ 7,644     $ 7,718
3/31/2003            $ 7,378     $ 7,441
6/30/2003            $ 8,521     $ 8,549
9/30/2003            $ 8,723     $ 8,737
12/31/2003           $ 9,739     $ 9,754
3/31/2004            $ 9,886     $ 9,919
6/30/2004            $10,009     $10,089
9/30/2004            $ 9,822     $ 9,901
12/31/2004           $10,708     $10,815

Average Annual Total Return for the Fund for the periods ended 12/31/04:

                    Class I   Class S  Class ADV
One Year:           10.19%     9.95%     9.73%
since Inception:     2.48%     2.26%     2.03%

Based on a $10,000 initial investment, the graph above illustrates the total return of the Portfolio against the Index or Indices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

                                                                      APPENDIX B

                        ADDITIONAL INFORMATION REGARDING
                            ING VP BALANCED PORTFOLIO
                                  ("PORTFOLIO")

                                SHAREHOLDER GUIDE

ABOUT YOUR INVESTMENT

         Shares of the Portfolio are offered for purchase by separate accounts to serve as an investment option under Variable Contracts issued by insurance companies, to other investment companies and to other investors permitted under federal tax regulations, revenue rulings or private letter rulings issued by the Internal Revenue Service. You do not buy, sell or exchange shares of the Portfolio. You choose investment options through your Variable Contract.

         The insurance company that issued your Variable Contract is responsible for investing in the Portfolio according to the investment options that you have chosen. You should consult your Variable Contract prospectus, prospectus summary or disclosure statement for additional information about how this works. The Portfolio assumes no responsibility for such prospectus, prospectus summary or disclosure statement.

         ING Funds Distributor, LLC ("Distributor"), the distributor for the ING VP Balanced Portfolio, Inc., also offers directly to the public other ING Funds that have similar names, investment objectives and strategies as those of the Portfolio. You should be aware that the Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of the Portfolio can be expected to vary from those of the other funds.

         ING VP Balanced Portfolio, Inc. currently does not foresee any disadvantages to investors if the Portfolio serves as an investment medium for Variable Contracts or offers its shares to other permitted investors. However, it is possible that the interests of owners of Variable Contracts, for which the Portfolio serves as an investment medium, and other permitted investors might at some time be in conflict because of differences in tax treatment or other considerations. The Portfolio's Board of Directors intends to monitor events to identify any material conflicts between Variable Contract owners, and other permitted investors, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, investment company or other permitted investor, which might force the Portfolio to sell securities at disadvantageous prices.

         The Portfolio may discontinue offering shares at any time. If the Portfolio is discontinued, any allocation to the Portfolio will be allocated to another Portfolio that the Board of Directors believes is suitable, as long as any required regulatory standards are met (which may include SEC approval).

FREQUENT TRADING -- MARKET TIMING

         The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as an investment options for Variable Contracts issued by insurance companies. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

         The Portfolio relies on the financial intermediary to monitor frequent, short-term trading within the Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolio seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

         The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.

         The Portfolio, when investing in foreign securities, may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current net asset value ("NAV"), causes a change in the price of the foreign security and such price not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in a portfolio which does not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, a portfolio that holds thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that the Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

         Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio's shareholders.

CLASSES OF SHARES

The Portfolio also offers Adviser Class shares ("ADV Class") and Class S shares.

HOW WE COMPENSATE ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

         ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. The Portfolio's Adviser or Distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

         The distributing broker-dealer for the Portfolio is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 15 to 25 basis points. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts. As the date of this Prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

         The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Portfolio. Additionally, because the Portfolio is sub-advised by an ING entity, ING may retain more revenue than on a portfolio it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in a portfolio advised by ING meets certain target levels or increases over time.

         The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. Neither the Portfolio, nor the Adviser or the Distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

         Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

NET ASSET VALUE

         The NAV per share of the Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of the Portfolio is calculated by taking the value of the Portfolio's assets, subtracting the Portfolio's liabilities, and dividing by the number of shares that are outstanding.

         In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent the Portfolio invests in other registered investment companies, the Portfolio's NAV is calculated based on the current NAV of the registered investment company in which the Portfolio invests.

         Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

         When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Portfolio's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

-        Securities of an issuer that has entered into a restructuring;

-        Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there is no current market value quotation; and

-        Securities that are restricted as to transfer or resale.

         The Portfolio or its investment adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The investment adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolio's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

         When an insurance company is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder is received in proper form. When an insurance company is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder is received in proper form.

MANAGEMENT OF THE PORTFOLIO

Investment Adviser

         ING Investments, LLC ("ING Investments"), an Arizona limited liability company, is the adviser to the Disappearing Portfolio. As of December 31, 2005, ING Investments managed approximately $41.9 billion in assets. ING Investments is registered with the SEC as an investment adviser. ING Investment's principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

         ING Investments delegates to ING Investment Management Co. ("ING IM"), which serves as the sub-adviser to the Portfolio, the responsibility for investment management, subject to the oversight of ING Investments.

Sub-Adviser

         ING Investment Management Co. ("ING IM") serves as the Sub-Adviser for the Portfolio. The principal address of ING IM is 230 Park Avenue, New York, New York 10169. ING IM has been an investment adviser since 1972 and manages investments totaling approximately $59.5 billion in assets as of December 31, 2005.

         The following individuals share responsibility for the day-to-day management of the Portfolio:

NAME                                                 POSITION AND RECENT BUSINESS EXPERIENCE
----                                                 ---------------------------------------
Mary Ann Fernandez            Mary Ann Fernandez, Portfolio Manager, manages the Portfolio. Ms. Fernandez joined
                              ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and GET Funds, she is also involved in the management and marketing of certain equity strategies managed by ING
                              IM. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate
                              Investment Group of Aetna Inc.

Shiv Mehta                    Shiv Mehta has been associated with the management of the Portfolio since 2005. He joined ING in 2004 as head of ING IM's asset allocation business. In this position, he serves as senior portfolio specialist and product manager for multi-asset strategies. Mr. Mehta was previously with Credit Suisse Asset Management since
                              February 2000, where he served as managing director for investment product development. Prior to this role, he worked at JPMorgan in private banking and investment management capacities.

James B. Kauffmann            James B. Kauffmann has been with ING IM since 1996 and has over 18 years of experience. Prior to joining ING IM, Mr. Kauffmann was a senior fixed income portfolio manager with Alfa Investments Inc., worked in the capital markets group of a major Wall Street broker/dealer and served as an analyst with a venture capital fund.

ADDITIONAL INFORMATION REGARDING THE PORTFOLIO MANAGERS

         The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the portfolios.

Parent Company

         ING Investments is an indirect wholly owned indirect subsidiary of ING Groep, a global financial institution active in the fields of insurance, banking and asset management, with locations in more than 65 countries and more than 100,000 employees.

ADMINISTRATIVE SERVICES

         Pursuant to an Administrative Services Agreement between ING VP Balanced Portfolio, Inc. and ING Fund Services, LLC ("IFS"), IFS has agreed to provide all administrative services in support of the Portfolio and is responsible for the supervision of the Portfolio's other service providers. The Administrative Services Agreement will remain in effect from year-to-year if approved annually by a majority of the Board of Directors. It may be terminated by either party on 60 days' written notice. As compensation for its services, IFS receives a monthly fee from the Portfolio at an annual rate of 0.20% of the average daily net assets of the Portfolio.

PORTFOLIO DISTRIBUTION

         ING Funds Distributor, LLC is the distributor of the Portfolio. Its principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

INTEREST OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES

         The Portfolio is available to serve as an investment option offered through variable annuity contracts and variable life contracts. The Portfolio also may be made available to certain investment advisers and their affiliates, other investment companies and other investors permitted under the federal tax law. The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies and other permitted investors. However, it is possible that the interest of owners of variable annuity contracts, variable life insurance policies, and other permitted investors, for which the Portfolio serves as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners, and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict.

         If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

         A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Statement of Additional Information. The Portfolio posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (i.e., the Portfolio will post the quarter ending June 30 holdings on August 1).

         The Portfolio's complete portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.

REPORTS TO SHAREHOLDERS

         The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

                              FINANCIAL HIGHLIGHTS

         The information in the table below has been derived from ING VP Balanced Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, with the exception of the six month period ended June 30, 2005 which is unaudited.

                                                                                      CLASS I
                                                                                      -------
                                                 (UNAUDITED) SIX
                                                   MONTHS ENDED
                                                     JUNE 30

                                                                               YEAR ENDED DECEMBER 31
                                                 ----------------------------------------------------------------------------------
                                                       2005         2004           2003          2002          2001          2000
                                                     --------     --------       --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period         $       13.40        12.50          10.73         12.09         13.40         15.57
   Income (loss) from investment operations:
   Net investment income                        $        0.15         0.29           0.25          0.25          0.31          0.43
   Net realized and unrealized gain (loss) on
   investments                                  $        0.01         0.87           1.76         (1.49)        (0.87)        (0.49)
   Total from investment operations             $        0.16         1.16           2.01         (1.24)        (0.56)        (0.06)
   Less distributions:
   Net investment income                        $          --        (0.26)         (0.24)        (0.12)        (0.28)        (0.46)
   Net realized gain on investments             $          --           --             --            --         (0.47)        (1.65)
   Total distributions                          $          --        (0.26)         (0.24)        (0.12)        (0.75)        (2.11)
   Net asset value, end of period               $       13.56        13.40          12.50         10.73         12.09         13.40
   TOTAL RETURN(1)                              %        1.19         9.42          18.87        (10.31)        (4.21)        (0.56)
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)            $       1,297        1,358          1,375         1,223         1,591         1,777
   Ratios to average net assets:
   Expenses(2)                                  %        0.60         0.59           0.60          0.60          0.59          0.59
   Net investment income(2)                     %        2.21         2.15           2.04          2.00          2.46          2.72
   Portfolio turnover rate                      %         142          272           3331           345           167           182




-----------

(1) Total Return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(2) Annualized for periods less than one year.

                                                                      APPENDIX B

                        ADDITIONAL INFORMATION REGARDING
                       ING VP INTERMEDIATE BOND PORTFOLIO
                                  ("PORTFOLIO")

                                SHAREHOLDER GUIDE

ABOUT YOUR INVESTMENT

      Shares of the Portfolio are offered for purchase by separate accounts to serve as an investment option under Variable Contracts issued by insurance companies, to other investment companies and to other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. You do not buy, sell or exchange shares of the Portfolio. You choose investment options through your Variable Contract.

      The insurance company that issued your Variable Contract is responsible for investing in the Portfolio according to the investment options that you have chosen. You should consult your Variable Contract prospectus, prospectus summary or disclosure statement for additional information about how this works. The Portfolio assumes no responsibility for such prospectus, prospectus summary or disclosure statement.

      ING Funds Distributor, LLC ("Distributor"), the distributor for the ING VP Intermediate Bond Portfolio, also offers directly to the public other ING Funds that have similar names, investment objectives and strategies as those of the Portfolio. You should be aware that the Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of the Portfolio can be expected to vary from those of the other funds.

      ING VP Intermediate Bond Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment medium for Variable Contracts, offers its shares directly to pension plans or offers its shares to other permitted investors. However, it is possible that the interests of owners of Variable Contracts and pension plans, for which the Portfolio serves as an investment medium, and other permitted investors might at some time be in conflict because of differences in tax treatment or other considerations. The Portfolio's Board of Trustees intends to monitor events to identify any material conflicts between Variable Contract owners, pension plans, and other permitted investors, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, investment company or other permitted investor, which might force the Portfolio to sell securities at disadvantageous prices.

      The Portfolio may discontinue offering shares at any time. If the Portfolio is discontinued, any allocation to the Portfolio will be allocated to another portfolio that the Board of Trustees believes is suitable, as long as any required regulatory standards are met (which may include SEC approval).

FREQUENT TRADING -- MARKET TIMING

      The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as an investment options for Variable Contracts issued by insurance companies. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

      The Portfolio relies on the financial intermediary to monitor frequent, short-term trading within the Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolio seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

      The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.

      The Portfolio, when investing in foreign securities, may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current net asset value ("NAV"), causes a change in the price of the foreign security and such price not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in a portfolio which does not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, a portfolio that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that the Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

      Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio's shareholders.

CLASSES OF SHARES

      The Portfolio also offers Adviser Class shares and Class S shares.

HOW WE COMPENSATE ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

      ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. The Portfolio's Adviser or Distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

      The distributing broker-dealer for the Portfolio is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 15 to 25 basis points. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts. As the date of this Prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

      The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Portfolio. Additionally, because the Portfolio is sub-advised by an ING entity, ING may retain more revenue than on a portfolio it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in a portfolio advised by ING meets certain target levels or increases over time.

      The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. Neither the Portfolio, nor the Adviser or the Distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

      Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

NET ASSET VALUE

      The NAV per share of the Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of the Portfolio is calculated by taking the value of the Portfolio's assets, subtracting the Portfolio's liabilities, and dividing by the number of shares that are outstanding.

      In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent the Portfolio invests in other registered investment companies, the Portfolio's NAV is calculated based on the current NAV of the registered investment company in which the Portfolio invests.

      Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

      When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Portfolio's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

-     Securities of an issuer that has entered into a restructuring;

-     Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there is no current market value quotation; and

-     Securities that are restricted as to transfer or resale.

      The Portfolio or its investment adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The investment adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolio's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

      When an insurance company is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder is received in proper form. When an insurance company is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form.

MANAGEMENT OF THE PORTFOLIO

Investment Adviser

      ING Investments, LLC ("ING Investments"), an Arizona limited liability company, is the adviser to the Disappearing Portfolio. As of December 31, 2005, ING Investments managed approximately $41.9 billion in assets. ING Investments is registered with the SEC as an investment adviser. ING Investment's principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      ING Investments delegates to ING Investment Management Co. ("ING IM"), which serves as the sub-adviser to the Portfolio, the responsibility for investment management, subject to the oversight of ING Investments.

Sub-Adviser

      ING Investment Management Co. ("ING IM") serves as the Sub-Adviser for the Portfolio. The principal address of ING IM is 230 Park Avenue, New York, New York 10169. ING IM has been an investment adviser since 1972 and manages investments totaling approximately $59.5 billion in assets as of December 31, 2005.

      The following individual is responsible for the day-to-day management of the ING VP Intermediate Bond Portfolio:

NAME                                                 POSITION AND RECENT BUSINESS EXPERIENCE
----                                                 ---------------------------------------
James B. Kauffmann            James B. Kauffmann, Portfolio Manager, has been with ING IM since 1996 and has over 18 years of experience. Prior to joining ING IM, he was a senior fixed-income portfolio manager with Alfa Investments Inc., worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

ADDITIONAL INFORMATION REGARDING THE PORTFOLIO MANAGER

      The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the portfolios.

Parent Company

      ING Investments is an indirect wholly owned indirect subsidiary of ING Groep, a global financial institution active in the fields of insurance, banking and asset management, with locations in more than 65 countries and more than 100,000 employees.

ADMINISTRATIVE SERVICES

      Pursuant to an Administration Agreement between the ING VP Intermediate Bond Portfolio and ING Fund Services, LLC ("IFS"), IFS has agreed to provide all administrative services in support of the Portfolio and is responsible for the supervision of the Portfolio's other service providers. The Administrative Services Agreement will remain in effect from year-to-year if approved annually by a majority of the Board of Trustees. It may be terminated by either party on 60 days' written notice. As compensation for its services, IFS receives a monthly fee from the Portfolio at an annual rate of 0.055% on the first $5 billion of the Portfolio's average daily nets assets and 0.03% of the average daily net assets thereafter.

PORTFOLIO DISTRIBUTION

      ING Funds Distributor, LLC is the distributor of the Portfolio. Its principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

INTEREST OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES

      The Portfolio is available to serve as an investment option offered through variable annuity contracts and variable life contracts. The Portfolio also may be made available to certain investment advisers and their affiliates, other investment companies and other investors permitted under the federal tax law. The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies. However, it is possible that the interest of owners of variable annuity contracts, variable life insurance policies, and other permitted investors, for which the Portfolio serves as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners, and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict.

      If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

      A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Statement of Additional Information. The Portfolio posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (i.e., the Portfolio will post the quarter ending June 30 holdings on August 1).

      The Portfolio's complete portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.

REPORTS TO SHAREHOLDERS

      The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

                              FINANCIAL HIGHLIGHTS

         The information in the table below has been derived from ING VP Intermediate Bond Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, with the exception of the six month period ended June 30, 2005 which is unaudited.

                                                                          CLASS I
                                           -------------------------------------------------------------------
                                           (UNAUDITED) SIX
                                             MONTHS ENDED
                                                JUNE 30,                         YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------
                                                 2005          2004           2003          2002          2001         2000
                                                 ----          ----           ----          ----          ----         ----
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period     $    13.14         14.15         13.53         12.95         12.61         12.17
   Income from investment operations:
   Net investment income                    $     0.27          0.53          0.56          0.45          0.59          0.79
   Net realized and unrealized gain
   on investments                           $     0.10          0.13          0.29          0.63          0.51          0.37
   Total from investment operations         $     0.37          0.66          0.85          1.08          1.10          1.16
   Less distributions:
   Net investment income                    $       --         (1.11)        (0.11)        (0.43)        (0.65)        (0.72)
   Net realized gain on investments         $       --         (0.56)        (0.12)        (0.07)        (0.11)           --
   Total distributions                      $       --         (1.67)        (0.23)        (0.50)        (0.76)        (0.72)
   Net asset value, end of period           $    13.51         13.14         14.15         13.53         12.95         12.61
   TOTAL RETURN(1)                          %     2.82          4.88          6.30          8.33          8.75          9.64
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)        $    1,119         1,093         1,126         1,206         1,024           711
   Ratios to average net assets:
   Expenses(2)                              %     0.49          0.48          0.50          0.49          0.50          0.50
   Net investment income(2)                 %     4.05          3.79          3.77          3.50          5.06          6.29
   Portfolio turnover rate                  %      241           407          5251           565           219           334

----------
(1) Total Return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(2)   Annualized for periods less than one year.

                                                                      APPENDIX B

                        ADDITIONAL INFORMATION REGARDING
                           ING LIQUID ASSETS PORTFOLIO
                                  ("PORTFOLIO")

                                SHAREHOLDER GUIDE

ABOUT YOUR INVESTMENT

      Shares of the Portfolio are offered for purchase by separate accounts to serve as an investment option under Variable Contracts issued by insurance companies, to other investment companies and to other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. You do not buy, sell or exchange shares of the Portfolio. You choose investment options through your Variable Contract.

      The insurance company that issued your Variable Contract is responsible for investing in the Portfolio according to the investment options that you have chosen. You should consult your Variable Contract prospectus, prospectus summary or disclosure statement for additional information about how this works. The Portfolio assumes no responsibility for such prospectus, prospectus summary or disclosure statement.

      The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment medium for Variable Contracts, offers its shares directly to pension plans or offers its shares to other permitted investors. However, it is possible that the interests of owners of Variable Contracts and pension plans, for which the Portfolio serves as an investment medium, and other permitted investors might at some time be in conflict because of differences in tax treatment or other considerations. The Portfolio's Board of Directors intends to monitor events to identify any material conflicts between Variable Contract owners, pension plans, and other permitted investors, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, investment company or other permitted investor, which might force the Portfolio to sell securities at disadvantageous prices.

      The Portfolio may discontinue offering shares at any time. If the Portfolio is discontinued, any allocation to the Portfolio will be allocated to another portfolio that the Board of Directors believes is suitable, as long as any required regulatory standards are met (which may include SEC approval).

PERCENTAGE AND RATING LIMITATIONS

      Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Proxy Statement/Prospectus apply at the time of purchase.

A WORD ABOUT PORTFOLIO DIVERSITY

      The Portfolio is diversified, as defined in the Investment Company Act of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective of the Portfolio is fundamental. In addition, investment restrictions are fundamental if so designated in the current Prospectus of the Portfolio dated April 29, 2005, or in the Statement of Additional Information dated April 29, 2005. This means they may not be modified or changed without a vote of the shareholders.

NON-FUNDAMENTAL INVESTMENT POLICIES

      The Portfolio has adopted non-fundamental investment policies to invest the assets of the Portfolio in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

      The Portfolio Manager may depart from the Portfolio's principal investment strategies by temporarily investing for defensive purposes when the Portfolio Manager believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, and debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. The Portfolio's defensive investment position may not be effective in protecting its value.

PORTFOLIO DISTRIBUTION

      Directed Services, Inc. ("DSI") is the principal underwriter and distributor of the Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

HOW WE COMPENSATE ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

      ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolio's Distribution Plan, the Portfolio's Adviser or Distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

      The distributing broker-dealer for the Portfolio is DSI. DSI has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by contract holders through the relevant insurance company's Variable Contracts. The Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.

      The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Portfolio. Additionally, because the Portfolio is sub-advised by an ING entity, ING may retain more revenue than on a portfolio it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in the portfolio advised by ING meets certain target levels or increases over time.

      The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. Neither the Portfolio, nor the Adviser or the Distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

      Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

ADDITIONAL INFORMATION REGARDING THE CLASSES OF SHARES

      The Portfolio's shares are classified into Institutional Class, Service Class, and Service 2 Class shares. The three classes of shares of the Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of the Portfolio have a common investment objective and investment portfolio. Institutional Class shares are not subject to any sales loads, servicing fees or Rule 12b-1 distribution fees.

INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS

      The Portfolio is available to serve as an investment option offered through Variable Contracts. The Portfolio also may be made available to certain investment advisers and their affiliates, other investment companies and other investors permitted under the federal tax law. The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment medium for Variable Contracts and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, and other permitted investors, for which the Portfolio serves as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees intends to monitor events to identify any material conflicts between Variable Contract owners, and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

NET ASSET VALUE

      The NAV per share of the Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of the Portfolio is calculated by taking the value of the Portfolio's assets, subtracting the Portfolio's liabilities, and dividing by the number of shares that are outstanding.

      In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent the Portfolio invests in other registered investment companies, the Portfolio's NAV is calculated based on the current NAV of the registered investment company in which the Portfolio invests.

      Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

      When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Portfolio's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

-     Securities of an issuer that has entered into a restructuring;

-     Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there is no current market value quotation; and

-     Securities that are restricted as to transfer or resale.

      The Portfolio or its investment adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The investment adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolio's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

      When an insurance company is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder is received in proper form. When an insurance company is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form.

FREQUENT TRADING - MARKET TIMING

      The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as an investment options for Variable Contracts issued by insurance companies. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

      The Portfolio relies on the financial intermediary to monitor frequent, short-term trading within the Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolio seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

      The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.

      The Portfolio, when investing in foreign securities, may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current net asset value ("NAV"), causes a change in the price of the foreign security and such price not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in a portfolio which does not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, a portfolio that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that the Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

      Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio's shareholders.

MANAGEMENT OF THE PORTFOLIO

Investment Adviser

      DSI, a New York corporation, is the adviser to the Portfolio. As of December 31, 2005, DSI managed approximately $22.3 billion in assets. DSI is registered with the SEC as an investment adviser. DSI's principal offices are located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

      DSI, subject to the supervision of the Boards of Trustees, acts as a "manager-of-managers" for the Portfolio. In this capacity, DSI oversees the Portfolio's day-to-day operations and investment activities. DSI delegates to ING Investment Management Co. ("ING IM"), which serves as the portfolio manager to Liquid Assets Portfolio, the responsibility for investment management, subject to the oversight of DSI. DSI monitors the investment activities of ING IM. From time to time, DSI also recommends the appointment of additional or replacement sub-advisers to the Board of Trustees.

Portfolio Manager

      ING IM serves as the Portfolio Manager for the Portfolio. The principal address of ING IM is 230 Park Avenue, New York, New York 10169. ING IM has been an investment adviser since 1972 and manages investments totaling approximately $59.5 billion in assets as of December 31, 2005.

      The following person is primarily responsible for the management of the
Portfolio:

NAME                                                 POSITION AND RECENT BUSINESS EXPERIENCE
----                                                 ---------------------------------------
David S. Yealy                Mr. Yealy joined ING IM in November 2004 and has over 18 years of investment experience. Prior to joining ING IM, he was a Managing Director with Trusco Capital
                              Management ("Trusco") where he was responsible for over $9 billion of assets under management. Mr. Yealy joined Trusco in 1991 and during his 13-year tenure he was instrumental in the development and marketing of that firm's cash management business.

ADDITIONAL INFORMATION REGARDING THE PORTFOLIO MANAGER

      The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the portfolios.

Parent Company

      DSI is an indirect wholly owned indirect subsidiary of ING Groep, a global financial institution active in the fields of insurance, banking and asset management, with locations in more than 65 countries and more than 100,000 employees.

ADMINISTRATIVE SERVICES

      In addition to advisory services, Directed Services, Inc. ("DSI") has been contracted to provide administrative and other services necessary for the ordinary operation of the Portfolio. DSI procures and pays for the services and information necessary to the proper conduct of the Portfolio's business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, Portfolio Manager, and the insurance company or companies to which the Portfolio offer its shares. DSI also reviews the Portfolio for compliance with applicable legal requirements and monitors the Portfolio Manager for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by the Portfolio, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

      ING Investors Trust ("Trust") pays a management fee to DSI for its services. Out of this management fee, DSI in turn pays the Portfolio Manager its portfolio management fee. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for the Portfolio, including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by DSI.

      DSI has entered into an Administrative Services Sub-Contract with ING Funds Services, LLC ("ING Funds Services"), an affiliate of DSI, under which ING Funds Services provides the Portfolio with certain administrative services. ING Funds Services also reviews the Portfolios for compliance with applicable legal requirements and monitors the Portfolio Manager for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

      A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Statement of Additional Information. The Portfolio posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (i.e., the Portfolio will post the quarter ending June 30 holdings on August 1).

      The Portfolio's complete portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.

REPORTS TO SHAREHOLDERS

      The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

                              FINANCIAL HIGHLIGHTS

        The information in the table below has been derived from ING Liquid Assets Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, with the exception of the six month period ended June 30, 2005 which is unaudited.

                                     CLASS I

                                              (UNAUDITED)
                                              SIX MONTHS    MAY 7,
                                                ENDED     2004(1) TO
                                                  JUNE     DECEMBER
                                                  30,         31,
                                                 2005        2004
                                                 ----        ----
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period    $       1.00       1.00
   Income from investment operations:
   Net investment income                   $       0.012      0.009
   Net realized and unrealized (loss) on
   investments                             $      (0.012)    (0.000)*
   Total from investment operations        $         --       0.009
   Less distributions:
   Net investment income                   $         --      (0.009)
   Net realized gain on investments        $         --         --
   Total distributions                     $         --      (0.009)
   Net asset value, end of period          $       1.00       1.00
   TOTAL RETURN(2)                         %       1.24       0.86
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)       $    131,318    125,543
   Ratios to average net assets:
   Expenses(3)                             %       0.29       0.29
   Net investment income(3)                %       2.50       1.43

---------
(1)     Commencement of operations.
(2) Total Return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)     Annualized for periods less than one year.
*       Amount is less than $0.01 or $(0.01).

                                                                      APPENDIX B

                        ADDITIONAL INFORMATION REGARDING
                       ING FUNDAMENTAL RESEARCH PORTFOLIO
                                  ("PORTFOLIO")

                                SHAREHOLDER GUIDE

ABOUT YOUR INVESTMENT

        Shares of the Portfolio are offered for purchase by separate accounts to serve as an investment option under Variable Contracts issued by insurance companies, to other investment companies and to other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. You do not buy, sell or exchange shares of the Portfolio. You choose investment options through your Variable Contract.

        The insurance company that issued your Variable Contract is responsible for investing in the Portfolio according to the investment options that you have chosen. You should consult your Variable Contract prospectus, prospectus summary or disclosure statement for additional information about how this works. The Portfolio assumes no responsibility for such prospectus, prospectus summary or disclosure statement.

        The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment medium for Variable Contracts, offers its shares directly to pension plans or offers its shares to other permitted investors. However, it is possible that the interests of owners of Variable Contracts and pension plans, for which the Portfolio serves as an investment medium, and other permitted investors might at some time be in conflict because of differences in tax treatment or other considerations. The Portfolio's Board of Directors intends to monitor events to identify any material conflicts between Variable Contract owners, pension plans, and other permitted investors, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, investment company or other permitted investor, which might force the Portfolio to sell securities at disadvantageous prices.

        The Portfolio may discontinue offering shares at any time. If the Portfolio is discontinued, any allocation to the Portfolio will be allocated to another portfolio that the Board of Directors believes is suitable, as long as any required regulatory standards are met (which may include SEC approval).

CLASSES OF SHARES

        ING Partners, Inc. ("Fund") offers three classes of shares of the Portfolio, which are identical except for different expense variables, certain related rights and certain shareholder services. All classes of the Portfolio have a common investment objective and investment portfolio.

NET ASSET VALUE

        The net asset value ("NAV") per share for each class of the Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

        In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent the Portfolio invests in other registered investment companies, the Portfolio's NAV is calculated based on the current NAV of the registered investment company in which the Portfolio invests.

        Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

        When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

        o Foreign securities, where a foreign security whose value as of the close of the foreign market on which it principally trades likely wouldhave changed by the time of close of the NYSE or the closing value is otherwise deemed unreliable;

        o Securities of an issuer that has entered into a restructuring;

        o Securities whose trading has been halted or suspended;

        o Fixed-income securities that have gone into default and for which there is no current market value quotation; and

        o Securities that are restricted to transfer or resale.

        The Portfolio or Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolio's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

        When an insurance company or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's variable contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's variable contract holder or Qualified Plan participant is received in proper form.

PRICING OF PORTFOLIO SHARES

        Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive a day's price, your order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The Portfolio reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

PURCHASE AND REDEMPTION OF SHARES

        The Portfolio is available to serve as an investment option through variable annuity and variable life insurance separate accounts and Qualified Plans outside the separate account context. The Portfolio also may be made available to certain investment advisers and their affiliates, management investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts, Qualified Plan, other investment companies or other permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Fund's behalf.

        The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment medium for Variable Contracts and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations revenue ruling or private letter ruling issued by the Internal Revenue Service. However, it is possible that the interests of owners of Variable Contracts or other permitted investors, for which the Portfolio serves as an investment medium might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Directors intends to monitor events to identify any material conflicts between Variable Contract owners and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan or an investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

        The Portfolio may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Portfolio to redeem those investments if the plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

        The Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds. From time to time, the Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

FREQUENT TRADING - MARKET TIMING

        The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as an investment options for Variable Contracts issued by insurance companies, and as an investment option for Qualified Plans. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

        The Portfolio relies on the financial intermediary to monitor frequent, short-term trading within the Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolio seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

        The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.

        The Portfolio, when investing in foreign securities, may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current net asset value ("NAV"), causes a change in the price of the foreign security and such price not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in a portfolio which does not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, a portfolio that holds thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that the Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

        Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio's shareholders.

MANAGEMENT OF THE PORTFOLIO

Investment Adviser

        ING Life Insurance and Annuity Company. ("ILIAC" or "Adviser"), a Connecticut insurance corporation, is the investment adviser of the Portfolio, and the Portfolio has a sub-adviser referred to herein as the "Sub-Adviser." As of December 31, 2005, ILIAC managed over $11 billion in registered investment company assets. ILIAC is registered with the SEC as an investment adviser and its principal offices are located at 151 Farmington Avenue, Hartford, Connecticut 06156.

        ILIAC, subject to the supervision of the Board of Directors of the Portfolio, acts as a "manager-of-managers" for the Portfolio. In this capacity, ILIAC oversees the Portfolio's day-to-day operations and oversees its investment activities. For the Portfolio, ILIAC delegates to the Sub-Adviser the responsibility for investment management, subject to ILIAC's oversight. ILIAC monitors the investment activities of the Sub-Adviser. From time to time, ILIAC also may recommend the appointment of an additional or replacement Sub-Adviser to the Board. In this event, the name of the Portfolio and its investment strategies may also change. For information regarding the basis for the Board's approval of portfolio management relationships, please refer to the Portfolio's Statement of Additional Information.

        ILIAC has full investment discretion and ultimate authority to make all determinations with respect to the investment of the Portfolio's assets and the purchase and sale of the Portfolio's securities.

Sub-Adviser

        ING Investment Management Co. ("ING IM") serves as the Sub-Adviser for the Portfolio. The principal address of ING IM is 230 Park Avenue, New York, New York 10169. ING IM has been an investment adviser since 1972 and manages investments totaling approximately $59.5 billion in assets as of December 31, 2005.

        The following person is primarily responsible for the management of the
Portfolio:

NAME                            POSITION AND RECENT BUSINESS EXPERIENCE
----                            ---------------------------------------
Christopher F. Corapi    Mr. Corapi is a Portfolio Manager and Director of
                         Fundamental Equity Research, ING IM, and has been
                         managing the Portfolio since April, 2005. He joined ING
                         IM in February 2004 and has over 20 years of investment
                         experience. Prior to joining ING IM, Mr. Corapi served
                         as the global Head of Equity Research at Federated
                         Investors since 2002. He served as Head of U.S.
                         Equities and portfolio manager at Credit Suisse Asset
                         Management beginning in 2000 and the Head of Emerging
                         Markets Research at JP Morgan Investment Management
                         beginning in 1998.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

        The SAI provide additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the portfolios.

Parent Company

        ILIAC is an indirect wholly owned indirect subsidiary of ING Groep, a global financial institution active in the fields of insurance, banking and asset management, with locations in more than 65 countries and more than 100,000 employees.

ADMINISTRATIVE SERVICES

        Pursuant to an Administrative Services Agreement between the Company and ING Fund Services, LLC ("IFS"), IFS has agreed to provide all administrative services in support of the Portfolio and is responsible for the supervision of the Company's other service providers. The Administrative Services Agreement will remain in effect from year-to-year if approved annually by a majority of the Board of Directors. It may be terminated by either party on 60 days' written notice. As compensation for its services, IFS receives a monthly fee from the Portfolio at an annual rate of 0.20% of the average daily net assets of the Portfolio.

PORTFOLIO DISTRIBUTION

        ING Financial Advisers, LLC is the principal underwriter and distributor of the Portfolio. Its principal offices are located at 151 Farmington Avenue, Hartford, Connecticut 06156. ING Financial Advisers, LLC is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

ADDITIONAL INFORMATION REGARDING THE CLASSES OF SHARES

        The Portfolio's shares are classified into Initial Class, Service Class, and Adviser Class. The classes are identical except for different expenses, certain related rights and certain shareholder services. All classes of the Portfolio have a common investment objective and investment portfolio. For more information on the Service Class and Adviser Class, please consult the Service Class and Adviser Class Prospectus, dated April 29, 2005.

HOW ING COMPENSATES ENTITIES OFFERING THE PORTFOLIO AS AN INVESTMENT OPTION IN THEIR INSURANCE PRODUCTS

        ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. The Portfolio's Adviser or its Distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

        The Adviser has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by contract holders through the relevant insurance company's Variable Contracts. As of the date of this prospectus, ING has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.

        The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Portfolio. Since the Portfolio is sub-advised by an ING entity, ING may retain more revenue than on other ING portfolios it must pay to have sub-advised by non-affiliated entities.

        Management personnel of ING may receive additional compensation if the overall amount of investments in the Portfolios advised by ING meets certain target levels or increases over time.

        The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Portfolio, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

        Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

INTEREST OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS

        The Portfolio is available to serve as an investment option offered through variable annuity contracts and variable life contracts and as an investment option to Qualified Plans. The Portfolio also may be made available to certain investment advisers and their affiliates, other investment companies and other investors permitted under the federal tax law. The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of variable annuity contracts, variable life insurance policies, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict.

        If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

        A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Statement of Additional Information. The Portfolio posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (i.e., the Portfolio will post the quarter ending June 30 holdings on August 1).

        The Portfolio's complete portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.

REPORTS TO SHAREHOLDERS

        The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

                              FINANCIAL HIGHLIGHTS

        The information in the table below has been derived from ING Fundamental Research Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, with the exception of the six month period ended June 30, 2005 which is unaudited.

                                                                       CLASS I

                                             (UNAUDITED)                                  PERIOD FROM
                                              SIX MONTHS                                 DECEMBER 10,
                                                ENDED                                       2001(1)
                                                JUNE 30,     YEAR ENDED DECEMBER 31,    TO DECEMBER 31,
                                                 2005        2004     2003     2002          2001
                                                 ----        ----     ----     ----          ----
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period        $   8.71       7.97     6.30     8.16          8.23
   Income (loss) from investment
   operations:
   Net investment income                       $   0.05       0.07     0.04     0.03          0.00*
   Net realized and unrealized gain
   (loss) on investments                       $  (0.20)      0.73     1.70    (1.89)        (0.07)
   Total from investment operations            $  (0.15)      0.80     1.74    (1.86)        (0.07)
   Less distributions:
   Net investment income                       $   --        (0.06)   (0.07)   (0.00)*         --
   Net realized gain on investments            $   --         --        --     (0.00)*         --
   Total distributions                         $   --        (0.06)   (0.07)   (0.00)*         --
   Net asset value, end of period              $   8.56       8.71     7.97     6.30          8.16
   TOTAL RETURN(2)                             %  (1.72)     10.19    27.74   (22.76)        (0.85)
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $  3,707      4,047      650      199            10
   Ratios to average net assets:
   Expenses(3)                                 %   0.80       0.80     0.80     0.80          0.80
   Net investment income(3)                    %   0.94       1.33     1.03     1.08          0.66
   Portfolio turnover rate                     %    114         91       35       60             0#

---------
(1) Commencement of operations.
(2) Total Return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3) Annualized for periods less than one year.
*   Amount is less than $0.01 or $(0.01).
#   Rounds to less than 0.01%.

                                                                      APPENDIX C

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of ____, 2006, by and between [Acquiring Investment Company] (the "Company"), on behalf of its series, [ ] Portfolio (the "Acquiring Portfolio"), and [Disappearing Investment Company] (the "Trust"), on behalf of its series, [ ] Portfolio (the "Disappearing Portfolio").

        This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Disappearing Portfolio to the Acquiring Portfolio in exchange solely for I Class ("Class I") voting shares of beneficial interest of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the assumption by the Acquiring Portfolio of all known liabilities of the Disappearing Portfolio described in paragraph 1.3, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Disappearing Portfolio in complete liquidation of the Disappearing Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

        WHEREAS, the Disappearing Portfolio and the Acquiring Portfolio are series of open-end, registered investment companies of the management type and the Disappearing Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest; and

        WHEREAS, the Board of Directors of the Company has determined that the exchange of all of the assets of the Disappearing Portfolio for Acquiring Portfolio Shares and the assumption of all known liabilities of the Disappearing Portfolio described in paragraph 1.3 by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

        WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of the Disappearing Portfolio for Acquiring Portfolio Shares and the assumption of all known liabilities described in paragraph 1.3 of the Disappearing Portfolio by the Acquiring Portfolio is in the best interests of the Disappearing Portfolio and its shareholders and that the interests of the existing shareholders of the Disappearing Portfolio would not be diluted as a result of this transaction.

        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE DISAPPEARING PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL DISAPPEARING PORTFOLIO KNOWN LIABILITIES AND THE LIQUIDATION OF THE DISAPPEARING PORTFOLIO

        1.1. Subject to the requisite approval of the Disappearing Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Disappearing Portfolio agrees to transfer all of the Disappearing Portfolio's assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Disappearing Portfolio the number of full and fractional Class I Acquiring Portfolio Shares determined by dividing the value of the Disappearing Portfolio's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class I Acquiring Portfolio Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all known liabilities of the Disappearing Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

        1.2. The assets of the Disappearing Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Disappearing Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Disappearing Portfolio on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

        1.3. The Disappearing Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall assume all known liabilities of the Disappearing Portfolio set forth in the Disappearing Portfolio's statement of assets and liabilities as of the Closing Date delivered by the Trust, on behalf of the Disappearing Portfolio, to the Company, on behalf of the Acquiring Portfolio, pursuant to paragraph 7.2 hereof. On or as soon as practicable prior to the Closing Date, the Disappearing Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

        1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Disappearing Portfolio will distribute to the Disappearing Portfolio's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Disappearing Portfolio Shareholders"), on a pro rata basis, the Class I Acquiring Portfolio Shares received by the Disappearing Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Disappearing Portfolio's shares, by the transfer of the Acquiring Portfolio Shares then credited to the account of the Disappearing Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Disappearing Portfolio Shareholders. The aggregate net asset value of Class I Acquiring Portfolio Shares to be so credited to Disappearing Portfolio Shareholders shall be equal to the aggregate net asset value of the Disappearing Portfolio shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Disappearing Portfolio will simultaneously be canceled on the books of the Disappearing Portfolio, although share certificates representing interests in shares of the Disappearing Portfolio will represent a number of the Class I Acquiring Portfolio Shares after the Closing Date, as determined in accordance with
Section 2.3. The Acquiring Portfolio shall not issue certificates representing the Class I Acquiring Portfolio Shares in connection with such exchange.

        1.5. Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio's transfer agent, as defined in paragraph 3.3.

        1.6. Any reporting responsibility of the Disappearing Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Disappearing Portfolio.

2.      VALUATION

        2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Acquiring Portfolio's Board of Directors.

        2.2. The net asset value of a Class I Acquiring Portfolio Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Portfolio's then-current prospectus and statement of additional information and valuation procedures established by the Acquiring Portfolio's Board of Directors.

        2.3. The number of the Class I Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Disappearing Portfolio's assets shall be determined by dividing the value of the net assets with respect to shares of the Disappearing Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Portfolio Share, determined in accordance with paragraph 2.2.

        2.4. All computations of value shall be made by the Disappearing Portfolio's designated record keeping agent and shall be subject to review by Acquiring Portfolio's record keeping agent and by each Portfolio's respective independent accountants.

3.      CLOSING AND CLOSING DATE

        3.1. The Closing Date shall be April 29, 2006, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the

Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Portfolio or at such other time and/or place as the parties may agree.

        3.2. The Disappearing Portfolio shall direct the Bank of New York Company, Inc., as custodian for the Disappearing Portfolio (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Disappearing Portfolio's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Disappearing Portfolio Custodian to the custodian for the Acquiring Portfolio no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Disappearing Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act")) in which the Disappearing Portfolio's Assets are deposited, the Disappearing Portfolio's portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Disappearing Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

        3.3. The Disappearing Portfolio shall direct [Transfer Agent] (the "Transfer Agent"), on behalf of the Disappearing Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Disappearing Portfolio Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date to the Secretary of the Acquiring Portfolio, or provide evidence satisfactory to the Disappearing Portfolio that such Acquiring Portfolio Shares have been credited to the Disappearing Portfolio's account on the books of the Acquiring Portfolio. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

        3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Disappearing Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Disappearing Portfolio or the Board of Directors of the Acquiring Portfolio, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Disappearing Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.      REPRESENTATIONS AND WARRANTIES

        4.1. Except as has been disclosed to the Acquiring Portfolio in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Disappearing Portfolio, represents and warrants to the Company as follows:

                (a) The Disappearing Portfolio is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the [Relevant State], with power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

                (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Disappearing Portfolio under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

                (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Disappearing Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

                (d) The current prospectus and statement of additional information of the Disappearing Portfolio and each prospectus and statement of additional information of the Disappearing Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                (e) On the Closing Date, the Disappearing Portfolio will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

                (f) The Disappearing Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Disappearing Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Disappearing Portfolio, is a party or by which it is bound;

                (g) All material contracts or other commitments of the Disappearing Portfolio (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Disappearing Portfolio prior to the Closing Date;

                (h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Disappearing Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Disappearing Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Disappearing Portfolio at ______, 2005 have been audited by [Auditor], independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Disappearing Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Disappearing Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                (j) Since _______, 2005 there has not been any material adverse change in the Disappearing Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Disappearing Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio. For the purposes of this subparagraph (j), a decline in net asset value per share of the Disappearing Portfolio due to declines in market values of securities in the Disappearing Portfolio's portfolio, the discharge of Disappearing Portfolio known liabilities, or the redemption of Disappearing Portfolio Shares by shareholders of the Disappearing Portfolio shall not constitute a material adverse change;

                (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Disappearing Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Disappearing Portfolio's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Disappearing Portfolio has met (and will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (and will be) eligible to and has computed (and will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

                (m) All issued and outstanding shares of the Disappearing Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Disappearing Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Disappearing Portfolio, as provided in paragraph 3.3. The Disappearing Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Disappearing Portfolio, nor is there outstanding any security convertible into any of the Disappearing Portfolio shares;

                (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Disappearing Portfolio, and, subject to the approval of the shareholders of the Disappearing Portfolio, this Agreement will constitute a valid and binding obligation of the Disappearing Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                (o) The information to be furnished by the Disappearing Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

                (p) The proxy statement of the Disappearing Portfolio (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Disappearing Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

        4.2. Except as has been disclosed to the Disappearing Portfolio in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Portfolio, represents and warrants to the Trust as follows:

                (a) The Acquiring Portfolio is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the [Relevant State], with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

                (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Portfolio under the 1933 Act, is in full force and effect;

                (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

                (d) The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                (e) On the Closing Date, the Acquiring Portfolio will have good and marketable title to the Acquiring Portfolio's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Disappearing Portfolio has received notice and necessary documentation at or prior to the Closing;

                (f) The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

                (g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Disappearing Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio's financial condition or the conduct of the Acquiring Portfolio's business. The Company, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at ______, 2005 have been audited by [Auditor], independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Disappearing Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                (i) Since ________, 2005, there has not been any material adverse change in the Acquiring Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Disappearing Portfolio. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio's portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change;

                (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

                (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (and will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (and will be eligible to) and has computed (and will compute) its federal income tax under Section 852 of the Code;

                (l) All issued and outstanding shares of the Acquiring Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

                (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                (n) Class I Acquiring Portfolio Shares to be issued and delivered to the Disappearing Portfolio, for the account of the Disappearing Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable;

                (o) The information to be furnished by the Company for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

                (p) That insofar as it relates to the Acquiring Portfolio, the Registration Statement relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy materials of the Disappearing Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Disappearing Portfolio contemplated therein
(i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Disappearing Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.      COVENANTS OF THE ACQUIRING PORTFOLIO AND THE DISAPPEARING PORTFOLIO

        5.1. The Acquiring Portfolio and the Disappearing Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

        5.2. The Disappearing Portfolio will call a meeting of the shareholders of the Disappearing Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

        5.3. The Disappearing Portfolio covenants that the Class I Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

        5.4. The Disappearing Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Disappearing Portfolio shares.

        5.5. Subject to the provisions of this Agreement, the Acquiring Portfolio and the Disappearing Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

        5.6. The Disappearing Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Portfolio (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Disappearing Portfolio to consider approval of this Agreement and the transactions contemplated herein.

        5.7. As soon as is reasonably practicable after the Closing, the Disappearing Portfolio will make a liquidating distribution to its shareholders consisting of the Class I Acquiring Portfolio Shares received at the Closing.

        5.8. The Acquiring Portfolio and the Disappearing Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

        5.9. The Trust, on behalf of the Disappearing Portfolio, covenants that the Trust will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust's, on behalf of the Disappearing Portfolio's, title to and possession of the Acquiring Portfolio's Shares to be delivered hereunder, and (b) the Company's, on behalf of the Acquiring Portfolio's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

        5.10. The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE DISAPPEARING PORTFOLIO

        The obligations of the Trust, on behalf of the Disappearing Portfolio, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Company, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

        6.1. All representations and warranties of the Company, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

        6.2. The Company shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Trust shall reasonably request;

        6.3. The Company, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

        6.4. The Disappearing Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Class I Acquiring Portfolio Shares of to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

        The obligations of the Company, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by the Trust, on behalf of the Disappearing Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

        7.1. All representations and warranties of the Trust, on behalf of the Disappearing Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

        7.2. The Trust shall have delivered to the Acquiring Portfolio a statement of the Disappearing Portfolio's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

        7.3. The Trust shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Disappearing Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request;

        7.4. The Trust, on behalf of the Disappearing Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Disappearing Portfolio, on or before the Closing Date;

        7.5. The Disappearing Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Class I Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

        7.6. The Disappearing Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE DISAPPEARING PORTFOLIO

        If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Disappearing Portfolio, or the Company, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

        8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Disappearing Portfolio in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, neither the Company nor the Trust may waive the conditions set forth in this paragraph 8.1;

        8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

        8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Disappearing Portfolio, provided that either party hereto may for itself waive any of such conditions;

        8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

        8.5. The parties shall have received the opinion of [Counsel] addressed to the Trust and the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by [Counsel] of representations it shall request of the Company and the Trust. Notwithstanding anything herein to the contrary, neither the Company nor the Trust may waive the condition set forth in this paragraph 8.5.

9.      BROKERAGE FEES AND EXPENSES

        9.1. The Trust, on behalf of the Disappearing Portfolio, and the Company, on behalf of the Acquiring Portfolio, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

        9.2 The expenses relating to the proposed Reorganization will be borne by the investment adviser to the Acquiring Portfolio. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio's prospectus and the Disappearing Portfolio's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

        10.1. The Company and the Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

        10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.     TERMINATION

        This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before __________, 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.     AMENDMENTS

        This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust and the Company; provided, however, that following the meeting of the shareholders of the Disappearing Portfolio called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class I Acquiring Portfolio Shares to be issued to the Disappearing Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.     NOTICES

        Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Company or the Trust, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, attn: [ ], in each case with a copy to [Counsel].

14.     HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
        LIABILITY

        14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

        14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

        14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Disappearing Portfolio, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest: [ACQUIRING INVESTMENT COMPANY] on behalf of its [ACQUIRING PORTFOLIO] series




                             By:
-------------------------            ------------------------------------------
SECRETARY



                              Its:
                                     ------------------------------------------



Attest:                       [DISAPPEARING INVESTMENT COMPANY] on behalf of its

                              [DISAPPEARING PORTFOLIO] series




                              By:
-------------------------            ------------------------------------------
SECRETARY

                              Its:
                                     ------------------------------------------

                      (This page intentionally left blank)

                                                                      APPENDIX D

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

         The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio's outstanding shares as of January 13, 2006:

THE ASSET ALLOCATION PORTFOLIO

                                                                                         PERCENTAGE OF
                                    PERCENT OF CLASS OF                               COMBINED PORTFOLIO
NAME AND ADDRESS OF                  SHARES AND TYPE OF          PERCENTAGE OF            AFTER THE
SHAREHOLDER                              OWNERSHIP                 PORTFOLIO            REORGANIZATION*
--------------------------------    -------------------          -------------        ------------------
ReliaStar United Services           58.2% (No Classes);              58.2%                   0.9%
Variable Life Separate Account I         Beneficial
Route 3849 PO Box 20
Minneapolis, MN 55440-0020

ReliaStar Bankers Security          41.8% (No Classes);              41.8%                   0.6%
Variable Life Separate Account I         Beneficial
Route 3849 PO Box 20
Minneapolis, MN 55440-0020

ING VP BALANCED PORTFOLIO

                                                                                         PERCENTAGE OF
                                    PERCENT OF CLASS OF                               COMBINED PORTFOLIO
NAME AND ADDRESS OF                  SHARES AND TYPE OF          PERCENTAGE OF             AFTER THE
SHAREHOLDER                              OWNERSHIP                 PORTFOLIO            REORGANIZATION*
----------------------------        -------------------          -------------        ------------------
ING Investments LLC                   100.0% Class A;                0.0%                    0.0%
Attn Lydia Homer                         Beneficial
7337 E Doubletree Ranch Rd
Scottsdale, AZ 85258-2160

ING Life Insurance & Annuity           98.3% Class I;               98.1%                   96.6%
Company                                  Beneficial
Attn Valuation Unit-TN41
151 Farmington Ave
Hartford, CT 06156-0001

ING USA Annuity and Life              100.0% Class S;                0.3%                    0.3%
Insurance Company                        Beneficial
1475 Dunwoody Dr
West Chester, PA 19380-1478

THE BOND PORTFOLIO

                                                                                         PERCENTAGE OF
                                    PERCENT OF CLASS OF                               COMBINED PORTFOLIO
NAME AND ADDRESS OF                  SHARES AND TYPE OF          PERCENTAGE OF            AFTER THE
SHAREHOLDER                              OWNERSHIP                 PORTFOLIO            REORGANIZATION*
--------------------------------    -------------------          -------------        ------------------
ReliaStar United Services           58.1% (No Classes);              58.1%                   0.1%
Variable Life Separate Account I         Beneficial
Route 3849 PO Box 20
Minneapolis, MN 55440-0020

ReliaStar Bankers Security          41.9% (No Classes);              41.9%                   0.1%
Variable Life Separate Account I         Beneficial
Route 3849 PO Box 20
Minneapolis, MN 55440-0020


ING VP INTERMEDIATE BOND PORTFOLIO

                                                                                         PERCENTAGE OF
                                    PERCENT OF CLASS OF                               COMBINED PORTFOLIO
NAME AND ADDRESS OF                  SHARES AND TYPE OF          PERCENTAGE OF             AFTER THE
SHAREHOLDER                              OWNERSHIP                 PORTFOLIO            REORGANIZATION*
--------------------------------    -------------------          -------------        ------------------
ING Investments LLC                   100.0% Class A;                0.0%                    0.0%
Attn Lydia Homer                         Beneficial
7337 E Doubletree Ranch Rd
Scottsdale, AZ 85258-2160

ING Life Insurance & Annuity           95.8% Class I;               61.8%                   61.7%
Company                                  Beneficial
Attn Valuation Unit-TN41
151 Farmington Ave
Hartford, CT 06156-0001

ING USA Annuity And Life               48.7% Class S;               17.3%                   17.2%
Insurance Company                        Beneficial
1475 Dunwoody Dr
West Chester, PA 19380-1478

ING LifeStyle Moderate Growth          24.6% Class S;                8.7%                    8.7%
Portfolio                                Beneficial
Attn Pete Balcer
7337 E Doubletree Ranch Rd
Scottsdale, AZ 85258-2160

ING LifeStyle Growth Portfolio         13.7% Class S;                4.9%                    4.8%
Attn Pete Balcer                         Beneficial
7337 E Doubletree Ranch Rd
Scottsdale, AZ 85258-2160

ING LifeStyle Moderate Portfolio       12.8% Class S;                4.6%                    4.5%
Attn Pete Balcer                         Beneficial
7337 E Doubletree Ranch Rd
Scottsdale, AZ 85258-2160

THE MONEY MARKET PORTFOLIO

                                                                                         PERCENTAGE OF
                                    PERCENT OF CLASS OF                               COMBINED PORTFOLIO
NAME AND ADDRESS OF                  SHARES AND TYPE OF          PERCENTAGE OF             AFTER THE
SHAREHOLDER                              OWNERSHIP                 PORTFOLIO            REORGANIZATION*
--------------------------------    -------------------          -------------        ------------------
ReliaStar Bankers Security          84.8% (No Classes);              84.8%                   0.6%
Variable Life Separate Account I         Beneficial
Route 3849 PO Box 20
Minneapolis, MN 55440-0020

ReliaStar United Services           15.2% (No Classes);              15.2%                   0.1%
Variable Life Separate Account I         Beneficial
Route 3849 PO Box 20
Minneapolis, MN 55440-0020

ING LIQUID ASSETS PORTFOLIO

                                    PERCENT OF CLASS OF                               COMBINED PORTFOLIO
NAME AND ADDRESS OF                  SHARES AND TYPE OF          PERCENTAGE OF             AFTER THE
SHAREHOLDER                              OWNERSHIP                 PORTFOLIO            REORGANIZATION*
--------------------------------    -------------------          -------------        ------------------
Security Life Insurance of             50.0% Class I;                12.7%                   12.6%
Denver A VUL                           5.5% Class S;
Rte 5106 PO Box 20                       Beneficial
Minneapolis, MN 55440-0020

ReliaStar Life Insurance Company       48.6% Class I;                 7.9%                    7.9%
FBO SVUL I                               Beneficial
Attn Jill Barth Conveyor TN41
151 Farmington Ave
Hartford, CT 06156-0001

ING USA Annuity and Life               88.1% Class S;                73.7%                   73.2%
Insurance Company                     88.1% Class S2;
1475 Dunwoody Dr                         Beneficial
West Chester, PA 19380-1478

ING LifeStyle Moderate Portfolio       5.8% Class S;                  4.7%                    4.7%
Attn Pete Balcer                         Beneficial
7337 E Doubletree Ranch Rd
Scottsdale, AZ 85258-2160

ING National Trust                    11.9% Class S2;                 0.2%                    0.2%
151 Farmington Ave # 41                  Beneficial
Hartford, CT 06156-0001

THE STOCK PORTFOLIO

                                                                                         PERCENTAGE OF
                                    PERCENT OF CLASS OF                               COMBINED PORTFOLIO
NAME AND ADDRESS OF                  SHARES AND TYPE OF          PERCENTAGE OF             AFTER THE
SHAREHOLDER                              OWNERSHIP                 PORTFOLIO            REORGANIZATION*
--------------------------------    -------------------          -------------        ------------------
ReliaStar United Services           60.7% (No Classes);              60.7%                   20.1%
Variable Life Separate Account I         Beneficial
Route 3849 PO Box 20
Minneapolis, MN 55440-0020

ReliaStar Bankers Security          39.3% (No Classes);              39.3%                   13.0%
Variable Life Separate Account I         Beneficial
Route 3849 PO Box 20
Minneapolis, MN 55440-0020

ING FUNDAMENTAL RESEARCH PORTFOLIO

                                                                                         PERCENTAGE OF
                                    PERCENT OF CLASS OF                               COMBINED PORTFOLIO
NAME AND ADDRESS OF                  SHARES AND TYPE OF          PERCENTAGE OF             AFTER THE
 SHAREHOLDER                             OWNERSHIP                 PORTFOLIO            REORGANIZATION*
----------------------------        -------------------          -------------        ------------------
ING Life Insurance & Annuity           58.9% Class A;                19.7%                   13.1%
Company                                33.3% Class I;
Attn Valuation Unit-TN41               8.1% Class S;
151 Farmington Ave                       Beneficial
Hartford, CT 06156-0001

ING National Trust                     41.1% Class A;                 3.9%                    2.6%
151 Farmington Ave # 41                  Beneficial
Hartford, CT 06156-0001

ReliaStar Life Insurance Company       66.3% Class I;                17.6%                   11.8%
FBO Select III Qualified                 Beneficial
Rte 5106 PO Box 20
Minneapolis, MN 55440-0020

ReliaStar Life Insurance Company       81.9% Class S;                52.3%                   35.0%
FBO SVUL I                               Beneficial
Attn Jill Barth Conveyor TN41
151 Farmington Ave
Hartford, CT 06156-0001

ReliaStar Life Insurance               6.8% Class S;                  4.3%                    2.9%
Company of New York                      Beneficial
151 Farmington Ave TN41
Hartford, CT 06156-0001

---------------
* On a pro forma basis, assuming that the value of the shareholder's interest in the Fund on the date of consummation of the Reorganization is the same as on January 13, 2006.

                                     PART B

                         ING VP BALANCED PORTFOLIO, INC.
                       ING VP INTERMEDIATE BOND PORTFOLIO
                               ING INVESTORS TRUST
                               ING PARTNERS, INC.

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 14, 2006

Acquisition of the Assets and Liabilities of:  By and in Exchange for Shares of:

USLICO Asset Allocation Portfolio                  ING VP Balanced Portfolio
(a series of USLICO Series Fund)                  (the sole series of ING VP
                                                   Balanced Portfolio, Inc.)

     USLICO Bond Portfolio                    ING VP Intermediate Bond Portfolio
(a series of USLICO Series Fund)                 (the sole series of ING VP
                                                Intermediate Bond Portfolio)

 USLICO Money Market Portfolio                    ING Liquid Assets Portfolio
(a series of USLICO Series Fund)               (a series of ING Investors Trust)

     USLICO Stock Portfolio                   ING Fundamental Research Portfolio
(a series of USLICO Series Fund)               (a series of ING Partners, Inc.)

The address of each Fund listed above is: 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

This Combined Statement of Additional Information of ING VP Balanced Portfolio, Inc., ING VP Intermediate Bond Portfolio, ING Investors Trust and ING Partners, Inc. (the "Acquiring Funds")("SAI") is available to the shareholders of USLICO Series Fund (the "Disappearing Fund") in connection with a proposed transaction whereby all of the assets and known liabilities of the Disappearing Fund will be transferred to the respective Acquiring Fund, in exchange for shares of the corresponding Acquiring Fund (collectively, the "Reorganizations").

This SAI consists of: (i) this cover page; (ii) the "Additional Information," which presents the financial statements required by Item 14 of Form N-14; and
(iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

      1. The SAI for USLICO Series Fund, dated April 29, 2005, as filed on April 11, 2005.

      2. The SAI for ING VP Balanced Portfolio, Inc., dated April 29, 2005, as filed on April 28, 2005.

      3. The SAI for ING VP Intermediate Bond Portfolio, Inc., dated April 29, 2005, as filed on April 28, 2005.

      4. The SAI for ING Investors Trust, dated April 29, 2005, as filed on April 29, 2005.

      5. The SAI for ING Partners, Inc., dated April 29, 2005, as filed on April 28, 2005.

      6. The Financial Statements of The Asset Allocation Portfolio, The Bond Portfolio, The Money Market Portfolio and The Stock Portfolio (each a series of USLICO Series Fund) included in the semi-annual report, dated June 30, 2005 as filed on August 25, 2005, and the annual report dated December 31, 2004, as filed on March 7, 2005.

      7. The Financial Statements of the ING VP Balanced Portfolio (a sole series of ING VP Balanced Portfolio, Inc.) included in the semi-annual report, dated June 30, 2005 as filed on August 25, 2005, and the annual report dated December 31, 2004, as filed on March 7, 2005.

      8. The Financial Statements of the ING VP Intermediate Bond Portfolio (a sole series of ING VP Intermediate Bond Portfolio, Inc.) included in the semi-annual report, dated June 30, 2005 as filed on August 25, 2005, and the annual report dated December 31, 2004, as filed on March 7, 2005.

      9. The Financial Statements of the ING VP Liquid Assets Portfolio (a series of ING Investors Trust) included in the semi-annual report, dated June 30, 2005 as filed on August 25, 2005, and the annual report dated December 31, 2004, as filed on March 7, 2005.

      10. The Financial Statements of the ING Fundamental Research Portfolio (a series of ING Partners, Inc.) included in the semi-annual report, dated June 30, 2005 as filed on August 25, 2005, and the annual report dated December 31, 2004, as filed on March 7, 2005.

This Combined Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated February 14, 2005, relating to the Reorganizations may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180. This Combined Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                             ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

PRO FORMA FINANCIAL STATEMENTS....................................................  1

REORGANIZATION OF USLICO STOCK PORTFOLIO INTO ING FUNDAMENTAL RESEARCH PORTFOLIO..  2

PRO FORMA FINANCIAL STATEMENTS

Shown below are financial statements for both the Disappearing Portfolio and the Acquiring Portfolio as well as pro forma financial statements for the combined Portfolio, assuming each Reorganization is consummated, as of June 30, 2005 for each Reorganization.


With respect to the Reorganizations of USLICO Asset Allocation Portfolio into ING VP Balanced Portfolio, USLICO Bond Portfolio into ING VP Intermediate Bond Portfolio and USLICO Money Market Portfolio into ING Liquid Assets Portfolio, the pro forma financial statements required by Rule 11-01 of Regulation S-X have not been prepared and included in this Form N-14 since the net asset value of each Disappearing Portfolio does not exceed ten percent (10%) of the net asset value of the corresponding Acquiring Portfolio as of January 31, 2006.

     REORGANIZATION OF USLICO STOCK PORTFOLIO INTO ING FUNDAMENTAL RESEARCH

                        [Pro Forma Financial Statements]

      STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 (UNAUDITED)

                                                                                                               ING FUNDAMENTAL
                                                                               ING FUNDAMENTAL                RESEARCH PORTFOLIO
ASSETS:                                                 THE STOCK PORTFOLIO  RESEARCH PORTFOLIO  ADJUSTMENTS  PRO FORMA COMBINED
Investments in securities at value*                          $   14,984,081      $   37,875,097                  $   52,859,178
Repurchase Agreement                                              1,239,000           2,113,000                       3,352,000
Cash                                                                    257               2,573                           2,830
Cash collateral for futures                                               -              53,550                          53,550
Receivables:
     Investments securities sold                                          -           1,650,187                       1,650,187
     Dividends and interest                                          11,965                   -                          11,965
Prepaid expenses                                                        251              55,350                          55,601
                                                        ----------------------------------------              ------------------
         Total assets                                            16,235,554          41,749,757                      57,985,311
                                                        ----------------------------------------              ------------------

LIABILITIES:
Payable for investment securities purchased                               -           2,237,565                       2,237,565
Payable for futures variation margin                                      -               6,000                           6,000
Payable to affiliates                                                 9,571              34,342                          43,913
Payable for trustee fees                                              2,284                   -                           2,284
Other accrued expenses and liabilities                               29,874                   -                          29,874
                                                        ----------------------------------------              ------------------
         Total liabilities                                           41,729           2,277,907                       2,319,636
                                                        ----------------------------------------              ------------------
NET ASSETS                                                   $   16,193,825      $   39,471,850                  $   55,665,675
                                                        ========================================              ==================

NET ASSETS WERE COMPRISED OF:
Paid-in capital                                              $   29,156,501      $   39,562,906                  $   68,719,407
Undistributed net investment income                                  19,845             564,078                         583,923
Accumulated net realized loss on investments and
  foreign currency related transactions                         (14,383,372)         (1,657,167)                    (16,040,539)
Net unrealized appreciation on investments and
  foreign currency related transactions                           1,400,851           1,002,033                       2,402,884
                                                        ----------------------------------------              ------------------
NET ASSETS                                                   $   16,193,825      $   39,471,850                  $   55,665,675
                                                        ========================================              ==================

---------
*    Cost of investments in securities                       $   13,583,230      $   36,859,939                  $   50,443,169


Adviser Class
        Net assets                                              n/a              $    3,546,172                  $    3,546,172
        Shares authorized                                       n/a                 100,000,000                     100,000,000
        Par value                                               n/a              $        0.001                  $        0.001
        Shares outstanding                                      n/a                     419,309                         419,309
        Net asset value and redemption price per share          n/a              $         8.46                  $         8.46

No Class Reference/Class I
        Net assets                                           $   16,193,825      $    3,707,397                  $   19,901,222
        Shares authorized                                       unlimited           100,000,000                     100,000,000
        Par value                                            $        0.001      $        0.001                  $        0.001
        Shares outstanding                                        2,200,089             433,026     (308,287)         2,324,828
        Net asset value and redemption price per share       $         7.36      $         8.56                  $         8.56

Service Class
        Net assets                                              n/a              $   32,218,281                  $   32,218,281
        Shares authorized                                       n/a                 100,000,000                     100,000,000
        Par value                                               n/a              $        0.001                  $        0.001
        Shares outstanding                                      n/a                   3,772,123                       3,772,123
        Net asset value and redemption price per share          n/a              $         8.54                  $         8.54

(A) Reflects retired shares, net of shares converted to ING JP Morgan Emerging Markets Equity Portfolio (Calculation: Net Assets/ NAV per share)


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

  STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                                 ING                                   ING
                                                                             FUNDAMENTAL                            FUNDAMENTAL
                                                             THE STOCK        RESEARCH                           RESEARCH PORTFOLIO
                                                             PORTFOLIO        PORTFOLIO       ADJUSTMENTS        PRO FORMA COMBINED
INVESTMENT INCOME:
 Dividends, net of foreign taxes withheld*                  $  190,262       $   891,906                            $ 1,082,168
 Interest                                                       19,697            12,473                                 32,170
 Securities lending income                                           -             1,430                                  1,430
                                                            ----------       -----------                            -----------
      Total investment income                                  209,959           905,809                              1,115,768
                                                            ----------       -----------                            -----------
 EXPENSES:
 Investment management fees                                     77,774           263,959          16,028  (A)           357,761
 Distribution and service fees                                                                                                -
      Class A                                                        -            17,502                                 17,502
      Class S                                                        -            92,000                                 92,000
 Transfer agent fees                                             1,487                 -          (1,487) (A)                 -
 Administrative service fees                                    15,554            88,301          15,399  (A)           119,254
 Shareholder reporting expense                                  14,464                 -         (14,464) (A)                 -
 Professional fees                                              14,875                 -         (14,875) (A)                 -
 Custody and accounting expense                                  5,334                 -          (5,334) (A)                 -
 Trustee fees and expenses                                       3,305                 -                                  3,305
 Miscellaneous expense                                           2,065                 -          (2,065) (A)                 -
                                                            ----------       -----------                            -----------
      Total expenses                                           134,858           461,762          (6,798)               589,822
                                                                     -                 -               -                      -
                                                            ----------       -----------                            -----------
      Net expenses                                             134,858           461,762          (6,798)               589,822
                                                            ----------       -----------                            -----------
 Net investment income                                          75,101           444,047           6,798                525,946
                                                            ----------       -----------                            -----------

 REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS AND FOREIGN CURRENCY
      RELATED TRANSACTIONS:
 Net realized gain (loss) on:
      Investments                                            1,387,010         2,458,428                              3,845,438
      Futures contracts, foreign currency
      and forward foreign currency exchange
      contracts                                                      -            15,929                                 15,929
                                                            ----------       -----------        --------            -----------
      Net realized gain on investments,
      future contracts and foreign currency
      related transactions                                   1,387,010         2,474,357               -              3,861,367
                                                            ----------       -----------        --------            -----------
 Net change in unrealized appreciation or
      depreciation on:
      Investments                                             (873,356)         (753,456)                            (1,626,812)
      Foreign currency related transactions                          -           (13,125)                               (13,125)
                                                            ----------       -----------        --------            -----------
      Net change in unrealized appreciation
      or depreciation on investments and
      foreign currency related transactions                   (873,356)         (766,581)              -             (1,639,937)
                                                            ----------       -----------        --------            -----------
              Net realized and unrealized
                    gain on investments and
                    foreign currency related
                    transactions                               513,654         1,707,776               -              2,221,430
                                                            ----------       -----------        --------            -----------
     INCREASE IN NET ASSETS RESULTING
             FROM OPERATIONS                                $  588,755       $ 2,151,823        $  6,798            $ 2,747,376
                                                            ==========       ===========        ========            ===========

-----
*    Foreign taxes                                          $      194       $     2,368                            $     2,562


(A) Reflects effects of new contractual rates.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PORTFOLIOS OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

                                         ING                                                                               ING
                       ING           FUNDAMENTAL                                                              ING       FUNDAMENTAL
                    FUNDAMENTAL       RESEARCH                                                             FUNDAMENTAL    RESEARCH
THE STOCK            RESEARCH       PORTFOLIO PRO                                              THE STOCK    RESEARCH   PORTFOLIO PRO
PORTFOLIO            PORTFOLIO          FORMA                                                  PORTFOLIO    PORTFOLIO      FORMA
--------------------------------------------------                                       -------------------------------------------

Shares                                                                                                        Value
--------------------------------------------------                                       -------------------------------------------


COMMON STOCK: 95.0%
                                                            AEROSPACE/DEFENSE: 2.3%
   1,975                   -             1,975              Boeing Co.                         $ 130,350    $        -    $ 130,350
   1,735                   -             1,735              General Dynamics Corp.               190,052             -      190,052
   3,680              15,437            19,117              United Technologies Corp.            188,968       792,690      981,658
                                                                                              --------------------------------------
                                                                                                 509,370       792,690    1,302,060
                                                                                              --------------------------------------
                                                            AGRICULTURE: 2.8%
   2,605              21,900            24,505              Altria Group, Inc.                   168,439     1,416,054    1,584,493
                                                                                              --------------------------------------
                                                                                                 168,439     1,416,054    1,584,493
                                                                                              --------------------------------------
                                                            BANKS: 4.0%
   3,740                   -             3,740              Bank of America Corp.                170,581             -      170,581
       -               5,800             5,800              City National Corp.                        -       415,918      415,918
   5,650              14,700            20,350              U.S. Bancorp                         164,980       429,240      594,220
   3,715              13,266            16,981              Wells Fargo & Co.                    228,770       816,920    1,045,690
                                                                                              --------------------------------------
                                                                                                 564,331     1,662,078    2,226,409
                                                                                              --------------------------------------
                                                            BEVERAGES: 1.1%
   1,700                   -             1,700              Anheuser-Busch Cos., Inc.             77,775             -       77,775
   3,455               6,783            10,238              PepsiCo, Inc.                        186,328       365,807      552,135
                                                                                              --------------------------------------
                                                                                                 264,103       365,807      629,910
                                                                                              --------------------------------------
                                                            BIOTECHNOLOGY: 1.2%
   2,170               6,423             8,593 @            Amgen, Inc.                          131,198       388,335      519,533
   3,135                   -             3,135 @            Celgene Corp.                        127,814             -      127,814
                                                                                              --------------------------------------
                                                                                                 259,012       388,335      647,347
                                                                                              --------------------------------------
                                                            BUILDING MATERIALS: 0.7%
       -               9,568             9,568              American Standard Cos., Inc.               -       401,091      401,091
                                                                                              --------------------------------------
                                                                                                       -       401,091      401,091
                                                                                              --------------------------------------
                                                            CHEMICALS: 1.9%
   2,630                   -             2,630              Air Products & Chemicals, Inc.       158,589             -      158,589
   3,270               8,330            11,600              Dow Chemical Co.                     145,613       370,935      516,548
   4,600                   -             4,600              E.I. Du Pont de Nemours & Co.        197,846             -      197,846
   3,510                   -             3,510              Praxair, Inc.                        163,566             -      163,566
                                                                                              --------------------------------------
                                                                                                 665,614       370,935    1,036,549
                                                                                              --------------------------------------
                                                            COMPUTERS: 1.2%
   4,635                   -             4,635 @            Dell, Inc.                           183,129             -      183,129
  15,710                   -            15,710 @            EMC Corp.                            215,384             -      215,384
   3,300                   -             3,300              International Business
                                                            Machines Corp.                       244,860             -      244,860
                                                                                              --------------------------------------
                                                                                                 643,373             -      643,373
                                                                                              --------------------------------------
                                                            COSMETICS/PERSONAL CARE: 1.3%
   2,900              10,402            13,302              Proctor & Gamble Co.                 152,975       548,706      701,681
                                                                                              --------------------------------------
                                                                                                 152,975       548,706      701,681
                                                                                              --------------------------------------
                                                            DIVERSIFIED FINANCIAL
                                                            SERVICES: 10.1%
       -               4,031             4,031              Bear Stearns Cos., Inc.                    -       418,982      418,982
       -               8,099             8,099              Capital One Financial Corp.                -       648,001      648,001

   9,100              31,064            40,164              Citigroup, Inc.                      420,693     1,436,088    1,856,781
       -              17,000            17,000              Countrywide Financial Corp.                -       656,370      656,370
   3,715               5,754             9,469              Goldman Sachs Group, Inc.            379,004       587,023      966,027
   3,615               6,564            10,179              Lehman Brothers Holdings, Inc.       358,897       651,674    1,010,571
   1,610                   -             1,610              Morgan Stanley                        84,477             -       84,477
                                                                                              --------------------------------------
                                                                                               1,243,071     4,398,138    5,641,209
                                                                                              --------------------------------------
                                                            ELECTRIC: 1.5%
                           -            11,200              Entergy Corp.                              -       846,160      846,160
                                                                                              --------------------------------------
                                                                                                       -       846,160      846,160
                                                                                              --------------------------------------
                                                            ELECTRONICS: 1.4%
   3,305                   -             3,305 @            Agilent Technologies, Inc.            76,081             -       76,081
       -              22,700            22,700 @            Jabil Circuit, Inc.                        -       697,571      697,571
                                                                                              --------------------------------------
                                                                                                  76,081       697,571      773,652
                                                                                              --------------------------------------
                                                            ENGINEERING AND CONSTRUCTION:
                                                            0.5%
       -               5,329             5,329 @            Jacobs Engineering Group, Inc.             -       299,810      299,810
                                                                                              --------------------------------------
                                                                                                       -       299,810      299,810
                                                                                              --------------------------------------
                                                            FOOD: 0.7%
       -              11,911            11,911              McCormick & Co., Inc.                      -       389,251      389,251
                                                                                              --------------------------------------
                                                                                                       -       389,251      389,251
                                                                                              --------------------------------------
                                                            HAND/MACHINE TOOLS: 0.8%
       -               9,151             9,151              Stanley Works                              -       416,737      416,737
                                                                                              --------------------------------------
                                                                                                       -       416,737      416,737
                                                                                              --------------------------------------
                                                            HEALTHCARE-PRODUCTS: 5.1%
   6,310              16,600            22,910              Baxter Intl., Inc.                   234,101       615,860      849,961
   4,185                   -             4,185 @            Inamed Corp.                         280,269             -      280,269
   4,485              11,689            16,174              Johnson & Johnson                    291,525       759,785    1,051,310
   2,230               7,505             9,735              Medtronic, Inc.                      115,492       388,684      504,176
   2,031                   -             2,031 @            Zimmer Holdings, Inc.                154,701             -      154,701
                                                                                              --------------------------------------
                                                                                               1,076,088     1,764,329    2,840,417
                                                                                              --------------------------------------
                                                            HEALTHCARE-SERVICES: 1.6%
       -              18,200            18,200 @            HealthNet, Inc.                            -       694,512      694,512
   2,586                   -             2,586 @            WellPoint, Inc.                      180,089             -      180,089
                                                                                              --------------------------------------
                                                                                                 180,089       694,512      874,601
                                                                                              --------------------------------------
                                                            INSURANCE: 1.2%
                       5,635             5,405              American Intl. Group, Inc.           327,394       314,031      641,425
                                                                                              --------------------------------------
                                                                                                 327,394       314,031      641,425
                                                                                              --------------------------------------
                                                            INTERNET: 1.9%
  12,855              17,028            29,883 @            Yahoo!, Inc.                         445,426       590,020    1,035,446
                                                                                              --------------------------------------
                                                                                                 445,426       590,020    1,035,446
                                                                                              --------------------------------------
                                                            INVESTMENT COMPANIES: 0.5%
   5,185                   -             5,185              !Shares Goldman Sachs
                                                            Semiconductor Index Fund             273,353             -      273,353
                                                                                              --------------------------------------
                                                                                                 273,353             -      273,353
                                                                                              --------------------------------------
                                                            LEISURE TIME: 1.8%
   4,945                   -             4,945 @@           Carnival Corp.                       269,750             -      269,750
       -              14,700            14,700              Royal Caribbean Cruises Ltd.               -       710,892      710,892
                                                                                              --------------------------------------
                                                                                                 269,750       710,892      980,642
                                                                                              --------------------------------------
                                                            LODGING: 1.3%
       -              15,859            15,859              Hilton Hotels Corp                         -       378,237      378,237
   3,600                   -             3,600              Marriott Intl., Inc.                 245,592             -      245,592
   2,145                   -             2,145              Starwood Hotels & Resorts
                                                            Worldwide, Inc.                      125,633             -      125,633
                                                                                              --------------------------------------
                                                                                                 371,225       378,237      749,462
                                                                                              --------------------------------------
                                                            MEDIA: 3.7%
   3,000                   -             3,000 @            Cablevision Systems Corp.             96,600             -       96,600
   9,200              28,713            37,913 @            Time Warner, Inc.                    153,732       479,794      633,526
       -              18,222            18,222              Viacom, Inc.                               -       583,468      583,468
   6,175              23,400            29,575              Walt Disney Co.                      155,487       589,213      744,700
                                                                                              --------------------------------------
                                                                                                 405,819     1,652,475    2,058,294
                                                                                              --------------------------------------

                                                            MINING: 1.0%
   8,170              14,100            22,270              Alcoa, Inc.                          213,482       368,433      581,915
                                                                                              --------------------------------------
                                                                                                 213,482       368,433      581,915
                                                                                              --------------------------------------
                                                            MISCELLANEOUS MANUFACTURING: 7.2%
   1,835                   -             1,835              3M Co.                               132,671             -      132,671
   3,100               8,100            11,200              Danaher Corp.                        162,254       423,954      586,208
  17,000              48,412            65,412              General Electric Co.                 589,050     1,677,476    2,266,526
   8,080              26,976            35,056 @@           Tyco Intl. Ltd.                      235,936       787,699    1,023,635
                                                                                              --------------------------------------
                                                                                               1,119,911     2,889,129    4,009,040
                                                                                              --------------------------------------
                                                            OIL AND GAS: 7.7%
   4,400                   -             4,400              Chevron Texaco Corp.                 246,048             -      246,048
       -              11,557            11,557              ENSCO Intl., Inc.                          -       413,163      413,163
       -               7,956             7,956              EOG Resources, Inc.                        -       451,901      451,901
   8,200              22,280            30,480              Exxon Mobil Corp.                    471,254     1,280,431    1,751,685
   8,785                   -             8,785 @,@@         Nabors Industries, Ltd.              532,547             -      532,547
       -               8,980             8,980 @            Plains Exploration & Production
                                                            Co.                                        -       319,059      319,059
       -              17,557            17,557              XTO Energy, Inc.                           -       596,762      596,762
                                                                                              --------------------------------------
                                                                                               1,249,849     3,061,316    4,311,165
                                                                                              --------------------------------------
                                                            OIL AND GAS SERVICES: 1.6%
   3,178                   -             3,178              Baker Hughes, Inc.                   162,586             -      162,586
       -               4,569             4,569              Halliburton Co.                            -       218,490      218,490
       -               7,064             7,064              Schlumberger Ltd.                          -       536,440      536,440
                                                                                              --------------------------------------
                                                                                                 162,586       754,930      917,516
                                                                                              --------------------------------------
                                                            PHARMACEUTICALS: 7.1%
   1,935                   -             1,935              Allergan, Inc.                       164,939             -      164,939
   4,700                   -             4,700 @            Barr Pharmaceuticals, Inc.           229,078             -      229,078
   1,925                   -             1,925              Eli Lilly & Co.                      107,242             -      107,242
   5,825                   -             5,825 @            Gilead Sciences, Inc.                256,242             -      256,242
  10,995              42,243            53,238              Pfizer, Inc.                         303,242     1,165,061    1,468,303
   9,415              19,600            29,015 @@           Teva Pharmaceutical
                                                            Industries Ltd. ADR                  293,183       610,344      903,527
   5,700              12,869            18,569              Wyeth                                253,650       572,671      826,321
                                                                                              --------------------------------------
                                                                                               1,607,576     2,348,076    3,955,652
                                                                                              --------------------------------------
                                                            RETAIL: 4.3%
   2,305                   -             2,305              Best Buy Co., Inc.                   158,008             -      158,008
   8,140                   -             8,140              CVS Corp.                            236,630             -      236,630
   4,025                   -             4,025              Dollar General Corp.                  81,949             -       81,949
       -               7,892             7,892              Home Depot, Inc.                           -       306,999      306,999
   3,955                   -             3,955              Nordstrom, Inc.                      268,821             -      268,821
   3,510                   -             3,510              Target Corp.                         190,979             -      190,979
       -              13,200            13,200              Tiffany & Co.                              -       432,432      432,432
   8,100               6,205            14,305              Wal-Mart Stores, Inc.                390,420       299,081      689,501
                                                                                              --------------------------------------
                                                                                               1,326,807     1,038,512    2,365,319
                                                                                              --------------------------------------
                                                            SEMICONDUCTORS: 4.4%
  10,380              21,690            32,070              Intel Corp.                          270,503       565,241      835,744
   2,045              10,243            12,288 @,@@         Marvell Technology Group Ltd.         77,792       389,644      467,436
   6,210              15,363            21,573              Maxim Integrated Products, Inc.      237,284       587,021      824,305
       -              35,041            35,041 @@           Taiwan Semiconductor
                                                            Manufacturing Co. Ltd. ADR                 -       319,569      319,569
                                                                                              --------------------------------------
                                                                                                 585,579     1,861,475    2,447,054
                                                                                              --------------------------------------
                                                            SOFTWARE: 7.1%
       -              27,800            27,800 @            Activision, Inc.                           -       459,256      459,256
       -              23,200            23,200 @,@@         Business Objects SA ADR                    -       610,160      610,160
       -              10,336            10,336              First Data Corp.                           -       414,887      414,887
  15,435              57,700            73,135              Microsoft Corp.                      383,405     1,433,267    1,816,672
       -              49,964            49,964 @            Oracle Corp.                               -       659,525      659,525
                                                                                              --------------------------------------
                                                                                                 383,405     3,577,095    3,960,500
                                                                                              --------------------------------------
                                                            TELECOMMUNICATIONS: 6.0%
   6,780              44,674            51,454 @            Cisco Systems, Inc.                  129,566       853,720      983,286

       -              26,200            26,200              Motorola, Inc.                             -       478,412      478,412
   4,500              17,400            21,900              QUALCOMM, Inc.                       148,545       574,374      722,919
   6,790              12,710            19,500              SBC Communications, Inc.             161,262       301,863      463,125
       -              26,700            26,700              Sprint Corp.                               -       669,903      669,903
                                                                                              --------------------------------------
                                                                                                 439,373     2,878,272    3,317,645
                                                                                              --------------------------------------

                                                            Total Common Stock                --------------------------------------
                                                              (Cost $13,583,230,
                                                               $36,859,939 and
                                                               $50,443,169)                   14,984,081    37,875,097   52,859,178
                                                                                              --------------------------------------

Principal
Amount                                                                                                       Value
--------------------------------------------------                                            --------------------------------------
SHORT-TERM INVESTMENTS: 6.0%
$ 1,239,000      $ 2,113,000       $ 3,352,000              Morgan Stanley Repurchase
                                                            Agreements dated 06/30/05,
                                                            3.350% due 07/01/05,
                                                            $1,239,115, $2,113,197 and
                                                            $3,352,312 to received upon
                                                            repurchase (Collateralized by
                                                            $4,015,000, $2,170,000 and
                                                            $6,185,000 various U.S.
                                                            Treasury and Agency
                                                            Obligations, 0.000%-4.100%,
                                                            Market Value plus accrued
                                                            interest $1,264,203,
                                                            $2,160,564 and $3,424,767 due
                                                            12/27/07-05/15/30)                $1,239,000   $ 2,113,000  $ 3,352,000
                                                                                              --------------------------------------

                                                            Total Repurchase Agreements
                                                             (Cost $1,239,000, $2,113,000
                                                              and $3,352,000)                  1,239,000     2,113,000    3,352,000
                                                                                              --------------------------------------

                                                  TOTAL INVESTMENTS IN SECURITIES (COST
                                                   $14,822,230, $38,972,939 AND
                                                   $53,795,169)*                     101.0%   16,223,081    39,988,097   56,211,178
                                                  OTHER ASSETS AND
                                                   LIABILITIES--NET                   (1.0)      (29,256)     (516,247)    (545,503)
                                                                                             ---------------------------------------
                                                  NET ASSETS                         100.0%  $16,193,825   $39,471,850   55,665,675
                                                                                             =======================================



                                  @               Non-income producing security
                                  @@              Foreign Issuer
                                  ADR             American Depositary Receipt
                                  *               Cost for federal income tax purposes is
                                                  ($14,842,696, $40,219,827 and 55,062,523).
                                                  Net unrealized appreciation consists of:
                                                  Gross Unrealized Appreciation               $1,631,515      $455,730    2,087,245
                                                  Gross Unrealized Depreciation                 (251,130)     (687,460)    (938,590)
                                                                                             ---------------------------------------
                                                  Net Unrealized Appreciation                 $1,380,385     ($231,730)   1,148,655
                                                                                              ======================================


                                  Information concerning open futures contracts for the ING
                                  Fundamental Research Portfolio at June 30, 2005 is shown
                                  below:

                                                               NO. OF              NOTIONAL      EXPIRATION   UNREALIZED
                                 LONG CONTRACTS              CONTRACTS           MARKET VALUE       DATE         LOSS
                                 --------------              ---------           ------------       ----         ----
                                 S&P 500                         16                $956,400      9/16/2005     $ (13,125)

         NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------


NOTE 1 - BASIS OF COMBINATION:

     The Board of Trustees of the The Stock Portfolio ("Stock") and the ING Fundamental Research Portfolio ("Fundamental Research"), approved an Agreement and Plan of Reorganization dated November 10, 2005, respectively (the "Plan") whereby, subject to approval by the shareholders of Stock, Fundamental Research will acquire all of the assets of the Stock, subject to the liabilities of such Fund, in exchange for a number of shares of Fundamental Research equal in value to the net assets of Stock (the "Merger").
     The Merger will be accounted for as a tax-free merger of investment companies with Fundamental Research remaining as both the tax and accounting survivor. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 2005. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of Stock and Fundamental Research at June 30, 2005. The unaudited pro forma statement of operations reflects the results of operations of Stock and Fundamental Research for the twelve-months ended June 30, 2005. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for Stock and Fundamental Research under accounting principles generally accepted in the United States of America for investment companies. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Stock for pre-combination periods will not be restated.
     The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statements of Additional Information.

NOTE 2 - SECURITY VALUATION:

     Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the NASDAQ will be valued at the NASDAQ official closing price. Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of Trustees/Directors ("Board") of the Funds. Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

NOTE 3 - CAPITAL SHARES:

     The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Stock by Fundamental Research as of June 30, 2005. The number of additional shares issued was calculated by dividing the net asset value of each Class of Stock by the respective Class net asset value per share of Fundamental Research.

NOTE 4  - UNAUDITED PRO FORMA ADJUSTMENTS:

     The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on June 30, 2005. Stock expenses were adjusted assuming Fundamental Research's fee structure was in effect for the twelve months ended June 30, 2005.

NOTE 5 - MERGER COSTS:

     No merger costs are to be incurred by the Funds. ING Investments, LLC, the Investment Adviser to the Funds, will bear the cost of the merger expense of the Funds carrying out their obligations under the Plan including merger related legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

NOTE 6 - USE OF ESTIMATES IN PREPARATION OF PRO FORMA FINANCIAL STATEMENTS

     Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

NOTE 7 - FEDERAL INCOME TAXES:

     It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired. A portion of the amount of these capital loss carryforwards may be limited in the future.

PROXY TABULATOR
P.O. BOX 9112
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ING FUNDS  #299
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________________________________________________________________________________
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PORTFOLIO NAME PRINTS HERE

                                                              USLICO SERIES FUND
                    PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON APRIL 6, 2006
                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) HUEY P. FALGOUT, JR., THERESA K. KELETY, AND TODD MODIC or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the "Portfolio"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 on April 6, 2006 at 10:00 a.m., Local time, and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS.

                       (DOWN ARROW) PLEASE VOTE, DATE AND SIGN THIS PROXY AND
                                    RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                     Date ______________________, 2006

                        ________________________________________________________


                        ________________________________________________________
                        Signature(s) (if held jointly)         (SIGN IN THE BOX)

                        This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.


(DOWN ARROW)                                                        (DOWN ARROW)


                                                                   ING Uslico fg

LABEL BELOW FOR MIS USE ONLY!
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ING FUNDS  #299
USLICO SERIES FUND
ORIGINAL 1UP POLY  2-03-06 KD
FRANK (ING USLICO SERIES FUND 2006 FG)
STOCK PORTFOLIO #001, 005
BACK 1 OF 4 - UP4
REVISION #1  2-09-06  KD


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________________________________________________________________________________
SIGNATURE OF PERSON AUTHORIZING PRINTING          DATE





PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


(DOWN ARROW)                                                        (DOWN ARROW)


TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

                                                      FOR     AGAINST    ABSTAIN

1.    NOT APPLICABLE


2.    NOT APPLICABLE


3.    NOT APPLICABLE


4.    To approve an Agreement and Plan of             [ ]       [ ]        [ ]
      Reorganization ("Reorganization
      Agreement") by and among The Stock
      Portfolio and ING Fundamental Research
      Portfolio, a series of ING Partners, Inc., providing for the reorganization of The Stock
      Portfolio with and into ING Fundamental
      Research Portfolio.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

(DOWN ARROW)                                                        (DOWN ARROW)


                                                                ING Uslico P4 fg

LABEL BELOW FOR MIS USE ONLY!
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ING FUNDS  #299
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ORIGINAL 1UP POLY  2-03-06 KD
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ASSET ALLOCATION  PORTFOLIO #002, 006
BACK 2 OF 4  UP1
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MIS EDITS:       # OF CHANGES ___/___ PRF 1 ___  PRF 2 ____

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________________________________________________________________________________
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PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.  [X]
PLEASE DO NOT USE FINE POINT PENS.


(DOWN ARROW)                                                        (DOWN ARROW)


TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

                                                      FOR     AGAINST    ABSTAIN

1.    To approve an Agreement and Plan of             [ ]       [ ]        [ ]
      Reorganization ("Reorganization Agreement") by and among The Asset Allocation Portfolio and
      ING VP Balanced Portfolio, a series of ING VP
      Balanced Portfolio, Inc., providing for the reorganization of The Asset Allocation
      Portfolio with and into ING VP Balanced
      Portfolio.

2.    NOT APPLICABLE

3.    NOT APPLICABLE

4.    NOT APPLICABLE

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.


(DOWN ARROW)                                                        (DOWN ARROW)


                                                                ING Uslico P1 fg

LABEL BELOW FOR MIS USE ONLY!
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________________________________________________________________________________
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PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.  [X]
PLEASE DO NOT USE FINE POINT PENS.


(DOWN ARROW)                                                        (DOWN ARROW)


TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

                                                      FOR     AGAINST    ABSTAIN

1.    NOT APPLICABLE


2.    NOT APPLICABLE


3.    To approve an Agreement and Plan of             [ ]       [ ]        [ ]
      Reorganization ("Reorganization Agreement") by and among The Money Market Portfolio and ING Liquid Assets Portfolio, a series of ING
      Investors Trust, providing for the
      reorganization of The Money Market Portfolio with and into ING Liquid Assets Portfolio.

4.    NOT APPLICABLE


                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.


(DOWN ARROW)                                                        (DOWN ARROW)


                                                                ING Uslico P3 fg

LABEL BELOW FOR MIS USE ONLY!
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ORIGINAL 1UP POLY  2-03-06 KD
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BOND PORTFOLIO #004, 008
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MIS EDITS:       # OF CHANGES ___/___ PRF 1 ___  PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.

________________________________________________________________________________
SIGNATURE OF PERSON AUTHORIZING PRINTING          DATE





PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


(DOWN ARROW)                                                        (DOWN ARROW)


TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

                                                      FOR     AGAINST    ABSTAIN

1.    NOT APPLICABLE

2.    To approve an Agreement and Plan of             [ ]       [ ]        [ ]
      Reorganization ("Reorganization
      Agreement") by and among The Bond
      Portfolio and ING VP Intermediate Bond
      Portfolio, a series of ING VP Intermediate
      Bond Portfolio, providing for the
      reorganization of The Bond Portfolio with and into ING VP Intermediate Bond Portfolio.

3.    NOT APPLICABLE

4.    NOT APPLICABLE


                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.


(DOWN ARROW)                                                        (DOWN ARROW)


                                                                ING Uslico P2 fg

                                                             ING INVESTORS TRUST
                                     PART C:

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

      Reference is made to Article V, Section 5.4 of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

      Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee's serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct.

      The Trust has a management agreement with Directed Services Inc. ("DSI"), and the Trust and DSI have various portfolio management agreements with the portfolio managers (the "Agreements"). Generally, the Trust will indemnify DSI and the portfolio managers under the Agreements for acts and omissions by DSI and/or the portfolio managers. Also, DSI will indemnify the portfolio managers under the Agreements for acts and omissions by the portfolio managers. Neither DSI nor the portfolio managers are indemnified for acts or omissions where DSI and/or the portfolio managers commit willful misfeasance, bad faith, gross negligence and/or by reason of reckless disregard.

      The Trust has a management agreement with ING Investments, LLC ("ING Investments") with respect to the LifeStyle, American Fund, ING Global Real Estate, MarketStyle, MarketPro, and ING VP Index Plus International Equity Portfolios. Generally, the Trust will indemnify ING Investments from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the management agreement between the Trust and ING Investments, except by reason of willful misfeasance, bad faith, or negligence in the performance of the ING Investment's duties, or by reason of reckless disregard of the its obligations and duties under the agreement.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 16. EXHIBITS

(1)   (a)   Amended and Restated Agreement and Declaration of Trust dated
            February 26, 2002. (17)

      (b) Certificate of Amendment dated May 1, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002. (17)

                                                             ING INVESTORS TRUST

      (c) Amendment #2 dated May 1, 2003 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002. (18)

      (d) Amendment #3 dated June 2, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002. (18)

      (e) Amendment #4 dated June 16, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002. (18)

      (f) Amendment #5 dated August 25, 2003 to the Trust's Amended and Restated Agreement and Declaration of Trust dated February 26, 2002.
            (20)

      (g) Amendment #6 dated September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002. (20)

      (h) Amendment #7 dated September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002. (20)

      (i) Amendment #9 dated November 11, 2003 to The Amended and Restated Agreement and Declaration of Trust. (22)

      (j) Amendment #10, effective June 2, 2003, to The Amended and Restated Agreement and Declaration of Trust. (23)

      (k) Amendment #11, effective January 20, 2004, to The Amended and Restated Agreement and Declaration of Trust. (23)

      (l) Amendment #12, effective February 25, 2004, to The Amended and Restated Agreement and Declaration of Trust. (23)

      (m) Amendment #13, effective August 1, 2004, to The Amended and Restated Agreement and Declaration of Trust. (25)

      (n) Amendment #14, effective August 6, 2004, to The Amended and Restated Agreement and Declaration of Trust. (25)

      (o) Amendment #15, effective September 3, 2004, to The Amended and Restated Agreement and Declaration of Trust. (25)

      (p) Amendment #16 effective November 8, 2004 to The Amended and Restated Agreement and Declaration of Trust. (25)

      (q) Amendment #17 effective February 1, 2005 to The Amended and Restated Agreement and Declaration of Trust. (25)

      (r) Amendment #18 effective May 2, 2005 to The Amended and Restated Agreement and Declaration of Trust. (25)

      (s) Amendment #19 effective May 2, 2005 to The Amended and Restated Agreement and Declaration of Trust. (25)

                                                             ING INVESTORS TRUST

      (t) Amendment #20 effective August 15, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Mercury Focus Value Portfolio to ING Mercury Large Cap Value Portfolio. (27)

      (u) Amendment #21 effective July 25, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to addition of ING MarketStyle Growth, ING MarketStyle Moderate Growth, ING MarketStyle Moderate, ING MarketPro, and ING VP Index Plus International Equity Portfolios. (27)

      (v) Amendment #22 effective August 29, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Jennison Equity Opportunities Portfolio to ING Wells Fargo Advantage Mid Cap Disciplined Portfolio. (27)

      (w) Amendment #23 effective November 30, 2005 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING EquitiesPlus Portfolio, ING FMRSM Small Cap Equity Portfolio, ING Global Real Estate Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio. (29)

(2)   By-laws (1)

(3)   Not Applicable

(4) Form of Agreement and Plan of Reorganization between USLICO Series Fund, on behalf of its USLICO Money Market Portfolio and ING Investors Trust, on behalf of its ING Liquid Assets Portfolio - Filed as an Exhibit to Form N-14 Registration Statement on January 6, 2006, and incorporated herein by reference.

(5)   Instruments Defining Rights of Security Holders. (1)

(6)   (a)   Management Agreement dated October 24, 1997 as amended May 24,
            2002. (22)

            (i)   Amended Schedule A. (25)

            (ii)  Amended Schedule B Compensation for Services to Series. (28)

            (iii) Letter agreement, dated April 29, 2005, to waive a portion of the management fee for ING Capital Guardian U.S. Equities, ING JPMorgan Small Cap Equity, ING Mercury Focus Value, ING Mercury Large Cap Growth, and ING UBS U.S. Allocation Portfolios. (28)

            (iv) Letter agreement to waive a portion of the management fee for ING Van Kampen Equity Growth Portfolio.*

      (b) Investment Management Agreement dated August 21, 2003 for ING American Funds Growth, ING American Funds International, and ING American Funds Growth-Income Portfolios. (20)

            (i) First Amendment to Investment Management Agreement effective September 2, 2004. (25)

                                                             ING INVESTORS TRUST

      (c) Management Agreement between ING Investors Trust and ING Investments, LLC dated February 25, 2004. (24)

            (i) First Amendment to Management Agreement effective September 2, 2004. (25)

            (ii) Amended Schedule A, dated December 28, 2005, with respect to the Management Agreement between ING Investors Trust and ING Investments, LLC (Global Real Estate, MarketStyle, MarketPro and VP Index Plus International Equity Portfolios).*

      (d)   Investment Management Agreement dated April 29, 2005. (25)

            (i) Form of Amended Schedule A, effective November 30, 2005, with respect to ING FMRSM Small Cap Equity Portfolio and ING Wells Fargo Small Cap Disciplined Portfolio. (28)

      (e) Portfolio Management Agreement with T. Rowe Price Associates, Inc. dated October 24, 1997. (2)

            (i)   Schedule A to Portfolio Management Agreement. (25)

            (ii)  Amended Schedule B Compensation for Services to Series. (25)

            (iii) Amendment to Portfolio Manager Agreement with T. Rowe Price
                  Associates, Inc. (11)

            (iv) Second Amendment dated September 1, 2003 to Portfolio Manager Agreement with T. Rowe Price Associates, Inc. (22)

      (f)   Portfolio Management Agreement with Eagle Asset Management, Inc. (2)

            (i) Schedule A and Amended Schedule B Compensation for Services to Series. (25)

            (ii) First Amendment dated September 1, 2003 to Portfolio Manager Agreement with Eagle Asset Management, Inc. (22)

      (g) Form of Amended and Restated Portfolio Management Agreement with Massachusetts Financial Services Company dated August 10, 1998. (25)

            (i) Termination Letter with regard to ING MFS Research Portfolio dated September 8, 2004. (25)

      (h) Form of Portfolio Management Agreement with Baring International Investment Limited dated March 31, 2005. (25)

      (i)   Portfolio Management Agreement with A I M Capital Management, Inc.
            (1)

            (i)   Schedule A. (25)

                                                             ING INVESTORS TRUST

            (ii)  Amended Schedule B. (22)

            (iii) Amendment No. 1 to Sub-Advisory Agreement effective January 3,
                  2000. (9)

            (iv) Amendment #2 effective April 14, 2003 to Sub-Advisory Agreement with AIM Capital Management, Inc. (20)

            (v) Third Amendment effective July 1, 2003 to Sub-advisory Agreement with AIM Capital Management, Inc. (22)

            (vi) Fourth Amendment effective September 1, 2003 to Sub-Advisory Agreement with AIM Capital Management, Inc. (22)

      (j) Portfolio Management Agreement with Alliance Capital Management L.P. dated February 26, 1999. (1)

            (i)   Schedule A and Schedule B Compensation for Services to Series.
                  (25)

            (ii) First Amendment dated September 1, 2003 to Portfolio Management Agreement with Alliance Capital Management, L.P.
                  (22)

      (k) Portfolio Management Agreement with Salomon Brothers Asset Management Inc. dated February 1, 2000. (20)

            (i)   Schedule A. (25)

            (ii)  Amended Schedule B Compensation for Services to Series. (22)

            (iii) Amendment dated January 1, 2002 to Portfolio Management
                  Agreement with Salomon Brothers Asset Management Inc. (11)

            (iv) Second Amendment dated September 1, 2003 to Portfolio Management Agreement with Salomon Brothers Asset Management, Inc. (22)

      (l) Portfolio Management Agreement with Capital Guardian Trust Company dated January 28, 2000. (9)

            (i)   Schedule A. (26)

            (ii)  Schedule B Compensation for Services to Series. (26)

            (iii) Form of First Amendment dated September 1, 2003 to Portfolio
                  Management Agreement with Capital Guardian Trust Company. (20)

      (m) Form of Amended and Restated Portfolio Management Agreement with Fidelity Management & Research Company dated May 2, 2005. (25)

      (n) Portfolio Management Agreement with Goldman Sachs & Company dated May 1, 2001. (18)

                                                             ING INVESTORS TRUST

            (i) Assumption Agreement between Goldman Sachs & Co. and Goldman Sachs Asset Management, L.P. dated June 10, 2003. (18)

            (ii) Form of First Amendment dated July 1, 2003 to Portfolio Management Agreement with Goldman Sachs & Company. (20)

            (iii) Form of Second Amendment dated September 1, 2003 to Portfolio
                  Management Agreement with Goldman Sachs & Company. (20)

            (iv)  Amended Schedule B Compensation for Services to Series. (26)

      (o) Portfolio Management Agreement with Pacific Investment Management Company, LLC dated April 30, 2001. (18)

            (i) Amended Schedule A and Amended Schedule B Compensation for Services to Series. (26)

            (ii) Form of First Amendment dated September 1, 2003 to Portfolio Management Agreement with Pacific Investment Management Company, LLC. (20)

      (p) Portfolio Management Agreement with Morgan Stanley Investment Management Inc. dated May 1, 2002. (18)

            (i)   Schedule A. (25)

            (ii)  Schedule B. (25)

            (iii) Form of First Amendment dated September 1, 2003 to Portfolio
                  Management Agreement with Morgan Stanley Investment Management, Inc. (20)

            (iv) Sub-Advisory Agreement dated December 1, 2003 between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited. (22)

      (q) Portfolio Management Agreement with J.P. Morgan Fleming Asset Management (USA), Inc. dated March 26, 2002. (18)

            (i)   Schedule A and Schedule B Compensation for Services to Series.
                  (25)

            (ii) First Amendment dated September 1, 2003 to Portfolio Management Agreement with J.P. Morgan Fleming Asset Management
                  (USA), Inc. (22)

            (iii) Assumption letter dated October 28, 2003, to Portfolio
                  Management Agreement with J.P. Morgan Fleming Asset Management
                  (USA), Inc. (23)

                                                             ING INVESTORS TRUST

      (r) Portfolio Management Agreement with Janus Capital Management LLC April 3, 2002. (18)

            (i)   Schedule A. (25)

            (ii)  Schedule B - Compensation for Services to Series. (25)

            (iii) First Amendment effective July 1, 2003 to Portfolio Management
                  Agreement between Janus Capital Management LLC. (23)

            (iv) Second Amendment dated September 1, 2003 with respect to the Portfolio Management Agreement with Janus Capital Management LLC. (23)

            (vii) Termination Letter with respect to the Portfolio Management
                  Agreement between Janus Capital Management LLC and Registrant regarding ING Janus Growth and Income Portfolio. (23)

      (s) Portfolio Management Agreement with UBS Global Asset Management (Americas) Inc. dated May 1, 2003. (20)

            (i)   Schedule B - Compensation for Services to Series. (25)

            (ii) Form of First Amendment dated September 1, 2003 to Portfolio Management Agreement with UBS Global Asset Management (Americas) Inc. (20)

      (t) Amended and Restated Portfolio Management Agreement with Marsico Capital Management, LLC dated April 29, 2005. (27)

      (u) Sub-Advisory Agreement with Julius Baer Investment Management LLC dated September 2, 2003. (19)

      (v) Sub-Advisory Agreement with Aeltus Investment Management, Inc. dated August 1, 2003. (22)

            (i) Amended Schedule A with respect to the Sub-Advisory Agreement between Directed Services, Inc. and Aeltus Investment Management, Inc. (22)

            (ii) First Amendment dated September 1, 2003 to Portfolio Management Agreement with Aeltus Investment Management, Inc.
                  (22)

      (w) Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. ("ING IM") dated August 15, 2005 with respect to ING MarketStyle Portfolios. (28)

      (x) Portfolio Management Agreement with Jennison Associates, LLC dated July 31, 2002. (20)

                                                             ING INVESTORS TRUST

            (i) First Amendment dated September 1, 2003 to Portfolio Management Agreement between Jennison Associates, LLC. (22)

      (y) Portfolio Management Agreement with Fund Asset Management, L.P. dated May 1, 2002. (20)

            (i) First Amendment dated September 1, 2003 to Portfolio Management Agreement with Fund Asset Management, L.P. (22)

      (z) Portfolio Management Agreement with Evergreen Investment Management Company, LLC for ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio dated May 3, 2004. (24)

      (aa) Portfolio Management Agreement with Legg Mason Funds Management, Inc. dated May 3, 2004. (25)

      (bb) Portfolio Management Agreement with ING Investment Management Advisors B.V., dated March 1, 2004. (23)

            (i) Amended Schedule A with respect to the Portfolio Management Agreement with ING Investment Management Advisors B.V. (23)

            (ii) Amended Schedule B, Compensation for Services to the Series, with respect to the Portfolio Management Agreement with ING Investment Management Advisors B.V. (23)

            (iii) Termination Letter with respect to the Portfolio Management
                  Agreement between ING Investment Management Advisors B.V. and ING Investors Trust dated February 25, 2005. (25)

      (cc) Portfolio Management Agreement with Pioneer Investment Management, Inc. dated April 29, 2005. (26)

      (dd) Portfolio Management Agreement with OppenheimerFunds, Inc. dated November 8, 2004. (25)

      (ee) Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. ("IIMA") dated July 29, 2005 with respect to ING VP Index Plus International Equity Portfolio.
            (28)

      (ff) Portfolio Management Agreement, dated August 29, 2005, among ING Investors Trust, Directed Services, Inc. and Wells Capital Management, Inc. (28)

            (i) Amended Schedule A, dated November 30, 2005, to Portfolio Management Agreement among Investors Trust, Directed Services, Inc. and Wells Capital Management, Inc. (28)

            (ii) Side Letter, dated August 26, 2005, confirming an understanding between DSI and Wells Capital Management, Inc. with respect to Investment Capacity. (28)

                                                             ING INVESTORS TRUST

      (gg) Sub-Advisory Agreement between ING Investments, LLC and ING Clarion Real Estate Securities, L.P. dated [ ] with respect to ING Global Real Estate Portfolio. *

(7)   (a)   Amended and Restated Distribution Agreement dated June 14, 1996, as
            Amended and Restated February 26, 2002. (17)

            (i) Amendment to Amended and Restated Distribution Agreement as of October 1, 2003. (25)

            (ii) Amended Schedule A effective May 2, 2005 Schedule of Series with respect to ING Investors Trust Amended and Restated Distribution Agreement. (25)

      (b) Distribution Agreement dated August 21, 2003 between ING Investors Trust and Directed Services, Inc. (20)

            (i) Amendment dated October 1, 2003 to Distribution Agreement dated August 21, 2003. (25)

            (ii) Amended Schedule A to Distribution Agreement for the American Funds Portfolios and LifeStyle Portfolios. (24)

      (c) Distribution Agreement dated April 29, 2005 between ING Investors Trust and Directed Services, Inc. (25)

            (i) Amended Schedule A, effective July 29, 2005, with respect to ING Investors Trust Distribution Agreement. (28)

(8)   Not Applicable

(9)   (a)   Custody Agreement with The Bank of New York dated January 6,
            2003. (19)

            (i) Amended Exhibit A, effective October 26, 2005, to the Custody Agreement with the Bank of New York. (28)

      (b)   Foreign Custody Manager Agreement dated January 6, 2003. (20)

            (i) Amended Exhibit A, effective October 26, 2005, to the Foreign Custody Agreement with the Bank of New York. (28)

      (c) Securities Lending Agreement and Guaranty with The Bank of New York and Schedule I dated August 7, 2003. (22)

            (i) Amended Exhibit A, effective July 29, 2005, to the Securities Lending Agreement and Guaranty with the Bank of New York. (27)

            (ii)  Global Securities Lending Supplement. (25)

(10)  (a)   Distribution Plan dated November 5, 2003. (22)

                                                             ING INVESTORS TRUST

            (i) Amended Schedule A Schedule of Series, dated November 30, 2005, with respect to ING Investors Trust Distribution. *

            (ii) Reduction in fee letter for Class A (to be renamed Service 2 Class) shares dated January 6, 2005. (25)

            (iii) Form of Reduction in Fee Payable under the ING Investors Trust
                  Shareholder Service and Distribution Plan (S2 Shares). *

      (b) Amended and Restated Shareholder Service and Distribution Plan for Adviser Class (formerly, Retirement Class) dated January 6, 2005.
            (25)

            (i) Reduction in fee letter for Adviser Class shares dated January 6, 2005. (25)

            (ii) Amended Schedule A, dated November 30, 2005, with respect to Amended and Restated Shareholder Service and Distribution Plan.*

            (iii) Form of Reduction in Fee Payable under the ING Investors Trust
                  Shareholder Service and Distribution Plan (ADV Shares). *

      (c) ING Investors Trust Rule 12b-1 Distribution Plan for ING American Fund Growth Portfolio, ING American Funds International Portfolio and ING American Funds Growth - Income Portfolio dated September 2, 2003. (20)

      (d) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust approved March 30, 2005. (26)

            (i) Amended Schedule A, dated November 30, 2005, with respect to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust. (28)

(11) Form of Opinion and Consent of Counsel - Filed as an Exhibit to Form N-14 Registration Statement on January 6, 2006, and incorporated herein by reference.

(12) Opinion and Consent of Counsel Supporting Tax Matters and Consequences - Filed as an Exhibit to Form N-14 Registration Statement on January 6, 2006, and incorporated herein by reference.

(13)  (a)   Administrative Services Sub-Contract between DSI, Inc. and ING Funds
            Services, LLC dated January 2, 2003. (18)

            (i) Amended Schedule A to Administrative Services Sub-Contract between DSI, Inc. and ING Funds Services, LLC. (26)

      (b) Administrative and Shareholder Service Agreement dated September 27, 2000 by and between Directed Services, Inc. and Security Life of Denver Insurance Company. (27)

                                                             ING INVESTORS TRUST

      (c) Administrative and Shareholder Service Agreement dated December 11, 2000 by and between Directed Services, Inc. and Southland Life Insurance Company. (13)

      (d) Amended and Restated Administration Agreement dated August 21, 2003 as amended and restated April 29, 2005, between ING Investors Trust and ING Funds Services, LLC. (26)

            (i) Amended Schedule A to the Amended and Restated Administration Agreement between ING Investors Trust and ING Funds Services, LLC. (28)

      (e) Administration Agreement dated May 3, 2004 between ING Investors Trust and ING Funds Services, LLC. (24)

            (i) Amended Schedule A, effective August 15, 2005 to the Administration Agreement between ING Investors Trust and ING Funds Services, LLC. (27)

      (f) Fund Accounting Agreement with Bank of New York dated January 6, 2003. (22)

            (i) Amended Exhibit A, effective October 26, 2005, to the Fund Accounting Agreement with the Bank of New York. (28)

      (g) Amended and Restated Shareholder Services Agreement for ING Investors Trust dated April 29, 2005. (25)

            (i) Amended Schedule A Schedule of Series, effective July 29, 2005, with respect to the Amended and Restated Shareholder Service Agreement between ING Investors Trust and Directed Services, Inc. (28)

      (h) Shareholder Services Agreement between ING Investors Trust and Directed Services, Inc. dated April 29, 2005 with respect to ING FMRSM Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities and ING MFS Utilities Portfolios. (25)

      (i) Third Party Brokerage Agreement dated March 1, 2002 between The Citation Group of Merrill Lynch, Pierce, Fenner & Smith Incorporated and GCG Trust. (25)

      (i)   Organizational Agreement for Golden American Life Insurance Company.
            (1)

            (i) Assignment Agreement dated March 20, 1991 for Organizational Agreement (for Golden American Life Insurance). (1)

            (ii) Form of Addendum to Organizational Agreement (for Golden American Life Insurance Company) adding Market Manager Series and Value Equity Series. (2)

                                                             ING INVESTORS TRUST

            (iii) Addendum dated September 25, 1995 to the Organizational
                  Agreement adding the Strategic Equity Series. (1)

            (iv) Addendum dated December 29, 1995 to the Organizational Agreement adding the Small Cap Series. (14)

            (v) Form of Addendum to the Organizational Agreement adding Managed Global Series. (15)

            (vi) Addendum dated August 19, 1997 to the Organizational Agreement adding Mid-Cap Growth Series, Research Series, Total Return Series, Growth & Income Series, Value & Growth, Global Fixed Income Series, Growth Opportunities Series, and Developing World Series. (8)

            (vii) Addendum dated February 16, 1999 to the Organizational
                  Agreement adding International Equity Series and the Large Cap Value Series. (9)

            (viii) Addendum dated June 15, 1999 to the Organizational Agreement adding Investors Series, All Cap Series and the Large Cap Growth Series. (9)

            (ix) Addendum dated May 18, 2000 to the Organizational Agreement adding Diversified Mid-Cap Series, Asset Allocation Growth Series and the Special Situations Series. (4)

            (x) Addendum dated November 16, 2000 to the Organizational Agreement adding International Equity Series. (5)

            (xi) Addendum dated February 22, 2001 to the Organizational Agreement adding Internet Tollkeeper Series. (6)

            (xii) Addendum dated February 26, 2002 to the Organizational
                  Agreement adding: Global Franchise, Equity Growth, J.P. Morgan Fleming, Small Cap Equity, Fundamental Growth, Focus Value, International Enhanced EAFE. (7)

      (j) Organizational Agreement for The Mutual Benefit Life Insurance Company. (2)

            (i) Assignment Agreement for Organizational Agreement (for The Mutual Benefit Life Insurance Company). (1)

      (k)   Settlement Agreement for Golden American Life Insurance Company. (1)

            (i)   Assignment Agreement for Settlement Agreement. (2)

      (l)   Settlement Agreement for The Mutual Benefit Life Insurance Company.
            (1)

            (i)   Assignment Agreement for Settlement Agreement. (1)

      (m) Indemnification Agreement dated March 20, 1991 between The Specialty Managers Trust and Directed Services, Inc. (1)

                                                             ING INVESTORS TRUST

      (n) Form of Indemnification Agreement dated October 25, 2004 by and among Lion Connecticut Holdings Inc. and the registered investment companies identified on Schedule A. (25)

            (i)   Form of Schedule A with respect to Indemnification Agreement.
                  (25)

      (o) Participation Agreement dated April 30, 2003 among ING Life Insurance and Annuity Company, The GCG Trust (renamed ING Investors Trust effective May 1, 2003) and Directed Services, Inc. (18)

      (p) Participation Agreement dated April 30, 2003 among ReliaStar Life Insurance Company, The GCG Trust (renamed ING Investors Trust effective May 1, 2003) and Directed Services, Inc. (18)

            (i) Form of First Amendment to Participation Agreement dated May 2004. (25)

      (q) Participation Agreement dated April 30, 2003 among ReliaStar Life Insurance Company of New York, The GCG Trust (renamed ING Investors Trust effective May 1, 2003) and Directed Services, Inc. (18)

            (i) Form of First Amendment to Participation Agreement dated May 2004. (25)

      (r) Participation Agreement dated May 1, 2003 among Golden American Life Insurance Company, The GCG Trust and Directed Services, Inc. (22)

      (s) Form of Participation Agreement among Equitable Life Insurance Company of Iowa, The GCG Trust (renamed ING Investors Trust effective May 1, 2003) and Directed Services, Inc. (17)

      (t) Form of Participation Agreement dated May 1, 2004 among Security Life of Denver, The GCG Trust (renamed ING Investors Trust effective May 1, 2003), and Directed Services, Inc. (17)

            (i) Amendment to Private Placement Participation Agreement dated June 27, 2003. (22)

      (u) Form of Participation Agreement among Southland Life Insurance Company, The GCG Trust (renamed ING Investors Trust effective May 1,
            2003), and Directed Services, Inc. (17)

      (v) Participation Agreement dated May 1, 2003 among United Life and Annuity Insurance Co., ING Investors Trust, and Directed Services, Inc. (22)

      (w) Form of Fund Participation Agreement dated September 2, 2003 among Golden American Life Insurance Company, Reliastar Life Insurance Company of New York, ING Investors Trust, ING Investments, LLC, Directed Services Inc., American Funds Insurance Series, and Capital Research and Management Company. (20)

                                                             ING INVESTORS TRUST

      (x) Participation Agreement among ING Investors Trust (formerly, The GCG Trust), Directed Services, Inc., and Security Equity Life Insurance Company. (22)

            (i) Assignment of and Amendment #1 to Participation Agreement Among ING Investors Trust, Directed Services, Inc., and Security Equity Life Insurance Company dated October 13, 1994.
                  (22)

      (y) Form of Fund Participation Agreement dated September 2, 2003, as amended and restated April 2004 among ING USA Annuity and Life Insurance Company, Reliastar Life Insurance Company of New York, ING Investors Trust, ING Investments, LLC, American Funds Insurance Series, and Capital Research and Management Company. (25)

      (z) Form of Participation Agreement Among ING Investors Trust and ING Insurance Company of America and Directed Services, Inc. dated January 2005. (25)

      (aa) Agency Agreement dated November 30, 2000 between the Funds and DST Systems, Inc. (20)

            (i) Amended and Restated Exhibit A, effective July 14, 2005, to the Agency Agreement with DST Systems, Inc. (28)

      (bb)  Allocation Agreement dated May 24, 2002 - Fidelity Bond. (23)

            (i) Amended Schedule A with respect to the Allocation Agreement - Blanket Bond. (23)

      (cc) Allocation Agreement dated May 24, 2002 - Directors & Officers Liability. (23)

            (i) Amended Schedule A with respect to the Allocation Agreement - Directors and Officers Liability. (23)

      (dd)  Proxy Agent Fee Allocation Agreement made August 21, 2003. (23)

            (i) Amended Schedule A with respect to the Proxy Agent Fee Allocation Agreement. (23)

      (ee)  FT Interactive Fee Allocation Agreement made August 21, 2003. (23)

            (i) Amended Schedule A with respect to the FT Interactive Fee Allocation Agreement. (23)

            (ii) Form of Amended Schedule C with respect to the FT Interactive Data Services Agreement. (24)

      (ff)  Form of Investment Company Institute Fee Allocation Agreement. (23)

      (gg)  Form of Securities Class Action Services Fee Allocation Agreement.
            (23)

      (hh) Amended and Restated Expense Limitation Agreement dated February 1, 2005 between ING Investments, LLC and ING Investors Trust. (25)

                                                             ING INVESTORS TRUST

            (i) Amended Schedule A, effective July 29, 2005, to the Amended and Restated Expense Limitation Agreement ING Investors Trust Operating Expense Limits regarding ING LifeStyle Aggressive Growth, ING LifeStyle Growth, ING LifeStyle Moderate Growth, ING LifeStyle Moderate,, ING MarketPro, ING MarketStyle Growth, ING MarketStyle Moderate Growth, ING MarketStyle Moderate, and ING VP Index Plus International Equity Portfolios. (27)

      (ii) Expense Limitation Agreement dated February 1, 2005 between Directed Services, Inc. and ING Investors Trust. (25)

            (i) Amended Schedule A, dated November 30, 2005, to the Expense Limitation Agreement. (28)

      (jj) Expense Limitation Agreement dated January 1, 2005 between Directed Services, Inc. and ING Investors Trust. (25)

            (i) Expense Limitation Letter Agreement dated January 1, 2005 to the Expense Limitation Agreement dated January 1, 2005 with regard to ING Goldman Sachs TollkeeperSM Portfolio. (25)

      (kk) Expense Limitation Agreement dated [ ] with regard to ING Global Real Estate Portfolio.*

(14) Consent of independent registered public accounting firm - Filed as an Exhibit to Form N-14 Registration Statement on January 6, 2006, and incorporated herein by reference.

(15)  Not Applicable.

(16) Powers of Attorney- Filed as an Exhibit to Form N-14 Registration Statement on January 6, 2006, and incorporated herein by reference.


(17)  (a)   The SAI for USLICO Series Fund, dated April 29, 2005 - Filed herein.

      (b) The SAI for ING VP Balanced Portfolio, Inc., dated April 29, 2005 - Filed herein.

      (c) The SAI for ING VP Intermediate Bond Portfolio, Inc., dated April 29, 2005 - Filed herein.

      (d) The SAI for ING Investors Trust, dated April 29, 2005, as filed on April 29, 2005 - Filed herein.

      (e) The SAI for ING Partners, Inc., dated April 29, 2005, as filed on April 28, 2005 - Filed herein.

      (f) The semi-annual report for The Asset Allocation Portfolio, The Bond Portfolio, The Money Market Portfolio and The Stock Portfolio (each a series of USLICO Series Fund), dated June 30, 2005 - Filed herein.

                                                             ING INVESTORS TRUST

      (g) The annual report for the Asset Allocation Portfolio, The Bond Portfolio, The Money Market Portfolio and The Stock Portfolio (each a series of USLICO Series Fund), dated December 31, 2004 - Filed herein.

      (h) The semi-annual report for the ING VP Balanced Portfolio (a sole series of ING VP Balanced Portfolio, Inc.), dated June 30, 2005 - Filed herein.

      (i) The annual report for the ING VP Balanced Portfolio (a sole series of ING VP Balanced Portfolio, Inc.), dated December 31, 2004 - Filed herein.

      (j) The semi-annual report for the ING VP Intermediate Bond Portfolio (a sole series of ING VP Intermediate Bond Portfolio, Inc.), dated June 30, 2005 - Filed herein.

      (k) The annual report for the ING VP Intermediate Bond Portfolio (a sole series of ING VP Intermediate Bond Portfolio, Inc.), dated December 31, 2004 - Filed herein.

      (l) The semi-annual report for the ING VP Liquid Assets Portfolio (a series of ING Investors Trust), dated June 30, 2005 - Filed herein.

      (m) The annual report for the ING VP Liquid Assets Portfolio (a series of ING Investors Trust), dated December 31, 2004 - Filed herein.

      (n) The semi-annual report for the ING Fundamental Research Portfolio (a series of ING Partners, Inc.), dated June 30, 2005 - Filed herein.

      (o) The annual report for the ING Fundamental Research Portfolio (a series of ING Partners, Inc.), dated December 31, 2004 - Filed herein.

Legend

(1) Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

(2) Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512.

(3) Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 8, 1999 File No. 33-23512.

                                                             ING INVESTORS TRUST

(4) Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of The GCG Trust as filed on July 14, 2000 File No. 33-23512.

(5) Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 1, 2000 File No. 33-23512.

(6) Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A of the GCG Trust as filed on April 27, 2001 File No. 33-23512.

(7) Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of The GCG Trust as filed on April 24, 2002 File No. 33-23512.

(8) Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of The GCG Trust as filed on September 2, 1997, File No. 33-23512.

(9) Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 29, 2000 File No. 33-23512.

(10) Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 12, 2001 File No. 33-23512.

(11) Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 8, 2002 File No. 33-23512.

(12) Incorporated by reference to Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1 as filed with the Securities and Exchange Commission on April 19, 2001 (File No. 33-74190).

(13) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Southland Life Insurance Company and its Southland Separate Account L1 as filed with the Securities and Exchange Commission on October 13, 2000 (File No. 33-97852).

(14) Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 22, 1995, File No. 33-23512.

(15) Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The GCG Trust as filed on June 14, 1996, File No. 33-23512.

(16) Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 10, 2003, File No. 33-23512.

                                                             ING INVESTORS TRUST

(17) Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on April 30, 2003, File No. 33-23512.

(18) Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on August 1, 2003, File No. 33-23512.

(19) Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on September 2, 2003, File No. 33-23512.

(20) Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on November 5, 2003, File No. 33-23512.

(21) Incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on January 30, 2004, File No. 33-23512.

(22) Incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on February 27, 2004, File No. 33-23512.

(23) Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512.

(24) Incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512.

(25) Incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 11, 2005, File No. 33-23512.

(26) Incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 29, 2005, File No. 33-23512.

(27) Incorporated by reference to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of the ING Investors Trust as filed July 26, 2005, File No. 33-23512.

(28) Incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A of the ING Investors Trust as filed November 28, 2005, File No. 33-23512.

*     To be filed by subsequent Amendment

                                                             ING INVESTORS TRUST

ITEM 17. UNDERTAKINGS

      (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                                             ING INVESTORS TRUST

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the city of Scottsdale and the State of Arizona on the 14th day of February 2006.

ING INVESTORS TRUST
                                                By:/s/ Huey P. Falgout
                                                   -------------------
                                                Huey P. Falgout, Jr.
                                                Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                   SIGNATURE                         TITLE                                  DATE
                   ---------                         -----                                  ----
                                                     President, Chief
                                                     Executive Officer and Chief
                                                     Operating Officer                February 14, 2006
-------------------------------------------------
               James M. Hennessy*

                                                     Senior Vice President
                                                     Chief/Principal Financial        February 14, 2006
                                                     Officer & Assistant Secretary
-------------------------------------------------
                  Todd Modic*

                                                     Trustee                          February 14, 2006
-------------------------------------------------
                  John Boyer*

                                                     Trustee                          February 14, 2006
-------------------------------------------------
               J. Michael Earley*

                                                     Trustee                          February 14, 2006
-------------------------------------------------
             R. Barbara Gitenstein*

                                                     Trustee                          February 14, 2006
-------------------------------------------------
                 Patrick Kenny*

                                                     Trustee                          February 14, 2006
-------------------------------------------------
              Walter H. May, Jr.*

                                                             ING INVESTORS TRUST

                                                     Trustee                          February 14, 2006
-------------------------------------------------
              Thomas J. McInerney*

                                                     Trustee and Chairman             February 14, 2006
-------------------------------------------------
                  Jock Patton*

                                                     Trustee                          February 14, 2006
-------------------------------------------------
               David W.C. Putnam*

                                                     Trustee                          February 14, 2006
-------------------------------------------------
                John G. Turner*

-------------------------------------------------
                                                     Trustee                          February 14, 2006
-------------------------------------------------
               Roger B. Vincent*

                                                     Trustee                          February 14, 2006
-------------------------------------------------
             Richard A. Wedemeyer*

*By: /s/ Huey P Falgout
     ------------------
     Huey P. Falgout, Jr.
     as Attorney-in-Fact**

** Executed pursuant to powers of attorney filed in this Registration Statement.

                                                             ING INVESTORS TRUST

EXHIBIT RIDER

                                  EXHIBIT INDEX

Exhibit Number                            Description
--------------                            -----------
(17)(a)                 The SAI for USLICO Series Fund, dated April 29, 2005.

(17)(b)                 The SAI for ING VP Balanced Portfolio, Inc., dated
                        April 29, 2005.

(17)(c) The SAI for ING VP Intermediate Bond Portfolio, Inc., dated April 29, 2005.

(17)(d) The SAI for ING Investors Trust, dated April 29, 2005, as filed on April 29, 2005.

(17)(e) The SAI for ING Partners, Inc., dated April 29, 2005, as filed on April 28, 2005.

(17)(f)                 The semi-annual report for The Asset Allocation
                        Portfolio, The Bond Portfolio, The Money Market
                        Portfolio and The Stock Portfolio (each a series of
                        USLICO Series Fund), dated June 30, 2005.

(17)(g)                 The annual report for the Asset Allocation Portfolio,
                        The Bond Portfolio, The Money Market Portfolio and The
                        Stock Portfolio (each a series of USLICO Series Fund), dated December 31, 2004.

(17)(h)                 The semi-annual report for the ING VP Balanced Portfolio
                        (a sole series of ING VP Balanced Portfolio, Inc.), dated June 30, 2005.

(17)(i)                 The annual report for the ING VP Balanced Portfolio
                        (a sole series of ING VP Balanced Portfolio, Inc.), dated December 31, 2004.

(17)(j)                 The semi-annual report for the ING VP Intermediate Bond
                        Portfolio (a sole series of ING VP Intermediate Bond
                        Portfolio, Inc.), dated June 30, 2005.

(17)(k)                 The annual report for the ING VP Intermediate Bond
                        Portfolio (a sole series of ING VP Intermediate Bond
                        Portfolio, Inc.), dated December 31, 2004.

(17)(l)                 The semi-annual report for the ING VP Liquid Assets
                        Portfolio (a series of ING Investors Trust), dated
                        June 30, 2005.

(17)(m)                 The annual report for the ING VP Liquid Assets Portfolio
                        (a series of ING Investors Trust), dated December 31,
                        2004.

(17)(n)                 The semi-annual report for the ING Fundamental Research
                        Portfolio (a series of ING Partners, Inc.), dated June
                        30, 2005.

(17)(o)                 The annual report for the ING Fundamental Research
                        Portfolio (a series of ING Partners, Inc.), dated
                        December 31, 2004.